State Enterprise National nuclear energy generating company «Energoatom» Due Diligence report 15.05.2017

 CONTENTS
Preamble	2
1. Business overview	3
2. Quality of information and accounting	12
3. Historical financial performance	25
4. Quality of net assets	37
5. Net debt analysis	56
6. Cash flow analysis	62
7. Financial statements high level analysis and on-going monitoring	66
8. Electricity market study	73
9. Electricity market. Collections	100
10. Financial model review	104

Preamble

In accordance with contract № 58/17 on provision of consulting services as of 15 February 2017 concluded with Central Storage Safety Project Trust (further ‘Customer’) we, Baker Tilly Ukraine LLP (further ‘BTU’) have prepared Due Diligence of NNEC Energoatom SE (hereinafter referred to as the “Target”/”Company”) for the 2015 and 2016 calendar years (hereinafter referred to as “Services”). Detailed scope of work is defined in the Addendum No 1 to the contract № 58/17 as of 15 February 2017 (See Appendix 1).

This report was prepared on the specific instructions disclosed in the contract № 58/17 as of 15 February 2017 solely for the benefit of the Customer, Merrill Lynch, Pierce, Fenner & Smith Incorporated (hereinafter, “BAML”) and the Overseas Private Investment Corporation (hereinafter “OPIC” and, together with BAML, collectively, the “Reliance Parties.”) for the purpose of financial model analysis and should not be used or relied upon for any other purpose.

This report is based upon the scope of work that was by determined by the Customer, and we did not have the specific interest of any other party in contemplation when we carried out this assignment.

Our work consisted primarily of analysis and analytical procedures applied to the public information, and also data, information and explanations provided to us by or at the request of the Customer and of the Target. We did not verify the accuracy and / or completeness of the public information, data or information and explanations provided by management of the Target or by the Customer, such as would be the case during an audit and / or a review. Consequently the report does not contain an audit opinion and / or a review report on any of the information set out in this report.

This report should not be quoted, referred to or shown to any other parties, except for the Reliance Parties without our prior consent in writing and any additional conditions we may apply except (i) required by court order or (ii) required by a regulatory authority.

The contents of this report come under the confidentiality provisions disclosed in the contract № 58/17 as of 15 February 2017.

In spite we conducted our procedures / work with due professional care, we inevitably relied on data and information provided by us by the Customer, the management of the Target, or taken from public sources, as well as on enquiries and discussions with the Target’s management. Consequently BTU assumes no responsibility whatsoever in respect of or arising out of or in connection with the contents of this report to parties other than the Customer. If others choose to rely in any way on the contents of this report they do so entirely at their own responsibility.

Whilst we believe that the information obtained is substantially responsive to the instructions disclosed in the contract № 58/17 as of 15 February 2017 we are not in a position to assess its sufficiency for the purpose of the Reliance Parties. Although the Reliance Parties are aware of the findings in this report it is their own responsibility to perform an independent investigations with respect to the considered transaction.

Alexander Pochkun

Managing Partner
Baker Tilly Ukraine

1.	Business overview

General overview of the key events in recent history, major changes in the Targets' operations

State enterprise “National Nuclear Energy Generating Company “Energoatom” (the Company) was founded on 17 October 1996 in accordance with Resolution N 1268 “On establishment of National nuclear energy-generating company “Energoatom” issued by the Cabinet of Ministers of Ukraine. The Company is subordinate to the Ministry of Energy and Coal Industry of Ukraine and being an operator of all the functioning nuclear power stations of Ukraine. The Company was founded on the basis on property of nuclear power plants and their infrastructures.

Legal address of the Company is 3, Nazarivska Street, Kyiv, Ukraine.

The main Company activity is production of the electricity on nuclear power stations that are situated in different regions of Ukraine, and secure exploitation together with work increase the effectiveness of nuclear power stations, non-stop power supply for industrial and domestic utilities and within it’s competence securing constant readiness of Ukraine for quick actions in case of emergencies on nuclear power stations, radioactive accidents in industry. The Company’s activity also involves construction of new power-generating blocks and withdrawal of already acting power-generating blocks, buy-in of the nuclear fuel, and physical security of the nuclear energy plants and education of the personnel of the nuclear stations.

The Company is largest electricity producer in Ukraine and with more than 50% share in total volume of country’s electricity production of Ukraine.

Ukraine places 8 (eights) position in the world and 5 (fifth) in Europe given installed power capacity of nuclear stations.

The Company executes functions of the operating entity and is responsible for the security operation of all the Nuclear Power Stations of Ukraine.

Additionally the Company goes into other operations, which are in full conformity with the Ukrainian law and are not contrary to main goals of the Company activity.

There are other Company priorities – finishing of construction of third and fourth power blocks of Khmelnitsky Nuclear Power Plant. Company’s specialists are also working on operating lifetime lasting of power-blocks that are in work now.

The Company is in the process of construction of Central Spent Fuel Storage Facility (hereinafter CSFSF) to receive spent fuel from Rivnenskiy, South-Ukrainian and Khmelnytskiy Nuclear Power Plants, selection of the new reactor plant, creation of non-closed nuclear-fuel cycle, search for alternative variants of nuclear fuel.

The biggest world nuclear fuel producers are APEBA (France), Westinghouse (USA) and OJSC “TVEL” (Russian Federation) and the last ones are Company’s suppliers.

High level analysis of the Target’s operating and legal structure

Chart 1.1. Operational and production structure of the Company
Source: Energoatom

As of 30 June 2016 the Company’s structure consists of the Directorate and sixteen Separated Divisions.

Chart 1.2. Legal structure of the Company
Source: Energoatom

According to information from the Ukrainian Unified State Register of Legal Entities (further - ''Unified State Register'' or ''USR'') the Company’s owner now is the Ministry of Energy and Coal Industry of Ukraine. The governing bodies of the Company are - President and Board.

For investigation of the company structure we received Regulation for organizational structure of SE «NNEGC «Energoatom» PL-C.0.06.003-10.This Regulation shows different types of directorate structures and separate divisions, accounting office.

According to information from USR the Company has 15 separate divisions all over across Ukraine and one representation abroad in Belgium (in Brussels).

10 separate divisions perform supportive functions, such as: research work, equipment procurement for power plants, engineering support of power plants, and repair of the power plants equipment, ensuring permanent readiness for fast and effective actions in case of accidents, construction, storage and accounting of material values, developmental works. Organizational structures of separate divisions differ from each other due to specifics of their work and functions.

The Board is the supreme body of management according to the Company’s charter. According to the order of the Company No. 1090 dated 06.11.2008 for the purpose to increase the efficiency and optimization of Board work was approved the Regulation on work organization of the State Enterprise «National nuclear energy generating company «Energoatom» PL-C.0.02.004-08. This Provision is developed according to the resolution of Government of Ukraine under date October 17, 1996 No. 1268 and the Company's charter.

The president of the Company heads the Board.

The Board consists of, except the president, the senior vice president - the technical director and vice-presidents of the Company in the areas of activity, the representative of the Ministry of Energy and Coal Industry of Ukraine. Heads of the separate and structural divisions of the Company can also enter into the Board.

The following shall fall within the powers of Board: introduction of offers concerning changes and additions in the Company charter, approval of the development program and the main activities, approval of annual planned targets, approval of annual statements, approval of funds formation and the amount of contributions to these funds, the solutions of social and economic problems concerning activities of the Company, decision about creation, reorganization and liquidation of branches, representations, departments and other separate divisions, approval of reports and conclusions of audits about financial and economic activities, approval of the annual Board's work plan, approval of tradename, trademark, logo (logo), and also other logos, to resolve other issues of activities of the Company within the competence.

The Ministry of Energy and Coal Industry of Ukraine is authorized state body of management of the Company (according to the charter). This body makes the decision on creation, reorganization and liquidation of the Company, concludes and terminates the contract with the head of the Company (exercises control over the observance of contract requirements), coordinates appointment to the post of the head of Company legal service, approves the charter of the Company (and changes), approves Regulation about the Board of the Company, keeps account for state ownership, agrees on financial and investment plans of the Company (exercises control over their use), carries out monitoring of financial activity, provides carrying out the audit inspections of the Company, develops and agrees on strategic development plans for the Company, agrees on contracts on joint activity, contracts of the commissions, an assignment and management of property (changes in them and controls performance of these contracts conditions), finds the state property, which temporarily isn't used and makes offers on it's further use, agrees to alienation, rent, transfer and write-off of Company's property, and also other functions provided by the legislation.

According to information from the official website of the Company (http://www.energoatom.kiev.ua/ru/separated/):

5 separate divisions (4 nuclear power plants and 1 windfarm) are engaged in electricity generation.

Company operates four acting Ukrainian nuclear power plants (stations):

Zaporizhya NPP 6000 Megawatt	Khmelnytskiy NPP 2000 Megawatt

Rivne NPP 2 835 Megawatt	South-Ukraine NPP 3000 Megawatt
and

Non-nuclear Energy Generation	Total Capacity
• Tashlykskaya Hydro Accumulating Power Station (HAPS), • Aleksandrovskaya Hydro Power Station (HPS), • Donuzlavskaya wind power plant (WPP) on temporarily occupied Crimea peninsula territory	313,5 Megawatt

Separate Division “Atomremontservis”

For the purpose of quality management improvement and effectiveness of works executed at nuclear power plants, on 24.11. 2000 the Company issued an Order № 821 on creation of Separated Division «Atomremontservis» (hereinafter SD ARS). SD ARS activity is secure and effective execution of complex and extra scheduled works, namely works on designing, assembling, repair, reconstruction and upgrade of Ukrainian Nuclear Power Plants.

Main functions are:

•	assembling, repair and reconstruction of NPP machinery;
•	training and education, retraining and support of maintenance personnel;
•	complex engineering and technical maintenance and organization of the repair maintenance of Nuclear Power Plants.

SD ARS employees are highly qualified specialists and workers that have practical experience in nuclear energy. Number of personnel is more than 800 employees.

Contact info: SD «Atomremontservis», 07100, prosp. Entuziastov 7, Slavytich city, Kiev region, Tel/faks:    38(045-79) 2-48- 67, Direct phone:  38(045-79) 2- 96- 84,  e-mail:   kanc@ars.atom.gov.ua

Separate Division “Atomcomlect”

Separated Division "Atomcomplect" (hereinafter SD AC) of  the Company was created in August  2002  to provide unique policy of delivery technical and material resources for State enterprise “National Nuclear Energy Generating Company “Energoatom”.

 Main functions are:

•	selection of the suppliers on tender basis;
•	organization of the centralized supply of material and technical resources for the purposes of NPPs;
•	works on replenishment of centralized and emergency stocks of Ukrainian NPPs;
•	control over safekeeping of inventories at Company’s stock and taking part in development of normatives for inventories level;
•	organization of the effective usage of material and technical resources.

Contact info : Kiev City, Zhylianskaya Str., 108 (А), 01032, Ukraine., email: office@ak.atom.gov.ua, phone: 380-44-201-09-38, 380-44-201-09-45

Separate Division “Nauchno-technicheskiy centr”

Separate Division «Nauchno-technicheskiy centr» (hereinafter SD NTC) of the Company was created on 07.03.2003.

The aim of the SD NTC activity is provision of the scientific and technical support of the company activity at all the lifecycle of the NPPs.

Main functions are:

•
creation and securing of functioning complex, effective system of scientific and technological support of NPPs of the Company that facilitates optimal usage of the intellectual and technical potential of scientific and engineer organizations;

•	services in the sphere of usage nuclear and radiological security.

Contact info: 01054, Kiev city, B. Khmelnitskogo str., 63а, Tel./faks: +38(044) 206-97-21, faks +38(044) 206-97-25, e-mail: v.ponomaryova@ntc.atom.gov.ua

Separate Division “Atomenergomash”

Separate Division “Atomenergomash” was created on 07.11.2003. The main aim of Separate Division “Atomenergomash”  (hereinafter SD AEM) is secure and effective fulfillment of works for repair, reconstruction of heat exchanging and heat-mechanic equipment, production of the containers for radioactive waste, other products and execution of works  within the production complex SD AEM to provide secure exploitation of NPPs.

 Main functions are:

•	development and production of heat exchanging and heat-mechanic equipment, elements of NPPs pipelines, piers, suspensions;

•	organization of unit-restore repair of the heat exchanging equipment for NPPs;

•	production of special metal constructions, containers for radioactive waste, fire-protective doors, tanks, high pressure spirals heaters, heat insulation;

•	armored cables for preliminary tension system for security capsule for NPPs,

•	heads and shanks for heat generating assembly;

•	capital repair and equipment reconstruction, incl. electric engines;

•	application of new product types for Ukrainian nuclear energy needs.

 Contact info: 71503 , Energodar city, Zaporozhye region, Promyshlennaya street, 52, Tel. +38 (06139) 6-47-02, Fax. +38 (06139) 6-34-88, e - mail: l_prokopenko@aem.zp.ua, site: www.aem.zp.ua

Separate Division “Avtomatyka ta mashynobuduvannya”

In accordance with Order of Ministry of energy and coal industry of Ukraine №738 dated 23.10.2014 it was made a decision to merge the Company with the State Enterprise “Scientific and production complex Automatyka ta Masynobydyvannya “, that is situated in Zholtie Vody town in Dnepropetrovsk region. On 20.01.2015 there was an approval from Antimonopoly committee of Ukraine for the merger. Separate Division “Avtomatyka ta mashynobuduvannya” (hereinafter AtaM) is modern enterprise with full production cycle and strong scientific personnel potential of 159 employees.

Main functions are:

•	elaboration and introduction of the innovative developments to produce instruments and equipment within quality management system;
•	research and navigation based on international standards;
•	management of Quality system that is needed for the process of launch for nuclear stations.

Contact info: Gagarina str. 4, Zholtie Vody city, Dnepropetrovsk region, Ukraine, 52204

Separate Division “Avariyno-Technicheskiy Centr”

According to Order of Ministry of fuel and energy of Ukraine dated 25.10.02 № 619 "On GATC reorganization" and order of the Company " dated 13.11.02 № 765 "On creation  Separate unit Emergency Technical Center of State Enterprise  NNEC Energoatom", on 2 September 2003 it was created Separate Division of the Company “Avariyno-Technicheskiy Centr” (hereinafter SD ATC).

Main functions are:

•	Emergency reactions and maintenance of the machinery for accidents liquidation.

Contact info: tel: +38 (044) 406-5670, fax: +38 (044) 406-5680, secretary: +38 (044) 406-5652.,email: info@atc.gov.ua, Postal address: 08140, Pripyatskaya str., 1, village. Belogorodka, Kiev-Svyatoshyno district, Kiev region, Ukraine.

Separate Division “Atomproektengineering”

Separate Division “Atomproektengineering” (hereinafter SD API) was founded based on order of State Enterprise “NNEC “Energoatom” dated 08.12.2008. SD API provides services for capital constructions based on own projects, including construction of new nuclear and other energy generating plants, including: completion of the current construction,  acting as Customer  (developer) in capital construction for SD “API”, planning of activity connected with new nuclear generation units, creation of investment projects for new construction.

Main functions are:

•	Implementation of the investment projects in the sphere of capital construction of the Company.
•	Coordination of Company’s Divisions on regular basis, prescribed by production and organizational documentation of the Company.

Contact info: Mailing adress: 01033, Kiev, Gaidara str., 6 Tel: (044) 206-97-87 E-mail: office_api@direkcy.atom.gov.ua

Separate Division “Skladske Hospodarstvo”

Separate Division “Skladske Hospodarstvo” (hereinafter SD SG) was created for the purpose of effective usage of inventory holdings according to requirements, rules and security standards.

Main functions are:

•	storage and accounting of inventories for exploitation, repair and modernization and construction of NPPs,
•	mobilization and material reserve in case of emergency cases, and also creation of centralized reserve of Inventories;
•
receipt and giving out of Inventories, machinery and spare parts from centralized reserve according to applications of other separate Divisions of the Company, produces amendments to NPPs according to existent Inventory storages, makes automatic accounting;

•	functioning of the automatic management system of storage facilities with unique terminology and classification, organizes and executes of the incoming control of the product quality etc.

Contact info: Ukraine, 34400, Rovno region, Kuznetsovsk city, Separate Division «Rivne NPP», Tel. (03636) 6-29-21

Separate Division “Design Office Atomprylad”

Separate Division «Design Office «Atomprylad» of the Company (before September 2014 – Separate Division «Energoeffectivnost») operates in the sphere of special power instrument-making industry since 1969. It has design offices and information technology units and units for standardization, metrology and harmonization of the normative documents. Separate Division «Design Office «Atomprylad» has it’s own production base, that produces experimental and research (pilot) samples of new equipment, singular and small series.

Main functions are:

•
Execution set of scientific and research works for production of new, including import substitution types of products that are applied also for repair and modernization of the acting NPPs and thermoelectric power stations and also for the equipment of new energy units.

Contact info: Ukraine, Kiev, tel. +380 (44) 277-79-14 faх: +380 (44) 277-79-31 E-mail: office_ap@atomprylad.atom.gov.ua

Separate Division “Upravlinnya spravamy”

The main aim of the Separate Division «Upravlinnya spravamy» (hereinafter SD US) activity is trade-economic, material, technical and service provision of the Company’s personnel and it’s separate Divisions, situated in Kiev city.

Main functions are:

•	Exploitation, maintenance of buildings and constructions, engineer equipment that belongs to the Company in Kiev city;

•	Production service for employees workplaces, providing of telecommunication and means of dispatcher management, servicing of computer equipment;

•	Transport services for Company management, separate Divisions in Kiev city and Directorate employees, and technical service for automobile transport;

•	Organization of trade, economic and servicing functions.

Contact info: Ukraine, 01030, Kiev city, Ivano-Franko str., 31b, Tel. (044) 277-78-66.

Separate Division of the Company in Kingdom of Belgium

The Company has representative office in Belgium that was created in 2014. It’s aim of activity, according to information on the official website of the Company

http://www.energoatom.kiev.ua/ru/press/nngc/40610-energoatom_pervym_iz_goskompaniyi_ukrainy_otkryvaet_predstavitelstvo_v_bryussele/, is tight interaction with representatives of the European commission and European Energy community for adaptation of Ukrainian regulations and rules with the European standards; close cooperation with the European institutes (including EBRD and Euroatom) for the purpose of boosting the ranks of partners for common projects in Ukraine and Europe.

The main functions and operations of the Company are:

•	production of the electricity,

•	production, transportation and supply of the heat,

•	centralized cold and hot water supply,

•	centralized drainage services and heating supply.

Key locations and premises:

Source: Energoatom

As of 31.12.2016 Power Generation capacities of the Company are:

•	15 energy generating blocks of total capacity 13 835 Мegawatt;

•	2 hydroagregates of Tashlytska GAES with set capacity of 302 Мegawatt;

•	2 hydroagregates of Oleksandrivska GES with set capacity of 11,5 Мegawatt;

Today on Ukrainian Nuclear Power Stations, there are 15 power blocks, out of which 13 (thirteen) – with reactor of VVER-1000 type, 2 (two) - VVER -440. Wind units of WP “Donuzlavska WES” are not exploited at present moment by the Company because of Crimea peninsula temporary occupation.

Since 1 July 2000, according to long-lasting contract, electricity is sold to State enterprise “Energorynok” (SE “Energorynok”), the national electricity distribution company.Sales tariffs are regulated by the National Commission for State Energy and Public Utilities Regulation (hereinafter NCEPUR).

Table 1.1. Tariff and Electricity Sales in Ukraine

Sale of Electricity		The Company Tariff
Electricity Production	Wholesale Buyer of Electricity	The Company prepares the substanation and structure of the tariff to include the required rate of costs, investments and loan repayments of The Company , including CEB’s loans repayments
• The Company	State Enterprise “Energorynok” ▪ Wholesale pricing ▪ Purchasing and wholesaling ▪ Allocating funds among electricity producers according to the algorithm
• TPP Generating Companies		Tariff is reviewed by the NCEPUR
• HPP Generating Companies
• CHPs and “green tariff” producers
• Operators-Importers of Electricity		Tariff structure is approved by NCEPUR
Source: Energoatom

Structure for volume and price of the electric energy that was bought by State Enterprise "Energorynok" from producers of the electric energy and sold to energy suppliers, for every energy source in 2016 is shown in table below.

Table 1.2. Structure for volume and price of the electric energy in 2016
Initial power production facilities	Share in electricity volumes	Share in price of electricity
Nuclear power stations (NPPs)	53,74%	29,32%
Generating companies of the heat power stations (GK TES)	31,78%	45,96%
Hydropowerstations (GES) (exept small ones)	6,21%	5,23%
Heat electro central (TETs)	7,01%	12,51%
Hydropowerstations (GES) (small ones)	0,13%	0,56%
Wind powerstations (WES)	0,66%	2,54%
Sun electricity	0,35%	3,38%
Biomass	0,06%	0,24%
Others	0,06%	0,26%
Total	100,00%	100,00%
Source: Energoatom, Baker Tilly calculations

Central spent fuel storage facility investment

World situation shows that there is still no perfect technology to deal with Nuclear Waste. Technologies of the direct bury and recycling of Nuclear Waste need significant material investments and at the same time have great number of the problems unsolved. Thus the majority of the countries that use nuclear reactors adhere to policy of

“postponed decision” to deal with Nuclear Waste, and store it in interim depositaries. And they provide the possibility to make final decision to treat with Nuclear Waste within 50-100 years according to technical, economic, political and other factors that will be actual for that time.

The Company constructs Central spent fuel storage facility (CSFSF) within the Chernobyl-exclusion area to take fuel from Rivne, South Ukraine, and Khmelnytskiy nuclear power plants (NPPs). Company is currently seeking finance for the project through U.S. capital markets. The proposed financing will be sold to Qualified Institutional Buyers in a private offering of bonds under Rule 144A/Regulation S of U.S. securities laws by a financing trust (Central Storage Safety Project Trust) that would, in turn, lend the net proceeds to the Company to finance a portion of the project costs under a credit agreement between the Trust and the Company.

Нoltec International is supplier of equipment and casks for the project (16 529 worked out fuel elements).

Two documents were reviewed that provide a high level summary of the cost estimate that has been developed for the project, including the CSFSF Construction Time Schedule (no date) and the CSFSF Aggregate Cost Estimate (2016) documents. This review was performed with a focus on determining if the cost estimates covered the key elements of the project. There were no verification or validation of the cost numbers done.

In 2016 the Company has estimated that 359 USD mln will be spent on the project within the first 5 years, USD 59 Million on construction of the site (will be done by local Ukrainian firms) and USD 300 Million on the Holtec International contract as supplier for equipment and casks. An additional 1 Billion USD will be spent in the remaining years for expansion of the site and continued operations.

Operation of sending Nuclear Waste to Russian Federation annually costs of more than 100 mln USD (up to 150 mln USD), but it does not solve the problem of the nuclear waste, that according to contracts for Nuclear Waste processing should be received back to Ukraine (it corresponds to “United convention on secure treatment with spent fuel and on secure treatment with radioactive waste” that was ratified by Ukrainan Parliament - Verkhovna Rada on 20.04.2000) as being the country of initial nuclear waste origination.

Based on the estimation of the Ukranian National Institute for the Strategic Researches  (http://old.niss.gov.ua/Monitor/august08/18.htm) as of 2008 preliminary maintenance costs for start and exploitation within up to 100 years of  new own ukrainian storage facility would have constituted about 520 mln USD and the similar costs for this project were approved by the Order of Cabinet of Ministers of Ukriane №131-р dated 04.02.2009 in amounts of 3,675 bln UAH and 1,226 bln UAH (with actual as of that date foreign exchange rate USD/UAH of 7,7 total costs constituted  477 mln USD) but without any utility and payroll costs charged. By 2017 total project cost amounted 1,3 bln USD. According to estimation of the Ukranian National Institute for the Strategic Researches held in 2008, services of Russian companies for processing of such amount of nuclear waste according to existing scheme would have amounted near 2 billion USD for the whole period of the CSFSF exploiation.

General overview of transactions with subsidiaries, affiliated companies and related parties and their impact on the Company’s business

According to the available documents the Company had one transaction with representative office in Belgium, namely payment of tenancy agreement under the Contract No. 10-149-08-14-00133 dated 30.09.2014 in the amount of 48 000 Euro. According to the documents available, there were no other transactions between the Company and representative office.

According to Ukrainian State Registry the Company owns 25% of the corporate rights in LLC Educational and Certification Center of Nondestructive Control, the EGRPOU 30019780 code (further - LLC). LLC was created in 7.27.1998 for the purpose of holding actions for professional development, preparation / retraining and certifications of personnel for nondestructive control, and also the organization and conducting inspections and diagnostics of the equipment with use of nondestructive control methods for the purpose of safety level increase on objects of nuclear and traditional power, other fields of the industry.

Three legal entities (including the Company) possess this LLC, which completely is in state ownership. According to provided information, transactions between the Company and LLC during 2015 and 2016 are absent. However, the financial result of LLC for 2015 has negative value in the sum of 33 282 ths. UAH, and for 2016 has negative value of 23 711 ths. UAH.

Besides, according to the official website of The State Property Fund of Ukraine, http://www.spfu.gov.ua/ru/sale-obj/377, 25% of the corporate rights of LLC are offered for sale.

The Company operates according to the charter, laws of Ukraine and other regulatory legal acts. According to p.3.4 of the Company’s charter, the Company can't be the founder of any legal entity.

According to the documents and information that we have received, the Company has no related parties.

It may be stated that the Company has no transactions with the affiliated companies or the related parties which can have influence on activity of the Company.

According to Company’s Ukrainian NAS reporting as of 31.12.2016 there were no outstanding balances neither for intercompany payables nor receivables.

According to Company’s Accounting policy and International accounting standard IAS 24 “Related Party Disclosures”, a related party is a person or entity that is related to the entity that is preparing its financial statements.

A person or a close member of that person’s family is related to a reporting entity if that person:

•	has control or joint control over the reporting entity;

•	has significant influence over the reporting entity;

•	is a member of the key management personnel of the reporting entity or of a parent of the reporting entity.

In 2016 Y there were no transactions in total to related parties that exceeded materiality of some accounting units, that belong to assets, liabilities and own enterprise capital (5 % from total assets).

Should any Ukrainian state owned enterprise be considered as related party, following trade accounts receivable in amount of 2 236 mln UAH and revenues from electricity sales of 35 941 mln UAH to SE "Energorynok" would be considered as related party transactions.

Significant business functions of the Target outsourced to external companies

Based on the Company’s management declaration statement there are no significant functions outsourced to external companies.

2. Quality of information and accounting

Overview of the Group accounting policy, significant changes and key underlying assumptions

The Company’s Accounting Policy is primarily based on Ukrainain National Accounting Standarts (hereinafter Ukrainian NAS) with respect of nuclear power industry and was adopted by Company’s Order №1150 dated 21.11.2008 with subsequent amendments and addendums. Accounting and budgeting procedure is additionally regulated by internal regulations, methodologies and other official documents of the Company.

Should accounting methodology for specific Company’s operations is not described by neither Ukraininan NAS nor other legislative acts, IFRS are applied in part that is in compliance with Ukrainian legislation. Should Ukrainian NAS do not comply with superior normative or legislative act of Ukraine, Ukraininan NAS may be deviated from what is stated in Notes to the Company’s Financial Statements. Accounting for specific transactions that are not described or regulated by the local Ukrainan NAS standars are performed by the Group in accordance to the generally accepted IFRS best practice and guidance in part which is compliant with the Ukrainian legislation.

Accounting process is executed by the Directorate Units or Separate Divisions and supervised by Chief Accountants.

Inventory.

Inventory valuation is performed at the the moment raw materials are put into production, sold, transferred or otherwise transformed. The method applied by the Group for intial recognition of Inventory (except for nuclear fuel) is activity based methodology, which allocates production cost to actual Inventory output, so that the cost for each Inventory unit is determined.

Nuclear fuel valuation (at points of loading into active zone, selling or other ways of disposal) is made according to Company’s Internal Standard “Accounting. Planning of the expenses and nuclear fuel expense for production of electric and heat energy on nuclear stations with VVER type reactors”.According to this method nuclear fuel is initially regognized as a deferred asset. The asset is subsequently used in production, and therefore expensed in further periods through the Income Statement as part of COGS according to the Company’s Internal Accounting Policy. The value of fuel and oil materials is determined with the application of the average cost method. Transportation and storage costs are carried on separate subaccount of the Inventories“Transport and storage costs”. They are expensed through the Income Statement as part of general business operations (elements of the “Material expenses”) at the moment of inventory disposal. Such costs are matched with the amount of Inventories sold during the reporting period based on the matching percentage principle. As such, the balances of the transport, storage costs and Inventories are allocated to the Income Statement and COGS in equal relative shares. Spare parts (complimentary tools and components for the Nuclear Power Plants) are accounted differently in the Directorate and Separate Divisions of the Company. According to Directorate intra-company policy, spare parts are classified as inventory and carried within inventory subaccount “Spare Parts”. While Separate Divisions report these type of inventories off-the-balance sheet on account “Assets on custodian keeping”.

Accounting of the Reserve for the nuclear fuel and its materials is done according to separate Methodology of the Company.

Raw nuclear materials are reported on subaccount 206 “Work-in-progress” of the account #20 “Production inventories”. Value and quantity of the nuclear material equivalents are determined according to terms of the purchase agreements and information from the initial documents provided by the supplier (reports, acts of acceptance, invoices etc.).

Fixed assets accounting, other non-current assets, capital and other investments.

Amortization for fixed assets and investment property is performed according to straight-line methodology.

Other methods, in compliance with Ukrainan NAS 7 “Fixed assets” are applied given existing economic necessity for application of such application. Amortization methodology for separate parts of fixed assets with unique qualities and characteristics may differ from those of homogeneous ones. Decision to use amortization methodology other than straight-line is made by the CEO of the Separate Division.

Prior to modernization, modification, reconstruction or technical upgrade of PP&E an order from the CEO of the Separate Division should be obtained. The order must contain a list of the fixed assets considered for modification with identification numbers, type of improvement and also specify the amount of the expected economic benefits. For the period of reconstruction and technical re-equipment amortization of the relevant Fixed assets is suspended until modernization process is finalized.

Salvage values, useful life and other economic criterias are set at the moment fixed asset is put into operation. The respective values are determined by the Company commission (taking into account minimal acceptable terms of the useful life, set by tax law).

Salvage value is defined as the scrap value of assets and spare parts. Such items, however, may be processessed and further used in other types of activities (e.g. raw materials).Salvage value includes dismantling cost and other relevant sale (liquidation) expenses.

If changes to fixed assets liquidation value and their remaining useful life are accepted the Company reflects new figures in the typical form “Act of acceptance-delivery of the repaired, reconstructed and modernized units”, which is included into inventory card of the fixed asset (technical passport).

Useful life of each individual fixed asset may be revised based on technical criteria - in cases of change in the expected economic benefits from their usage and also during annual inventorying or reevaluation procedures.

Residential buildings purchased (or historically built) by the Company, which have certain amount of the appartments privatized and, therefore owned by private individuals, are reported on the Company’s Balance Sheet as part of  fixed assets up to the the moment, when such items are transferred to the local Municipality balances.

Investment property comprises construction in progress, buildings and land. The properties are classified as Investment if they are kept for the purpose of obtaining the investment income in the form of lease payments or capital gains received from sale of such properties. According to Company accounting policy 50% of the building space should generate investment income to comply with the Investment propoert classification criteria.

Investment property as at the balance date is reported at its initial cost. The balance is then reduced by the amount of the accrued depreciation and adjusted for any changes in fair value.

Tangible assets with anticipated term of useful life for more than 1 year estimated cost of less than 6 000 UAH are depreciated at 100% of their cost in the first month of their usage.

The value of construction-in-progress is determined based on percentage of project completion method; costs and values are estimated baded on relevant construction agreements.

Financial assets (in the form of promisory notes) issued and purchased in the process of general business operations are recognized at the date of contract execution.

The date of initial recognition for non-current assets and assets held for sale is the date of the receipt of approval from the Ministry of the coal and energy. Constructed PP&E are recognized at the date of the property registration in State architectural and building inspection of Ukraine.

Residential property indexation is performed according to Decree of the Cabinet of Ministers if Ukraine N1024 dated 31.08.2016. Such units are not subject to revaluation according to Ukrainan NAS 7 “Fixed assets”.

Intangible assets accounting.

Amortization of intangible assets (except for land plot permanent usufruct) is accounted based on straight-line methodology and zero salvage value is assumed.

Expenses incurred for the land plot permanent usufruct are not amortized and reported within intangible assets as property usufruct.

Software, developed internally (or purchased from the external suppliers) that are intended for further deployment in company operations for more that one year, are classified as intangible assets.

Useful life of intangible assets (with the exception of land plot permanent usufruct) is determined by the specific Group Committee, and, in certain cases set by legislation.

Patents, licenses and other permits, related to economic activity of NPPs and issued by the authorities for the period of more than 12 months are classified as intangible assets and amortized over the the term of their expected usage, which is specified in relevant supporting documentation. Intangible assets write-offs or disposals do not require special permission from the authorities.

Receivables and payables accounting.

Accounting for long-term receivables is conducted according to Company’s internal methodology.

Bad debt provision is recognized in full amount. Review of individual debtor’s solvency is performed at least quarterly. Provision for bad debts is made based on such data analysis.

Write-off of the bad debt receivables and payables is made according to Company’s bylaws related to receivables and payables. Write-off of bad debt receivables in cases of debtor’s liquidation without subsequent debt settlement (compensations defined by the court decisions) is made by Separate Divisions or Directorate based on conclusions of Company’s legal department.

Pension plan and remuneration provision is made according to internal methodology on employee pension and renumeration plans.

Provision for power blocks decommissioning is made according to the Law of Ukraine N1868-IV dated 24.06.2004 in the amount defined by the Company. Provisioning for such cost is expensed through the Income Statement within other operational items.

According to Ukrainan NAS 11 “Liabilities” the amount of provision is estimated in present value terms.

For the court claims with high probability of unfavourable court decision, which may result in cash outflow, the Company forms provisions in full amount of the expected loss, in case the claim amount exceeds materiality level specified by the Company internal policy. Provision is created each year at the end of reporting period dated 31 December.

Other types of provisions, including pension, execution of guarantee obligations, restructuring, and repayment of liabilities on binding contracts are not formed.

Financial reporting of the receipts and utilization of State financing is performed according to the national Ukrainian standards. Company defines several types of such financing:

•	current budget financing

•	capital transfers

•	financing of the local budgets

•	other State financing

Accounting of the settlements with debtors and creditors that are subject of the respective court decisions or are in the process of the legal execution is made on the same book accounts as for main debt.

Revenue and expenses recognition, financial result.

To generalize information about operational, financial, and other expenses they are reported on the account # 9 “Activity expenses” according to the national standards on journal entries classification.

Stage of completion for services rendered (work done) is determined by means of investigation of the performed services. Revenue is recognized in the reporting period, in which an act of acceptance for services provided (works done) was signed.

Production cost estimation is made according to Company internal Methodology on the planning and production cost utilization, approved by the Company’s CEO on 20.11.2002 with amendments. Expenses, related to electricity production are accrued by the separate Divisions and subsequently transferred to the Company’s Directorate as part of the financial result.

Major industrial features for the production and supply of electricity, heat energy, centralized water and heating utilities are:

•	homogeneousness of production;

•	absence of work-in-progress items

The division of NPP’s production cost by energy types is based on type of the nuclear fuel deployed in production and its respective value. Costs of other separate Divisions and Company’s Directorate that should be split between production of electricity and heat energy are classified according to specific part of the nuclear fuel included into tariffs for electricity and heat energy (according to tariff structure adopted for the current year).

Classification and division of fiixed and variable costs used for manufacturing of other EA products that are not regulated by the National Commissions for State Regulation in Energy and Communal Services are defined by separate Divisions.

Financial expenses are recognized in the period in which they are incurred according to the general accrual principle of accounting.  Capitalization of expenditures associated with fixed assets improvements or contstruction is performed according to internal methodology on financial expenses accounting.

Revaluations, gains / losses on the disposal of non-current assets are reported in the Income Statement. Part of the net profit paid to the special fund of the State budget is reflected in the interim statement and is reflected in the Company’s profit declaration. Accruals for other funds and other payments at the expense of the net profit are not executed.

Foreign exchange differences for the monetary items are estimated at the date of the balance (final date of the each month). FX gains and losses for general business activities are assessed based on exchange rates as at the date of operation.

Materiality in accounting and reporting.

Materiality represents the level of significance, which is considered by the management for accounting purposes.

To define quantitative features for some types of accounting information, the following materiality threshold is set:

•
for items related to assets, liabilities and owner’s equity materiality is set at the level of 5 % of the total assets, total liabilities and own capital of the Company as of end of the previous reporting period;

•	provisions for probable outflow of economic benefits related to court claims are formed if the expected loss exceeds materiality level of 250 000 UAH;

•	contingent liabilities are reported off-the-balance sheet, on account #04 “ Contingent assets and liabilities” if estimated liability is over 500 000 UAH;

•	for certain types of profits and losses materiality is defined as 2 % of the net income (loss) balance items of the previous reporting period;

Impairments and revaluations of the non-current assets are recognized in case the change in their fair value exceeds the current NBV of the respective items by 10%, except for units of the housing stock, that are indexed according to Decree of the Cabinet of Ministers of Ukraine N1024 dated 31.08.1996. Previous year adjustments are reported in cases the misstatement exceeds the amount of 250 000 UAH for each economic activity;

Reporting process.

Separate Divisions prepare general ledger, which are further combined and included into the Group financial statements by the Company Directorate office.

Cash flow report is implemented based on direct method.Deferred tax assets and liabilities that are calculated according to Ukrainan NAS “Income tax” are consolidated in the year of financial reporting. As for the interim financial reports updated figures for deferred tax assets and liabilities are not assessed.

The order for making intra-company settlement payments and details of their reporting is defined by the Procedure of intracompany economic operations of the Company.

Segmentation.

Management outlines several operational segments of the “Energoatom” based on types of operations and their relative significance:

•	electricity production

•	production, transportation and supply of heat energy

•	services for centralized water supply and drainage

Pricing for intercompany transactions is set according to the internal Procedure for intracompany economic operations of the Company.

Related parties of “Energoatom” are disclosed in the notes to financial statements and include the following entities:

•	Ministry of coal and energy of Ukraine;

•	President (CEO) of the Company and his family members

•	Company Board Members and their family members

•	Vice Presidents of the Company who are entitled to establish, change or terminate legal actions and their family members

•	CEOs of the Separated Divisions (and their family members) who act based on power of attorneys and are entitled to establish, change or terminate legal actions

•	CEO deputies of the Separated Divisions (and their family members) who act based on power of attorneys and are entitled to establish, change or terminate legal actions

Overview of budgeting procedures, how and who compiles budgets, discussion of the basis of future projections

Budgeting process is regulated by specifically designated internal regulation. The budget is presented in form of the incomes and expenses, coordinated by all the Divisions and functions and provides effective control for incoming and spending of funds of the Company and is basis for the management decisions including for the procurement. Budget is grouped by directions:

•	Operational

•	Investment

•	Financial

And by types of Company activity, then by items, items by articles.

General supervision and control over budgeting and payment process is done by Directorate for Finance and Budgeting of the Company.Budgeting procedure is performed within the process of the financial plan preparation and execution. The process and it’s documentation forms are fully regulated by Ukrainian state authorities by means of respective legislative acts.

Responsible cost centers – structural divisions of the Company’s Directorate, SD US and SD SG  that are empowered to form, control and compliance with budget for respective cost items for which there is obligations in the planned period.Each cost center has cost limit that may be utilized during planned period.

There are Finance Liabilities Centers – Separated Divisions and structural units of Company’s Directorate, that have needs for finances and plan financial cost expenses within limits set by Responsible cost centers for the planned period and also plan cash inflows from other activities and respective expenses for the planned period. Finance Liabilities Centers initiate payments and they are responsible for management of cash funds, payment purpose and agreement obligations control that they supervise (incl. extra expenses during agreements executions and respective court litigations).

The list of the Finance Liabilities Centers:

•	CEO service
•	Production executive directorate
•	Directorate for finance and budgeting
•	Directorate for repair
•	Executive directorate for quality and management (exept for directorate for international cooperation)
•	Directorate for human resource and social issues
•	Directorate for physical and special security
•	Executive Directorate for legal issues and procurement procedures support
•	Documentary support department for Executive Directorate for legal issues and procurement procedures support
•	Directorate for international cooperation for Executive directorate for quality and management
•	Directorate for organization of the incoming control
•	Directorate for control-revision works
•	Accounting service
•	Directorate for information technologies of the Executive Directorate for nuclear fuel procurement and information security
•	Directorate for economic issues
•	Executive directorate for nuclear and radiation security and scientific support
•	Directorate for investment and perspective development
•	Directorate for nuclear fuel procurement and international activity regulation for Directorate for nuclear fuel procurement and information security
•	Directorate for security survey
•	Department for state property management
•	General unit for Executive Directorate for nuclear fuel procurement and information security
•	Center for external information communications
•	Statute and security unit
•	Center for prevention and fight against corruption
•	Center for new market model implementation
•	Training center “ Academy for managers in nuclear energy industry”
•	Separate Division Zaporizhya NPP (SD ZNPP)
•	Separate Division Khmelnytskiy NPP (SD KhNPP)
•	Separate Division Rivne NPP (SD RNPP)
•	Separate Division South-Ukraine NPP (SD YUNPP)
•	Separate Division “ATOMREMONTSERVIS” (SD ARS)
•	Separate Division “ATOMCOMPLECT (SD AC)
•	Separate Division “Nauchno-technicheskiy centr” (SD NTC)
•	Separate Division “Atomenergomash” (SD AEM)
•	Separate Division “Avtomatyka ta mashynobuduvannya” (SD AtaM)
•	Separate Division “Avariyno- Technicheskiy Centr” (SD NTC)
•	Separate Division “Atomproektengineering” (SD API)
•	Separate Division “ Skladske Hospodarstvo” (SD SG)
•	Separate Division “Design Office Atomprylad”
•	Separate Division “ Upravlinnya spravamy” (SD US)
•	Separate Division “ Donuzlavskaya wind power plant”
•	Separate Division of the Company in Kingdom of Belgium
•	Cascade for GES-GAES

Being state owned, the Company calculates their financial prognosis and plans according to Bylaw of calculation, approval and control of the financial plans for the companies of the state economic sector. This Bylaw was approved by the Order of the Ministry of the economic development and trade dated 02.03.2015 N 205, and registered in the Ministry of Justice of Ukraine dated 19.03.2015 № 300.26745 (with amendments).

Company’s financial plan and report on it’s execution are prepared based on the methodological grounds, set by national regulation (standards) of the accounting, international standards of the financial reporting (hereinafter IFRS) and respective accounting policies that are applied by the Company to prepare it’s financial statements. Financial information that is not a part of the financial statements is prepared based on methodology that are used by the enterprise according to legislation, tax and statistical reporting. Financial plan for the next year is to be submitted in paper and electronic form for the respective governmental bodies for approval not later than 31 of December of the preceding year.

Company’s financial plan is prepared for the year with quarterly split and shows expected financial results for a year planned and contains an information for the strategic plan of the enterprise.

Assumptions taken to build the budget, income statement, balance sheet and cash flow statement

The financial prognosis compilation for 2017 was calculated based on the tariff structure for the nuclear power plants electricity output in amount of  0,4542 UAH/Kwt*Hour (without VAT) and heat energy output in amount of 58,70 UAH/Gcall. (without VAT), that are set by  NCEPUR’s Decree dated 26.04.2016. Another NCEPUR Decree dated 29.12.2015 determined two rate tariff for electricity output from Tashlytska GAES and Oleksandrivska GES:

•	Electricity tariff rate - 0,9642 UAH/Kwt*Hour;
•	Payment rate for workload power;
I quarter 2017 - 162 489,50 UAH/Mwt (without VAT);
II quarter 2017 - 103 103,00 UAH/Mwt (without VAT);
III quarter 2017 - 118 054,40 UAH/Mwt (without VAT);
IV quarter 2017 - 104 659,20 UAH/Mwt (without VAT).

Tariff for state owned and religious organizations set by NCEPUR Decree dated 29.12.2015 is

•	For heat energy transfer in amount of 13,37 UAH/Gcall (without VAT);
•	For heat energy supply 0,23 UAH/Gcall (without VAT);

NCEPUR Decree dated 12.11.2015 set Company’s tariffs for:

•	Central water supply :
•	for entities in the sphere of water supply and drainage – 3,44 UAH/m3 (without VAT);
•	for entities out of sphere of water supply and drainage - 4,67 UAH/m3 (without VAT);
•	Central water drainage :
•	for entities in the sphere of water supply and drainage – 3,55 UAH/m3 (without VAT);
•	for entities out of sphere of water supply and drainage - 4,53 UAH/m3 (without VAT);

Consumer price index for Y2017 – 108,1%. Output of the electricity for Y2017, produced by NPPs to the Electricity Wholesale market is planned for 78 255 mln Kwt*hours.

Output of the heat energy for Y2017 is planned for 1 628,0 thousands of Gcall. Useful output of the electricity by Tashlytska GAES and Oleksandrivska GES is 228,0 mln Kwt*hours. Cost of manufacture of the production is planned for 2017 in amount of 31 268 mln UAH (with increase by 22,6%).

Costs for Y2017 are planned based on the set tariff structure:

Production costs of 3 931,2 mln UAH (12,5% of cost of manufacture), that are in turn divided into
•	Spent fuel transportation (69% of production costs) with increase by 23%;
•	Long-life exploitation term prolongation (6,2% of production costs) with increase by 15%;
•	Security strengthening (1,1% of production costs) with increase by 8,3%;
•	Exploitation follow-up (2,1% of production costs) with increase by 11,5%;
•	Repair and reconstruction (21% of production costs) with increase by 5,5% and indexed;

Costs for raw and auxiliary materials constitute 1330,2 mln UAH (4,3% of cost of manufacture):
•	Exploitation follow-up (23,7% of raw and auxiliary costs) with increase by 18,4%;
•	Repair and reconstruction (52% of raw and auxiliary costs) with increase by 2,9% and indexed;
•	Technological water (23,5% of raw and auxiliary costs) according to tax legislation;
Payroll costs 4 680,4 mln UAH (14,9% of cost of manufacture):
 Increase by 1,1%  due to indexation and minimal wages increase

Nuclear fuel costs 9 705,5 mln UAH (31 % of cost of manufacture) At the level of the 2016 year rate with no changes planned
Depreciation and amortization costs 7 729,1 mln UAH (24,7 % of cost of manufacture) Straight forward method according to accounting policy and legislation
By side energy 295,6 mln UAH (1 % of cost of manufacture)

 Electricity buy-in for filling Tashlytska GES and with increase by 7,5%

Other costs 2 565,7 (8,2% of cost of manufacture) with increase by 8%, namely
•	Insurance
•	Special meals
•	Fire and watch security
•	Labor security
•	Land fee
•	Ecology tax
•	Duty fee for special area citizens observation
•	Devices calibration
•	Constructions and premises maintenance
•	Employees education
•	Maintenance for SD “ATC”
•	Special trains security
•	Expenses for inventory procedures and real estate rights registration
•	Maintenance for SD “SG”
•	Others

Administrative costs are planned at amount of 772,9 mln UAH with increase by 7,1%.

Other operational costs are planned at amount of 2 831,3  mln UAH with decrease by 44,3 % mainly due to shortening of the expenses for selling of the inventory and other non-current assets and because of the absence of the contract for sell of U20 concentrate.

For year 2017 it is planned to get net revenue (excluding VAT) in amount of 39 018,7 mln UAH (increase by 18,6% from 2016 ). Electricity energy output constitutes over 99% of the net Company’s revenue. The Company’s net revenue is mostly influenced by Tariff grades for the electricity disposed by Nuclear Plants set by NCEPUR.

It is planned to decrease by 50% of other operational revenues due to shortening of incomings from inventory sell (as of 31.12.2016 there is no contract for sell of U20 concentrate) and as a result revenues from exchange rates change are diminished.

Due to the process of transfer of the municipal and social structure units to the local municipal authorities in 2017 it is planned to get revenues from their exploitation in amount of 18,6 mln UAH that does not significantly differ from the previous year statement.

Incomes from sell-purchase of foreign currency were planned based on data as of 2016 year.

Interest income from bank deposits and current accounts are planned according to terms of the current bank account agreements.Interests for long-term receivables are planned.

There are no revenue and expenses planned from the equity participation.

Financial results for the enterprise activity are expected for 2017:

•	Gross income – 7 751,2 mln UAH (increase by 26%)
•	Financial result from the operational activity – 4 796,8 mln UAH (increase by 36%)
•	Financial result from normal activity before tax – 2 271,5 mln UAH; (increase by 89%)
•	Net profit – 1 655,9 mln UAH (increase by 88,7%)

Based on Cabinet of Ministers of Ukraine Decree N 138 dated 23.02.2011 the Company that is financed according to tariff set by NCEPUR should annually transfer part of the Company’s net income (profit that is originated from difference between revenues and expenses calculated within tariff) to the Ukrainian state budget. For year 2017 it is planned to transfer of 1 105,9 mln UAH to the State budget of Ukraine.

Since IFRS reporting is supplementary for EA, state dividends are calculated solely based on the net income under Ukrainian GAAP. In IFRS reports state dividends are reflected as “values” derived from the UAGAAP and do not make any difference to cash flow under either method.

Table 2.1. Company’s tax burden in ths. UAH
Item	Actual for 2015	Plan for 2016	Plan for 2017	Difference 2017-2015	Difference 2017-2016
Level of taxes paid, in	7 026 361	7 733 809	9 130 546	2 104 185	1 396 736
thousands of UAH
Level of tax burden	21%	21%	24%	3%	3%
Source: Energoatom

The company has following goals of the social policy:

•	increase of the life standard of the employees;
•	decrease of the negative human factor influence for quality, secure and safe work of the Nuclear Power Plants;
•	secure the measures for the social development of the Company with overall national policy;
•	to use complex approach to increase personnel motivation – material, labor and statutory;
•	to boost investment programs, that stimulate quality of life of the Company’s employees and fight against social misbalances in the activity of the satellite towns of the NPPs;
•	Execution of the social responsible policy and improve the image of the nuclear power industry in the society.

Social policy of the company has following priorities for the Company development:

•	to maintain high-qualified personnel, increase of the quality and effectiveness of the labor force, increase of the effectiveness;
•	personnel motivation increase;
•	use complex approach to solve housing problems in satellite towns of the NPPs;
•	improvement medical service system and rehabilitation measures;
•	improvement system of the social security;
•	youth police execution;
•	secure conditions for health improvement and sport activity;
•	boost culture level and moral of the personnel;
•	increase and tighten collaboration with local authorities in NPPs satellite towns.

According to capital investment plan of the Company in 2017 year there will be continued priority projects of capital construction for overall amount for 9 221,6 mln UAH. (without VAT) out of which 6 125,1 mln UAH will be from own credit facilities and 3 096,5 of own company funds.

The mains are :

Complex (aggregated) program for increase for the security of the existing power units
In 2017 it is planned to spent about 6 714,1 mln UAH (without VAT) including 4 747,4 mln UAH of the credit funds.

Effect:

•	Increase of the security level of the nuclear power blocks according to international standards and recognition of this fact by MAGATE and EU.
•
Improvement of the main criteria’s for nuclear security set by norms and rules of the nuclear and radioactive security (decrease the possibility likelihood level of the active reactor zone damage and emergency radioactive pollution).

•	Decrease the level of the failures of the energy equipment and their emergency halts.
•	Creation of the necessary conditions to prolong the long-lasting term of the nuclear power blocks exploitation.
•
In case of non-prolongation of the exploitation terms of the nuclear power units, further substitution of every Nuclear Power Block for 1000 Mg watt by HES will increase burden for electricity wholesale tariff given the tariff difference for NPS and HES generating entities.

This project is specific and not aimed at profit generation and with no IRR, NPV, liquidity, profitability and other ratios calculation.

Facility for the processing of the solid radioactive waste at SS ZA NPP in amount of 21,6 mln UAH (without VAT).
The total estimated value of the complex for processing solid radioactive waste at SS ZA NPP amounts 297,927 mln UAH. And   21,6 mln UAH. (without VAT) is planned to utilize in Year 2017 (near 7,2 % of it’s value).

Effect:

Need for Solid radioactive waste processing complex arises from the process of prolongation of the Power blocks useful lifetime exploitation period over the projected term. There is shortage of storage shelters for nuclear waste in Ukraine.

Construction of ТGAES in amount of 19,7 mln UAH. (without VAT).
In 2017 these works are to be financed in amount of 19,7 mln UAH (without VAT),  that amounts near  0,6% of it’s value. Project was approved by Decision of Cabinet of Ministers of Ukraine dated 21.11.2007 №1036-р.

Effect:

Finishing of the ТGAES construction will provide increase in sustainability, reliability and effectiveness of Unified Energy System of Ukraine at the expense of peak times surge settlement and filling of the night dips, provision of the systematic services (emergency, frequency reserves etc.)

Dry Storage of Nuclear Waste in amount of 45,5 mln UAH. (without VAT) at SD ZNPP
Total cost value of Dry Storage of Nuclear Waste amounts 413,3 mln UAH, in 2017 for it’s construction there were planned funds in amount of 45,5 mln UAH (without  VAT), that is 11 % of it’s value.

Effect:

To keep all the spent fuel from ZNPP for the whole period of the it’s functioning.

Physical security in amount of 87,4 mln UAH. ( without VAT).
Effect:

It is prescribed by the legislation thus no IRR, NPV, liquidity; profitability and other ratios calculation are applied

Training and education center. Building «Г» in amount 20,0 mln UAH. (without VAT)
Effect :

Preparation and increase of the NPPs personell qualification to diminish influence of the human factor for the secure work of the energy blocks, trainings of the personell within energy work conditions and modelling of the emergency situations.

Reconstruction of the system of technical water supply. Operations of 1-3 blocks on Tashlykskiy water storage basin and splash basins of South Ukraine NPP» - 353,7 mln UAH, out of which 152,2 mln UAH funds of long-term loans.

Effect :

To eliminate limits for the electricity production of SuNPP due to high temperature of the circulating water and increase of the electricity output of  SuNPP

Company’s net income is mostly influenced by tariff set by NCEPUR for the distribution of the electricity, produced by Nuclear Power Plants.

Actual vs budget analysis for YTD16, comments on major deviations

Table 2.2. Actual cash received from State enterprise “Energorynok” (incl. VAT)
2015	mln UAH	mln USD	2016	mln UAH	mln USD
Jan	1 926,39	119,22	Jan	3 053,88	121,42
Feb	2 303,76	82,98	Feb	3 521,29	130,16
Mar	2 776,85	118,45	Mar	3 652,49	139,31
Apr	2 506,68	119,10	Apr	2 272,54	90,23
May	3 060,29	145,39	May	3 440,87	136,73
Jun	2 946,98	140,23	Jun	2 692,66	108,34
Jul	3 203,25	148,22	Jul	3 196,18	128,89
Aug	3 248,28	153,33	Aug	3 343,22	130,33
Sept	2 941,53	136,64	Sept	3 249,70	125,41
Oct	3 663,58	159,95	Oct	4 257,60	166,99
Nov	3 388,10	132,35	Nov	4 202,59	164,17
Dec	4 220,62	175,85	Dec	5 079,50	186,81
Total 2015	36 186,32	1 631,72	Total 2016	41 962,51	1 628,78

Source: Energoatom, Baker Tilly calculations

For Y2016 budgeted gross revenues were 42 935 (incl. VAT) with actual execution of 97,7%.

For the Company level of proceeds extremely depends from the tariff, set by NCEPUR.

And the tariff rate should cover all the eхpenses:

•	cost of production,
•	administrative and other operational expenses,
•	income tax,
•	expenses withdrawn from income (part of the investment component, including those for lasting the term of the power units exploiting, allocation the part of the net income to the State budget etc.).

It was assumed that in case of fluctuations of the revenues or spendings for more than 10% of the initially planned for Y2016 of any budget item that constituted more then 5% of the total assets (according to Company’s Accounting policy) that influenced financial results, such issues are commented.

Chart 2.1. Structure of the Y2016 budget total inflows in ths. UAH

Source: Energoatom, Baker Tilly calculations

There were no major over budget deviations during Y 2016 for total budgeted net revenues. Short term and long term credit facilities available were utilized at 67,30% and 29,88% respectively with detalization in disclosures of Company’s financial statements according to Ukrainian NAS.

Chart 2.2. Y2016 plan fact budgeted revenues in ths. UAH
Source: Energoatom, Baker Tilly calculations

Within revenues there were fluctuations described below.

Table 2.3. Items for Y2016 within revenues, UAH ths.

Item	Plan	Fact	Change	Comment
Other operational revenues, total	1 168 277	2 167 562	+185,5%	Notwithstandg diminishing of the foreign exchange proceeds to the Company accounts increase was due to items described below.
Revenues from sell of the production inventories, products, other inventories	453 256	1 392 217	+ 3 times
Due to sell of the 120 tonnes of Uranium oxide concentrate in amount of 372,8 UAH  and sell of  136,5 tonnes and 173,5 tonnes of Uranium oxide concentrate from Nuclear Materials reserve in amount of  923,7 mln UAH that is in 2,9 times bigger that planned.

Recognized amounts of penalties, fines, forefeits and other sanctions against violations of the economic contracts	14 360	48 339	in 3 times	It is impossible to prognoze
Reimbursement of previously written-off assets (proceeds from previously written-off bad debts)	194 419	294 777	+151,6%
The main part amounts of 266,8 mln UAH –proceeds from debt settlements for previously accrued reserve of the overdue receivables from SE «Energorynok», and 20,3 mln UAH – income proceeds from reimbursement for the previously written-off penalties and fees for Income tax and VAT

Inventory posting into books during repair and other works, write-oofs of another inventories	8 412	23 160	+ 3 times	Due to posting into books in SD RNPP in amount of 5,6 mln UAH and in SD YUNPP in amount of 15,3 mln UAH of the scrap, spare parts, scrap with precious metals, used oils etc.
Other revenues	418	49 525	+ 100 times	Due to proceeds from part of the specific surplus to the Tariff in amount of value of the assets transferred to current assets
Source: Energoatom

Chart 2.3. Y2016 plan fact budget total outflows, UAH ths.

Source: Energoatom, Baker Tilly calculations

Within spendings there were fluctuations in following:

Table 2.4. Items for Y2016 within spendings, UAH ths.
Item	Plan	Fact	Change	Comment
Raw and main materials	1 253 349	1 401 999	+111,9%
Repair works for
SD ZNPP (transferred from 2015 year) change of transformer and disel-generator;
SD  YUNPP repair works for change of the blades, repair of transformer, substitution of voltage limiters;
SD RNPP substitution of interim rods in bigger quantity than planned (plan – 9 pieces, fact – 32 pieces), capital repair of turbo generator №5 of energy generating unit №3 and other additional works;
SD KhNPP, additional works on installing of detector blocks of direct charge  of energy generating units №1, №2  and working blades substitution during 2016 overhaul";

Item	Plan	Fact	Change	Comment
Nuclear fuel	8 175 080	9 390 579	+114,9%
Increase was due to the fact that planned figures for 2016 originated from average monthly costs for write-off of the fresh nuclear fuel for 6 months 2016 (719,3 mln UAH). Average monthly costs for write-off of fresh nuclear waste for 4 quarter of 2016 amounted 1 006,3 mln UAH (in 4 quarter nuclear fuel that was bought in 2015 year were written-off and foreign exchange currency rate of UAH was dropping in 2015).

Maintenance of units in working state (repairs, technical overhaul, surveillance, maintenance etc)	3 198 784	3 640 641	+113,8
Repair work costs exceeded planned due to:
On SD ZNPP works of SD “ARS” to repair diesel-electric stations for energy units № 1, №2, revitalization of the testing bench PS 50 and repair works of diesel generator.
On SD YUNPP there were inspections of Nuclear Waste produced by Westinghouse in energy block №3.
On SD RNPP a lot of state expertise were conducted for Nuclear and Radioactive safety and execution of services of OJSC Kiev Scientific and research institute Energoproect that were overdue since 2015 and disputed in court.
Costs of the Nuclear Waste transportation exceeded planned by 791,7 mln UAH because of initially planned for 2016 within rates set by Tariffs for electric and heat energy from NPPs. That tariffs were effective in 2016 were not sufficient to meet Company’s needs for Nuclear Waste transportation (needed 111,8 mln USD, from tariff – 57,6 mln USD; actual – 111,8 mln USD)"

Business trips	8 120	17 497	+ 2 times	Increase of price of the tickets, living costs, fuel price increase etc.
Maintenance of the constructions and production facilities	18 491	23 634	+ 127,8	Due to posting into books in SD RNPP in amount of 5,6 mln UAH and in SD YUNPP in amount of 15,3 mln UAH of the scrap, spare parts, scrap with precious metals, used oils etc.
Maintenance of SD “ATC”	49 712	53 887	+ 108,4	Planned figures were at the level according to Tariff set, but actual were based on accounting standarts.
Maintenance of SD “SG”	61 810	76 250	+ 123,4	Planned figures were at the level according to Tariff set, but actual were based on accounting standarts.
Spending for business cars	31 529	36 420	+ 115,5	Due to increase in fuel and oil prices, spare parts etc.
Costs for audit services	6 385	4 444	- 69,6%	Due to tenders executed and as the result prices were reduced
Spendings for business trips	9 000	(10 708)	+ 119,0	Due to increase of travel tickets price, costs of living, fuel prices etc.
Tellecommunication services	7 860	10 110	+ 128,6	Increase of annual fee for satellite chanell usage (contract price depends on USD exchange rate)
Operational lease of fixed assets and royalties of general application	24 000	29 503	+ 122,9	Covered by deficite in actual Tariffs
Organizational and technical services	3 092	10 083	+ 3 times	Covered by deficite in actual Tariffs
Settlement and cash services of banks	10 158	11 298	+ 111,2	Covered by deficite in actual Tariffs

Item	Plan	Fact	Change	Comment
Other operational spendings, total :	3 254 708	4 129 569	+126,9	Changes were due to items described below
Penalties, fees, forfeits and other sanctions	65 591	104 587	+ 159,5
Due to penalties, fees, forfeits from unexecuted agreements in amount of 37,4 mln UAH and sanctions for non provided jobs to handicapped people in amount of  55,4 mln UAH according to court decision dated  23.03.2016 case №826/10967/15

Depreciation and damage of inventories	71	183 151	+	Difficult to prognose
Social and habitant infrastructure (sport infrastructure)	156 037	173 584	+ 119,5	n/a
Labour union	112 406	124 745	+ 111,0	n/a
Not reimbursed VAT and other taxes	4 453	17 796	+ 4 times	Difficult to prognose
Maintenance of units partially finished	3 698	11 532	+ 3 times	n/a
Other spendings for business development	30 065	72 347	+ 2 times	Change in the methodology for organization and executing meetings with representatives of the international and European organizations.
Interests on bank loans and other bank credit expenses	1 103 780	1 304 276	+118,2	Foreign exchange rates
Others	9 500	97 741	+ 10 times	Increase was caused due to interests for the program of payments to employees at the moment of the pension retirement
Source: Energoatom

Major other significant over budget deviations were identified within other items for operational expenses but in amounts that were less than 5% of total assets, namely:

rent fee for radio frequency resource usage
ecology and land fees
cultural and healthcare measures
Totally there were no overbudget for operational expenses planned.

3.	Historical financial performance

Revenue analysis

The sources of Company’s revenue consist of:

electricity generation.
This is the main source of revenue, which make up to 99.6% on average from total Company sales in 2015 and 2016. The 99.73% of electricity generation was produced by NPPs, while only 0.27% was produced by HPPs controlled by the Company;

supplementary services, which include thermal energy production, water supply and drainage, heating and hot water supply.
All electricity is generated by four nuclear power plants and sold by Central office to one customer – SE Energorynok while the supplementary services are sold by NPPs directly to customers.

Thus, the revenue from electricity sales is recorded on Central office business unit and sale of other services are recorded on NPPs.

Table 3.1. Revenue breakdown, UAH ths.
	2015	2016	2015→2016
Electricity generation	32,787,658	35,940,611	10%
Other	116,225	127,253	9%
Thermal energy	81,196	80,392
Water supply	20,004	19,216
Drainage	15,025	15,539
Heating		6,544
Hot water supply		5,562
Source: Energoatom

In 2016, total sales of the Company increased by 10% comparing with 2015. It was mainly caused by increase in tariff, which offset decrease in electricity generation. The payment discipline from SE Energorynok is stable through last two years – it covers nearly 90% of current bills to the Company.

Table 3.2. Revenue collection and structure, UAH ths.
	2015	2016	2015→2016
Electricity generation (MWh)	82,351,426	75,931,438	-8%
Average tariff, UAH per kWh	0,3946	0,4686	19%

Electricity revenue (calculated), UAH ths.	32,495,873	35,581,472	9%
Electricity revenue (actual), UAH ths.	32,787,658	35,940,611	10%

% paid (actual vs calculated)	101%	101%
% paid (current bills)	90%	93%

Electricity revenue, UAH ths.	29,176,160	32,983,952	13%
Debt paid, UAH ths.	3,319,712	2,597,520	-22%
Source: Energoatom, Baker Tilly calculations

Taking into account actual figures of paid current bills, provided by the Company, the 90% of revenue reflect payment for the current period and 10% delayed payments for the previous periods.

Also, there is outstanding debt from SE Energorynok totaling UAH 12 bln, which is supposed to be covered in future periods either by cash or through certain mutual settlements between government and the Company.

Table 3.3. Revenue breakdown, USD ths.
	2015	2016	2015→2016
Electricity generation	1,494,424	1,402,834	-6%
Other	5,297	4,967	-6%
Thermal energy	3,701	3,138
Water supply	912	750
Drainage	685	607
Heating	-	255
Hot water supply	-	217
Source: Energoatom, Baker Tilly calculations

In USD terms the Company’s revenue decreased reflecting 17% local currency devaluation. Tariff is set by the NERC (government body) in UAH, thus the Company’s revenues is vulnerable to currency fluctuations, which could be present within year.

Business seasonality

The Company’s earnings experience strongly marked seasonality.

The analysis was performed based on data, provided by the Company regarding Company’s monthly generation.

Chart 3.1. Seasonality pattern of Company’s revenues

Source: Energoatom, Baker Tilly calculations

Seasonality pattern is stable, in general, as it depends not only on factors, which affect whole electricity market, but also on the specifics of nuclear generation. Nuclear generation is the base element in the energy structure of Ukraine and its capacities are utilized foremost. It is based not only on political or organizational structure of the market, but on the technological specifics of nuclear power generation.

The average figures reflecting the seasonality effect are presented in the following table.

Table 3.4. Deviation from average yearly generation, which reflect seasonality effect
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Deviation, 2015	20%	3%	4%	0%	-10%	-6%	-10%	-13%	-7%	5%	2%	13%
Deviation, 2016	23%	9%	8%	-7%	-16%	-20%	-19%	-17%	-10%	12%	14%	23%

Deviation, average	22%	6%	6%	-4%	-13%	-13%	-14%	-15%	-9%	9%	8%	18%
Source: Energoatom, Baker Tilly calculations

Energy supply contract

There is one company – SE Energorynok, which buy 100% of electricity generated by the Company.

The relations between companies are regulated by the energy supply contract # 698/05/640/01 dated 18.05.2001, which states that SE Enegorynok is obliged to buy 100% of electricity, produced by the Company.

The specific volumes are calculated based on the data from commercial electric meters.

The tariff is set by government body – NERC and registered in additional agreements to the main contract.

Cost of revenue analysis

Analysis was based on management accounts and certain breakdowns, which reflect actual cash-based transactions with further reconciliation results with financial statements under IFRS.

Taking into account significant differences in depreciation policies under IFRS and National standards of accounting and since depreciation and amortization are non-cash items, which are commonly used in accounting procedures, but have no impact on resulting cash flow, the analysis of cost of revenue was performed excluding depreciation expenses, also.

Table 3.5. Cost of revenue, UAH ths.
	2015	2016	2015→2016
Production services	2 855 265	3 640 599	28%
Raw materials and supplementary	1 021 308	1 427 432	40%
Nuclear fuel	6 702 515	9 369 565	40%
Electricity	18 682	24 802	33%
Wages	3 436 175	4 202 780	22%
Government insurance	1 157 105	900 652	-22%
Other expenses	1 771 032	2 169 562	23%
Other services	368 865	413 094	12%
Total COGS	16 962 082	21 735 392	28%

Electricity generation, MWh ths.	82 351	75 931	-8%
COGS, UAH per 1 MWh	210	291	39%
Source: Energoatom, Baker Tilly calculations

The cost of revenue or cost of goods sold (COGS) structure is as follows:

Chart 3.2. Cost of revenue structure, Energoatom total figures
Source: Energoatom, Baker Tilly calculations

The structure of Company’s COGS is stable through last several years. The major items, which make up to 80% are production services, nuclear fuel and wages.

Production services

The production services are directly linked to the main process of nuclear power generation and day-by-day maintenance of major production equipment. In addition, production services include life extension related costs.

Chart 3.3. Production services structure, 2016, Energoatom total figures
Source: Energoatom, Baker Tilly calculations

The major share in production services form expenses on disposal of used nuclear fuel. The specific of the nuclear cycle in Ukrainian NPPs is absence of disposal and storage facilities for major share of used nuclear fuel. Thus, burned fuel is returned to the manufacturer for disposal.

Table 3.6. Disposal of used fuel costs by NPP, UAH ths.
	ZNPP		RNPP		S-UNPP		KhNPP
	2015	2016	2015	2016	2015	2016	2015	2016
Disposal of used fuel	-	-	955 205	1 034 318	819 547	936 767	385 024	910 335
Source: Energoatom, Baker Tilly calculations

Total expenses on disposal made up to nearly UAH 5 bln during 2015-2016.

Based on average expenses on nuclear fuel disposal on similar reactors (SUNPP and KhNPP), the calculated approximate decrease in COGS per unit of electricity generated by ZNPP is nearly 25%.

Table 3.7. Nuclear fuel internal disposal vs external disposal, ZNPP
	ZNPP w/o disposal	ZNPP with disposal*
COGS, UAH ths.	6 936 913	9 239 183
Electricity generated, MWh ths.	29 215,61	29 215,61
COGS, UAH per 1 MWh	237	316
*approximate calculations, for reference only

Source: Baker Tilly calculations

Nuclear fuel

Nuclear fuel cycle on Ukrainian NPPs generally lasts for 4 years. Each year, nearly 25% of fuel assemblies are reloaded into active zone of the nuclear reactors. The exact quantity is specified beforehand (~300+ days before installation) and correspondent application for fuel is sent to supplier indicating exact terms of delivery.

Table 3.8. Technical characteristics of fuel assemblies used in Ukrainian reactors
	PWR 100	PWR 440
Fuel assemblies, q-ty per reactor	163	126
UO2 per 1 fuel assembly, kg	525	525
UO2, kg per reactor	85 575	66 150
Source: TVEL, Wiki

Based on the technical characteristics of the nuclear reactors, their quantity, types, fuel consumption and actual costs, the calculated cost of nuclear fuel - uranium concentrate (UO2) is as follows:

Table 3.9. Approximate cost of nuclear fuel calculation
	ZNPP		RNPP		S_UNPP		KhNPP
	2015	2016	2015	2016	2015	2016	2015	2016
Installed capacity, t UO2	513		303		257		171
Nuclear fuel consumption, t per year	128		76		64		43
Nuclear fuel cost, ths. UAH per t	23 602	28 411	21 587	27 634	18 398	31 242	19 969	37 887
Nuclear fuel cost, ths. USD per t	1 076	1 109	984	1 079	839	1 219	910	1 479
Source: Energoatom, Baker Tilly calculations

The calculated figures are approximate, based on certain assumptions, as every fuel supply is individual, based on current and planned situation and subject to different issues, such as maintenance works, life extension procedures, emergency factors, etc.

COGS structure by NPP

More than 97% of COGS are expensed by the NPPs since they represent main production facilities.

Table 3.10. COGS by NPP, ths. UAH 2016
	ZNPP	RNPP	S-UNPP	KhNPP
Production services	322 843	1 215 162	1 067 277	985 723
Raw materials and supplementary	595 663	255 596	338 703	237 470
Nuclear fuel	3 646 950	2 096 392	2 005 144	1 621 079
Electricity	5 039	4 210	4 661	10 892
Wages	1 476 959	1 109 632	916 014	700 175
Government insurance	318 046	235 657	197 207	149 742
Other expenses	571 413	352 176	343 673	281 331
Total COGS	6 936 913	5 268 825	4 872 679	3 986 412

Electricity generation, ths. MWh	29,216	16,083	16,367	14,265
COGS, UAH per 1 MWh	237,44	257,25	327,60	238,65
Source: Energoatom

Table 3.11. COGS structure of NPPs
	ZNPP	RNPP	S-UNPP	KhNPP
Production services	4,7%	23,1%	21,9%	24,7%
Raw materials and supplementary	8,6%	4,9%	7,0%	6,0%
Nuclear fuel	52,6%	39,8%	41,2%	40,7%
Elelctricity	0,1%	0,1%	0,1%	0,3%
Wages	21,3%	21,1%	18,8%	17,6%
Government insurance	4,6%	4,5%	4,0%	3,8%
Other expenses	8,2%	6,7%	7,1%	7,1%
Source: Energoatom, Baker Tilly calculations

However, the structure of COGS differs significantly between ZNPP and other NPPs. The main reason for it is existence of Dry storage for used nuclear fuel in ZNPP, which utilizes all used nuclear fuel from the power station. The difference is absence of expenses associated with fuel disposal, which results in lowest COGS per 1 MWh. Cost of revenue per unit of electricity generated by ZNPP is 14% lower than average figure from other NPPs. The structure of all other NPPs is similar.

Gross margin

The Company’s gross margin decreased by 8 p.p. in year 2016 comparing with 2015. The main issue is significant increase in used fuel disposal costs and expenses on nuclear fuel: 33% and 40% correspondingly. The increase in tariff, set by NERC, by 19% could not offset rise in prices associated with nuclear fuel, both fresh and used.

The main factors, which affected nuclear fuel prices in UAH are local currency depreciation;
significant increase of Westinghouse fuel share (from 5% in 2015 to 30% in 2016), which is slightly expensive, than TVEL fuel;
increase in disposal costs associated with both local currency devaluation and increased quantity of shipments of used fuel to Russia.

Based on the abovementioned and Company’s comments, the 30% increase in nuclear fuel costs represent one-off situation mainly linked with increase of Westinghouse fuel share and significant UAH devaluation.

Another factor is decrease in generation by 8%, which affected revenue. The specific of technological process is that the main components of cost of revenue associated with nuclear fuel are conditionally variable: the fuel is burned even is actual capacity of reactor decreases due to market or production factors.

The 8% decrease in revenue is mainly due to ZNPP life extension procedures, which stopped production on reactors under inspection for significant period.

Table 3.12. Gross margin calculation, Energoatom
	2015	2016	2015→2016
Electricity generation, MW ths.	82 351	75 931	-8%
Revenue, UAH ths.	32 787 658	35 940 611	10%
COGS, UAH ths.	17 330 947	22 148 486	28%
Gross profit, UAH ths.	15 456 711	13 792 125	-11%
Gross margin, %	47%	39%
Source: Energoatom, Baker Tilly calculations

To perform analysis of gross margin with the breakdown on each NPP, the total revenue, which is generated and accounted by Central office, was allocated between NPPs, using actual data of electricity generated in each period.

Table 3.13. Gross margin calculation by NPP
	ZNPP		RNPP
	2015	2016	2015	2016
Generation, MW ths.	37 107	29 216	17 507	16 083
Revenue, UAH ths.	14 773 825	13 828 619	6 970 333	7 612 686
COGS, UAH ths.	5 769 290	6 936 913	4 503 684	5 268 825
Gross profit, 000UAH	9 004 535	6 891 706	2 466 649	2 343 861
Gross margin, %	61%	50%	35%	31%
	S-UNPP		KhNPP
	2015	2016	2015	2016
Generation, MW ths.	14 950	16 367	12 787	14 265
Revenue, UAH ths.	5 952 247	7 747 022	5 091 254	6 752 283
COGS, UAH ths.	3 567 884	4 872 679	2 493 024	3 986 412
Gross profit, UAH ths.	2 384 363	2 874 343	2 598 230	2 765 871
Gross margin, %	40%	37%	51%	41%
Source: Energoatom, Baker Tilly calculations

The detailed breakdown shows that the all NPP worsen their performance in terms of gross margin. The most efficient were RNPP and S-UNPP: their margin decreased by 3 and 4 p.p., correspondingly.

ZNPP gross margins fall significantly, which is caused by decease of electricity output in ZNPP associated with life extension and scheduled maintenance procedures and increase of more expensive Westinghouse fuel share.

The breakdown also highlights the fact, that ZNPP is much more efficient comparing to other stations, which is explained by absence of expenses on used nuclear fuel.

Selling, general and administrative expenses

SG&A expenses compose nearly 2% of total revenue of the Company in both 2015 and 2016.

The major part of administrative expenses are wages of administrative personnel, which make approximately 60% of correspondent costs. The other significant item is other costs, which include expenses on business trips, professional services (auditors, legal), maintenance of corporate automobiles and other.

Table 3.14. The main components of administrative expenses, UAH ths.
Costs	2015	2016	2015→2016
Materials and maintenance	22 007	22 058	0,2%
Wages	354 961	417 704	17,7%
Social expenses	111 137	84 979	-23,5%
Other operation costs	152 928	178 004	16,4%
Total administrative expenses	641 033	702 745	9,6%
Revenue	32 787 658	35 940 611
Admin expenses as a % of revenue	2,0%	2,0%
Source: Energoatom, Baker Tilly calculations

The nearly 10% increase in administrative expenses is caused mainly by increase in salary of administrative personnel and expenses on professional services.

Table 3.15. The main components of administrative expenses with the breakdown on business units, UAH ths.
	Materials and maintenance	Wages	Social expenses	Other operation costs	Total
NPPs	4 584	202 340	42 216	50 869	300 009
Central office	219	168 807	33 035	72 170	274 231
Administrative office	16 647	18 630	3 944	49 341	88 562
Other	608	27 927	5 784	5 624	39 943
Source: Energoatom

The major part of administrative expenses is allocated between production facilities (NPPs), Central office and Administrative office – separate department, which is responsible for administrative support of all other facilities except NPPs.

Other operating revenue and expenses

Other operating revenue and costs include sale of minor assets, penalties and social events. The subject revenues and expenses are highly dependent on current situation and unpredictable in terms of future long-term forecasts.

Table 3.16. Other operating revenue and expenses, UAH ths.
	2015	2016
Other revenue (cash items)	4 124 723	1 783 072
Other expenses (cash items)	3 624 507	2 375 452
Other revenue (expenses), net	500 216	-592 380
Revenue	32 903 883	36 067 864
Other revenue (expenses) as % from revenue	2%	-2%
Source: Energoatom, Baker Tilly calculation

During the period under review the net amount of Other revenue/expenses made up approximately -2% – 2% from revenue.

The major part of other cash related operating revenue is sale of non-operating minor assets, which made up 60-70% from total figure.

The other non-cash operating revenue include mainly revenue which rise from currency exchange.

Decrease in other revenue in 2016 comparing with 2015 was mainly due to the amount of minor assets sold to the third parties (down by 60%).

Table 3.17. Other operating revenue breakdown, UAH ths.
	2015	2016
Other revenue	4 789 292	2 167 562

Cash items
Sale of non-operating minor assets	3 340 064	1 317 727
Penalties	96 304	48 339
Sale of previously written-off assets	481 797	294 777
Other services	183 785	102 051
Other	22 773	20 178
Total cash items	4 124 723	1 783 072

Non-cash items
Currency exchange revenue	19 665	5 889
Currency exchange revenue (operating)	589 961	273 915
Assets received for free	27 221	70 877
Other	27 722	33 809
Source: Energoatom, Baker Tilly calculation

Other operating expenses are mainly associated with costs linked to sale of minor assets, professional fees and receivables and payables write-off.

The amount of other expenses also decreased in 2016, however, the decrease was less, than other operating revenue (-35%), which was associated with the rise in professional fees.

Table 3.18. Other operating expenses breakdown, UAH ths.
	2015	2016
Other expenses	6 148 669	4 129 569
Cash items
Expenses linked to sale of non-operating minor assets	2 408 161	1 079 696
Expenses on social assets	186 433	173 584
Social events	184 566	162 650
Expenses associated with other services	125 342	67 902
Other expenses	698 334	766 028
Other	21 671	125 592
Total cash items	3 624 507	2 375 452
Non-cash items
Currency exchange expenses	311 902	201 632
Currency exchange expenses (operating)	925 172	412 945
Account receivables and payables write-off	1 263 739	895 125
Impairment of inventories	1 225	182 973
Other	22 124	61 442
Source: Energoatom, Baker Tilly calculation

Staffing and employees remuneration

The total number of staff employed within the Company is more than 33,000. The main share (82%) is production personnel, which is directly or indirectly linked to production of electricity and related services and products.

The total fund is generally stable in 2015-2016. The average salary increased significantly in 2016 comparing with 2015 due to devaluation and decrease in purchasing power of local currency.

Management directly involved in core activity made up nearly 16% in 2016 with average salary UAH 32,000, which is 70% higher than average remuneration of production staff. Another significant category with above-average salary is high level professional staff, which is 25% from total headcount with 15% above-average salary.

56% of production related employees is conditionally low level professional staff, with average salary UAH 14,000 (25% below average level of the Company).

Table 3.19. Staffing (Energoatom)
	2015	2016	Change, %
Headcount, people
NPPs
Management	3 662	3 753	2%
High level professional staff	5 316	5 549	4%
Experts	904	944	4%
Middle level professional staff	136	140	3%
Other staff	13 908	14 368	3%

Central office
Management	193	200	4%
High level professional staff	375	400	7%
Middle level professional staff	1	1	0%

Other
Management	433	450	4%
High level professional staff	706	775	10%
Experts	79	81	3%
Middle level professional staff	14	16	14%
Other staff	1 487	1 536	3%

Average salary, UAH
NPPs
Management	28 736	32 503	13%
High level professional staff	18 051	22 229	23%
Experts	12 061	15 419	28%
Middle level professional staff	8 872	11 214	26%
Other staff	11 091	14 344	29%

Central office
Management	46 119	44 441	-4%
High level professional staff	19 501	25 808	32%

	2015	2016	Change, %
Middle level professional staff	12 400	18 800	52%

Other
Management	20 987	25 233	20%
High level professional staff	14 645	17 739	21%
Experts	11 049	13 748	24%
Middle level professional staff	7 607	9 144	20%
Other staff	9 572	11 407	19%
Source: Energoatom

Main share of staff is employed in main facilities – NPPs. The average headcount and remuneration also differs between production units.

Table 3.20. NPPs headcount and average salary, UAH ths.
	ZNPP		RNPP		S-UNPP		KhNPP
	2015	2016	2015	2016	2015	2016	2015	2016
Headcount, people
Production personnel
Management	1 254	1 273	943	977	832	856	633	647
High level professional staff	1 943	2 025	1 234	1 298	1 192	1 241	947	985
Experts	412	431	182	191	191	196	119	126
Middle level professional staff	38	40	36	36	34	35	28	29
Other staff	4 802	4 920	3 738	3 895	3 223	3 330	2 145	2 223
Total	8 449	8 689	6 133	6 397	5 472	5 658	3 872	4 010
Staff per reactor	1 408	1 448	1 533	1 599	1 824	1 886	1 936	2 005

Non-production personnel
Management	171	165	124	115	95	94	90	93
High level professional staff	237	240	120	106	99	100	91	95
Experts	214	214	136	129	95	95	27	28
Middle level professional staff	43	44	68	73	36	33	23	25
Other staff	1 666	1 673	950	958	823	833	820	855

Average salary, UAH
Production personnel
Management	26 430	30 041	30 360	36 952	30 873	32 790	27 280	30 229
High level professional staff	17 817	20 969	18 518	24 998	19 070	22 363	16 798	20 586
Experts	11 522	14 695	12 220	17 164	12 404	14 912	12 099	14 905
Middle level professional staff	8 729	10 708	9 197	13 267	9 221	10 923	8 343	9 959
Other staff	10 456	13 213	11 784	16 634	11 777	14 438	10 345	13 093

Non-production personnel
Management	9 320	11 308	9 966	13 597	11 654	14 266	8 323	9 249
High level professional staff	8 930	11 124	9 191	12 569	10 406	11 140	7 775	9 028
Experts	7 448	8 801	8 473	10 469	7 983	9 283	6 022	6 543
Middle level professional staff	5 326	5 995	6 372	7 334	5 792	7 455	4 304	4 988
Other staff	6 317	7 354	6 626	8 356	7 195	7 903	5 382	5 641
Source: Energoatom, Baker Tilly calculation

The largest ZNPP employs 8,690 production staff while the smallest KhNPP – 4,010. The specific quantity of employees per reactor also differs depending on various factors, as NPP project, type of reactor, infrastructure and other. Average figure is 1 735 people per reactor including, on average:

15% of management;

23% of high level professional staff;

4% of experts;

2% of middle level professional staff;

58% of other, conditionally low level professional staff.

EBITDA calculation

EBITDA calculation was based on the breakdowns, received from the Company and analyzed in previous sections. In course of EBITDA calculation only cash-based transactions and categories were taken into account.

Non-recurring, non-cash or extraordinary items were excluded from EBITDA calculation.

Table 3.21. EBITDA calculation
	2015	2016	Change, %
Revenue	32 903 883	36 067 864	10%
Cost of sales excluding depreciation	17 330 947	22 148 486	28%
Gross profit	15 572 936	13 919 378	-11%
Gross margin	47%	39%

Administrative expenses
Administrative expenses excluding depreciation and taxes	641 033	702 745	10%
as a % from revenue	2%	2%

Other revenue/expenses adjusted, net	500 216	-592 380

EBITDA	15 432 119	12 624 253	-18%
EBITDA margin	47%	35%
Source: Baker Tilly calculation

The significant decrease of EBITDA is associated mainly with increase in nuclear fuel costs and decrease in electricity generation, caused by life extension procedures and maintenance works on NPPs.

Reconciliation with financial statements and analysis of major deviations

Performed analysis was compared with IFRS financial statements, provided by the Company. It should be noted, that the Company provided audited IFRS financial statements for the year 2015, while financial statements for the year 2016 are not audited.

Table 3.22. EBITDA reconciliation
	2015		2016
	IFRS	Management accounts	IFRS	Management accounts
Revenue	32 904 000	32 903 883	36 068 000	36 067 864
Cost of sales	19 548 000		22 951 000
Depreciation	1 726 000		2 105 000
Difference in accounting of nuclear fuel	452 000		-1 538 000
Difference in accounting of wages	37 000		241 000
Cost of sales excluding depreciation	17 333 000	17 330 947	22 143 000	22 148 486

	2015		2016
	IFRS	Management accounts	IFRS	Management accounts
Gross profit	15 571 000	15 572 936	13 925 000	13 919 378
Gross margin	47%	47%	39%	39%

Administrative expenses	694 000		790 000
Depreciation	12 000		9 000
Taxes	2 000		7 000
Administrative expenses excluding depreciation	680 000	641 033	774 000	702 745
as a % from revenue	2%	2%	2%	2%

Other revenue	1 698 000	4 789 292	1 358 000	2 167 562
Non-cash items	559 000	664 569	974 000	384 490
Other revenue, adjusted	1 139 000	4 124 723	384 000	1 783 072

Other expenses	630 000	6 148 669	931 000	4 129 569
Non-cash items	-	2 524 162	-	1 754 117
Other expenses, adjusted	630 000	3 624 507	931 000	2 375 452

Other revenue/expenses adjusted, net	509 000	500 216	- 547 000	-592 380

EBITDA	15 400 000	15 432 119	12 604 000	12 624 253
EBITDA margin	47%	47%	35%	35%
Source: Baker Tilly calculation

Based on the information provided by the Company, the major differences are attributable to differences between actual expenses and expenses recognized in-line with IFRS recommendations regarding nuclear fuel:

The expenses on transportation of used nuclear fuel reflected directly in COGS by IFRS differs from actual figures reported in management accounts. The difference is recorded in IFRS in form of reserves.

The expenses on fresh nuclear fuel reflected directly in COGS by IFRS differs from actual figures reported in management accounts. The difference is recorded in IFRS in form of reserves on transportation of used fuel, which are included as residuals for the fresh nuclear fuel.

The performed analysis showed, that there are certain deviations between IFRS statements and analysis performed, which was based on management accounts. However, their impact on financial performance and further on net cash flow of the Company is insignificant.

The calculated EBITDA and other components of operating revenue reflect cash-based operations of the Company.

4. Quality of net assets

Production capacity

As a state enterprise the Company holds monopolistic position in the Ukrainian energy market, operating all four existing nuclear power plants in Ukraine. For 9m of 2016 company owned NPPs produced over 51% of the domestic energy supply (57.5 blnKWh).

The group controls four nuclear power plants built in early 80s - Zaporizhya, Rivne, South Ukrainian, and Khmelnitsky NPPs.

Nuclear energy in Ukraine is generated by 15 active reactors, including: VVER-1000/320 - 11 units; VVER-1000/213 – 2 units; VVER-1000/302 – 1 unit; VVER-1000/338 – 1 unit, and two newer reactor modifications of VVER 440/213 type. Total installed nuclear production capacity of the Company reached 13,835 MWh in 2016.

Zaporizhya NPP holds most of those facilities. Ranked as the largest nuclear power plant in Europe ZNPP generates 6000 MWh of energy and accounts for more than 43% of Company’s output derived from the nuclear stations. Rivne and South Ukrainian NPP account for 22% and 21% respectively, with the smallest share represented by Khmelnitsky NPP (14% or 2000 MWh of total output).

Chart 4.1. Energoatom NPPs output structure – Y2016
Source: SE Energoatom

Group Fixed assets structure

Fixed Assets analysis was based on consolidated accounting data of the four nuclear power plants managed by the Company and prepared according to Ukrainian financial standards. Company had last reviewed property value in line with IFRS in 2006, which was then accepted as Inititial cost for IFRS reporting purposes. Following the recommendation of the Big 4 auditors the Group selected “Cost model” as the basis for PP&E reporting, which assumed Fixed assets would be carried at cost less accumulated depreciation and impairments. Therefore EA conducted no revaluations in compliance with IFRS in subsequent periods.

The Group, nevertheless, had last reviewed and updated PP&E value according to Ukrainian accounting standards as part of 2012 annual reporting.

Fixed assets analysis is conducted based on local financial statements, since, in our opinion, they serve as a better approximation of the PP&E fair value.

As at 31.12.2016 PP&E account for over 82% of Total company Assets (UAH 206.3 bln / USD 7.7 bln).

According to fixed asset classification outlined by the Ukrainian NAS, and adopted by the company PP&E structure (UAH 475,375 mln UAH / USD 17,751 mln) consists of seven major groups: Land, Investment property, Plant, Equipment, Tools, Vehicles, Other assets. With largest part belonging to NPP equipment (72%) and plant facilities (27%).

Table 4.1. Fixed Assets structure as per SE "Energoatom" classification, mln UAH
Asset Class	Book Value at YE 12.2016	mln USD	Share, %
Equipment	340,617	12,719	72%
Plant	130,103	4,858	27%
Tools	2,243	84	5%
Vehicles	2,314	86	0.5%
Other assets	74	3	0.2%
Investment property	24	0.89	0.1%
Land	0.4	0.02	0%
Total	475 375	17,751	100%

Source: Baker Tilly calculation

The greatest share of Fixed Assets value is attributed to 15 currently operating nuclear power units and complementary facilities, which are not primary part of the nuclear energy cycle. For analytical purposes, NPPs` Fixed assets were grouped into four distinct categories:

Core reactor & primary systems (Power Units) – refer to items constituting the design and parameters of the reactor, its main systems and components, including coolant and important nuclear safety systems.

Complementary Equipment - mainly represent conventional plant systems used to generate electricity that are functioning at the overall station level; or systems providing operational support to all existing units of the nuclear power complex;

Plant Buildings - neighboring units involved in electricity production;
Other assets – refer to non-production facilities, such as residential property and infrastructure.
Chart 4.2. Consolidated asset structure by major groups, mln UAH
Source: Baker Tilly calculation

Useful life & technical condition
Considerable part of the Ukrainian nuclear facilities are obsolete or close to approaching the end of their useful economic life. As at YE 2016, 50% of the existing capacities have been in active operation for over 40 years. Nominal lifetime for most NPPs has been originally set at 25 to 40 years. Accordingly, the risk of loosing 80% of current power generating capacities (~20-25 GWh) due to prospective retirement of the nuclear units over 2025-2040 yrs. is highly probable1. Furthermore, assuming the implementation of life extension program for the existing NPPs is achieved 11 GWh of the country’s nuclear potential will still get retired by Y 2040.

Table 4.2. Overview of active reactor status, by NPPs
Name	Unit #	Type of Reactor	Installed Capacity, MW	Launched	License term	Useful life, yrs
ZNPP NPP
	1	VVER-1000/320	1000	12.1984	12.2025	41
	2	VVER-1000/320	1000	07.1985	02.2026	41
	3	VVER-1000/320	1000	12.1986	03.2017	31
	4	VVER-1000/320	1000	12.1987	04.2018	31
	5	VVER-1000/320	1000	08.1989	05.2020	31
	6	VVER-1000/320	1000	10.1995	10.2026	31
South Ukrainian NPP
	1	VVER-1000/302	1000	12.1982	12.2023	41
	2	VVER-1000/338	1000	01.1985	05.2025	40
	3	VVER-1000/320	1000	09.1989	02.2020	31
Rivne NPP

1 Source: NE Energoatom - “Ukraine Strategy on Energy Development up to 2035 y”

Name	Unit #	Type of Reactor	Installed Capacity, MW	Launched	License term	Useful life, yrs
	1	VVER-440/213	415	12.1980	12.2030	50
	2	VVER-440/213	420	12.1981	12.2031	50
	3	VVER-1000/320	1000	12.1986	12.2017	31
	4	VVER-1000/320	1000	10.2004	06.2035	31
Khmelnitsky NPP
	1	VVER-1000/320	1000	12.1987	12.2018	31
	2	VVER-1000/320	1000	08.2004	09.2035	31
Total capacity			13,835

Source: “State policy for the decommissioning of nuclear and radiological facilities”

The strategy for the Energoatom according to the compensation of the energy facilities – lasting the blocks exploitation for the maximum possible term. At the present moment strategy for Energy blocks for №3 and №4 Khmelnitskiy NPP is being defined. New power blocks will substitute those taken off from the exploitation. Exploitation term is 30 years. The company plans to prolong all the nuclear blocks. According to legislative acts the State Nuclear Agency can-not prolong for more than 10 years . Then security check and prolongation more for 10 years. Thus the Company plans to use blocks for 50 years since  the start of the industry exploitation.

Ukrainian VVER-1000 units are among the oldest reactors of this sub-type in the world. Following the worldwide practice of life extension for the nuclear facilities adopted by many countries including the USA (Nine Mile Point & Oyster Creek NPPs), France, Bulgaria and Russia (http://www.world-nuclear.org/information-library/current-and-future-generation/plans-for-new-reactors-worldwide.aspx). Company’s management has formal plans to extend the operating license for NPP stations of up to 10-20 yrs.

Feasibility of this project, however, is largely dependent on the company CAPEX programs – significant refurbishment and replacement of core reactor components, such as steam generators, or pressure tubes may be required to obtain compliance with terms of license renewal.

Technical oversight, along with the replacement policies of the Ukrainian power units is regulated by the key document in the nuclear industry -“Policy for the decommissioning of nuclear and radiological facilities”. In Dec 2015 the Cabinet of Ministers have adopted major changes and proposed granting license extension for all operating NPPs. By Apr 2017, three of nuclear units have formally passed feasibility assessment and achieved license extension over the term of 10 to 20 yrs.

Fixed assets analysis by NPPs

Four of existing Company’s NPPs operate 15 nuclear power reactors of several essential VVER-1000 and VVER-440 modifications.

Zaporizhzhya NPP – currently runs 6 power units, which started operations over the period of 1984 to 1995 yrs. All active reactors are of VVER-1000/320 type with license granted for 30 yrs;
Table 4.3. ZNPP Fixed assets – by major groups, mln UAH
Asset	Net Book Value YE2016	NBV, mln USD	Accumulated depreciation	Launched
Unit 1	7 794	291	83%	1984
Unit 2	6 180	231	79%	1985
Unit 3	3 594	134	73%	1986
Unit 4	6 996	261	75%	1987
Unit 5	7 644	285	75%	1989
Unit 6	4 913	183	61%	1995
Plant buildings	2 268	85	58%
Complementary equipment	13 592	507	72%
Other buildings	346	13	71%
Vehicles	47	1.8	92%
Land	0.44	0.02	0%
Other assets	181	7	94%

Total	53 555	1 999

Source: Baker Tilly calculation

Useful life of units 1-2 has been extended by 10 yrs in Y 2016. Unit-3 license is virtually expired. Technical examination of the reactor is performed from Feb 2017 to establish conformity of its core systems with license extension criteria. The process, according to management, should be finalized by 13`Nov 2017.

The Group is further planning to extend operational timescale of the unit-4 facilities. Over the last year, Company had been actively investing into technical re-equipment and modernization of the reactor. Extension of all ZNPP capacities is stated as major priority in the Group investment policy.

Chart 4.3. ZNPP estimated useful life vs. remaining UL, yrs

Source: Baker Tilly calculation

Rivne NPP capacities comprised of 4 power units. RNPP is the only power plant in Ukraine, which deploys newer VVER-440 (V-213) reactor type.

The plant is ranked 2nd in Ukraine by the nuclear energy production capacity. Plant facilities include two reactors of VVER-440/213 modification launched in early 80s and two VVER-1000/320 type launched in 1986 and 2004 yrs respectively;

License terms for Units 1-2 have been recently extended by 20 yrs.
Table 4.4. RNPP Fixed assets – by major groups, mln UAH
Asset	Net Book Value YE2016	NBV, mln USD	Accumulated depreciation	Launched
Unit 1	9 668	361	52%	1980
Unit 2	7 785	291	51%	1981
Unit 3	16 125	602	74%	1986
Unit 4	8 694	325	35%	2004
Plant buildings	5 295	198	59%
Complementary equipment	3 729	139	69%
Other buildings	62	2.3	74%
Vehicles	28	1	98%
Other assets	50	1.9	96%
Total	51 435	1921

Source: Baker Tilly calculation

 Property depreciation rates of RNPP are consistent with the Group’s policy and local accounting standards. Unit 3 is currently the most worn out block at the Rivne station. The unit undergoes regular technical assessments and repairs and is therefore maintained in working condition.

Chart 4.4. RNPP estimated useful life vs. remaining UL, yrs
Source: Baker Tilly calculation

South Ukrainian NPP – runs three different types of reactors: VVER-1000/302 – operating since 1982; VVER-1000/338 (1985 y.) and VVER-1000/320 (1989 y.).
Company was granted license extension for units 1-2 by 10 yrs.
Table 4.5. SUNPP Fixed assets – by major groups, mln UAH
Asset	Net Book Value YE2016	NBV, mln USD	Accumulated depreciation	Launched
Power Unit 1	6 191	231	53%	1982
Power Unit 2	8 593	321	39%	1985
Power Unit 3	5 899	220	60%	1989
Plant buildings	2 255	84	54%
Complementary equipment	9 184	343	46%
Other buildings	41	1.5	61%
Vehicles	37	1.5	74%
Other assets	175	6.5	62%
Total	32 375	1 209

Source: Baker Tilly calculation

Major part of SUNPP complementary equipment taking up to 28% of power station Fixed assets have reached obsolesce stage and should be replaced in the forthcoming periods.
Chart 4.5. SUNPP estimated useful life vs. remaining UL, yrs
Source: Baker Tilly calculation

Khmelnitsky NPP - runs 2 power units of VVER-1000/320 type operating since 1987 and 2004 yrs.

The plant was constructed to meet the demand in electricity of the Western region of Ukraine and for export of electricity to Western Europe.  KhNPP site is the most promising in terms of expansion of the nuclear power facilities in Ukraine.

Table 4.6. KhNPP Fixed assets – by major groups, mln UAH

Asset	Net Book Value YE2016	NBV, mln USD	Accumulated depreciation	Launched
Unit 1	5 720	214	74%	1987
Unit 2	8 106	303	41%	2004
Plant facilities	2 537	95	70%
Complementary equipment	4 978	185	43%
Other buildings	14	0.5	71%
Vehicles	8	0.3	95%
Other assets	16	0.5	91%
Total	21 379	798

Source: Baker Tilly calculation

In December 2015 the Ministry of Energy of Ukraine has approved the construction of two additional power units at KhNPP. According to Company’s Investment policy, planned investment for the implementation of the mentioned program roughly amounts to UAH 15,908 mln / USD 594 mln over the next four years.

The construction phase of the new units, according to management, will commence from 2020 (for unit 3) and 2021 (unit 4). Estimated construction term is expected at 3-4 years.
Chart 4.6. KhNNPP estimated useful life vs. remaining UL, yrs
Source: Baker Tilly calculation

Impairments & Write Downs

Fixed assets deployed in energy production are amortized upon achieving their salvage values. The Group performs regular refurbishment and replacement of obsolete systems and components, which allows to extend operational lifetime of the existing NPPs.

All major changes to the reactor’s fixed assets, including potential write-downs or improvements are performed after obtaining official approval from the Ministry of Energy of Ukraine.

As at YE 2016 Group financial statements and accounting records reveal no significant write-downs or impairments of NPPs PP&E.

PP&E – Additions and Disposals

As per accounting information, Fixed assets additions during Y2016 reporting period reached UAH 692 mln Of this amount, 85% (equiv. to UAH 590 mln / USD 22 mln) was invested in PP&E deployed in energy production. The most significant purchases and their respective cost included the following:

Table 4.7. Purchased production-related assets in Y2016, UAH ths.
Asset	Item #	Purchase date	Purchase cost	USD equiv.
Complimentary generator systems	11424009	02.2016	41 021	1 532
NPP feedwater components	10302668	07.2016	16 481	615
Diesel generator LE1100-1100	12457329	02.2016	5 399	202
On-site fire protection system	11424010	02.2016	6 505	243
Server PMT-1	14427051	12.2016	3 477	130

Asset	Item #	Purchase date	Purchase cost	USD equiv.
Pump control system	36044	12.2016	25 569	955
Reactor reactivity control system	31185	12.2016	109 590	4 092
Emergency protection system technology	31178	11.2016	49 139	1 834
Omicron СМС 356 System			2 060	77
Source: Energoatom accounting base

Zaporizhzhya NPP accounted for the largest share of the overall Group additions (UAH 350 mln / 59%). Operational license of ZNPP unit 4 will terminate in the forthcoming period. Refurbishment and upgrade of ZNPP complex has been declared as major priority by Company management. Over the last two years, the Goup had implemented life extension program for units 1-3 of ZNPP station.

South Ukrainian power complex was the second largest recipient of Company’s CAPEX. The Group conducted major re-equipment of the plant assets to bring unit-2 into conformity with license extension terms. In 2016 all procedures related to license renewal were finalized resulting with approval of unit-2 operational life extension for 10 years.

Table 4.8. Fixed assets additions by NPPs – Y2016, mln UAH
NPP	Amount, UAH	USD equiv.	Share, %
ZNPP	350	13	59%
RNPP	53	2	9%
SUNPP	152	6	26%
KhNPP	35	1.3	6%
Total	590	22.3
Source: Energoatom accounting base

Planned CAPEX

CAPEX program for NPPs is determined as part of Company Investment policy. The group strategic objective is focused on improving environmental safety of the nuclear plants, raising efficiency and capacity of the Ukrainian energy system.

The Group is committed to construction of two additional power units #3 and #4 on Khmelnitsky NPP, the plan for construction of two newer subtype of the VVER-213 reactors (with estimated capacity 1000 MW each) had been officially approved by the Ministry of Energy of Ukraine.

According to management information Unit #3 on KhNPP was put into development in 80’s, when technical implementation and fundamental construction works have been performed. From 1991 the project, however, has temporary ceased, due to political and economical turbulence in Ukraine followed by the collapse of USSR. Over the last years, Unit #3 implementation was renewed. As at 05.10.2017 the stage of completion of this power block is estimated at 75%. The Group has conducted all major works connected with project implementation. Remaining 25% of the construction would comprise the purchase of the equipment, nuclear fuel and installation of the reactor components, which, as management believes, will not require substantial financing.

Additional costs associated with Unit # 3 completion have been included into the Company’s Iinvestment program (refer to line 1.3 from the Table below). Estimated time to project completion is assessed at 3.5 years (starting from Y2018); projected capacity of the reactor VVER - 1000 MW.

Construction of unit #4 at KhNPP remains at the seed stage of development. EA is still preparing technical documentation and general site preparation for Unit #4 construction, which represents ~20% of total project, according to company assessments. The actual building works shall commence from 2019 y. and will last for up to 5 years (until 2024 y).

Total estimated cost for the construction and putting new power unit into operation is estimated by the Company’s experts at USD 3-5 bn. Considering the current stage of Unit #4 completion (~20%), the Group has to invest additional USD 2.4 – 4 bn to finalize the project.

Sources of project financing have not been established by the Company’s officials, which suggests the management has not developed long-term financial planning or strategy with this regards. The feasibility of Unity

#4 construction, in our opinion, is strongly dependent on the availability of the external financing in the form of government grants or loans from the financial institutions.

As at 12.2016 consolidated NPPs financial statements include UAH 7 677 mln of Construction-in-progress, which increased by UAH 2 525 bln over the year. Based on accounting data Fixed assets additions over 2016 reached UAH 0.59 bn. Those estimates include refurbishments capitalized as part of Fixed assets cost on consolidated SFP, ongoing repairs expensed through Profit & Loss according to management information reached UAH 2.3 bln over Y2016.

Table 4.9. NPPs Investment program for 2017-2020 yrs (in mln UAH)
#		2017	2018	2019	2020	2021	Total over 5Y	Total over 5Y, USD
1.	Construction of additional energy facilities and nuclear power units	973.8	4,658.8	9,580.8	12,311.5	12,383.3	39,908.2	1,480.22
1.1	ZNPP repairs	268.7	80.4	97.8	110.7	65.1	622.7	23.3
1.2	Tashlyk HPSP*	348.5	4,281.7	3,197.0	3,195.1	3,697.9	14,720.1	549.7
1.3	Construction of units 3 & 4 at Khmelnitsky NPP	350.0	278.5	6,278.0	9,001.6	8,607.9	24,516.0	915.5
1.4	Other investment	6.6	18.2	8.1	4.0	12.4	49.4	1.8
2.	Improvement of the nuclear power units safety systems (NPPs)	6,828.3	13,698.4	9,490.8	5,396.4	669.9	36,083.9	1,347.4
2.1	Financed with Retained earnings	2,080.9	6,349.0	6,443.9	4,893.6	667.6	20,435.1	763.1
2.2	Debt financing	4,747.4	7,349.4	3,046.8	502,8	2.3	15,648.8	584.3
3.	Power units refurbishment -license extension measures	1,794.2	2,754.6	2,559.9	1,277.9	755.4	9,142.1	341.4
4.	CSFSF construction	1,367.4	2,797.3	2,730.2	2,341.3	2,430.5	11,666.7	435.7
	Total	9,596.3	21,111.8	21,631.5	18,985.5	26,861.8	161,126.3	6,006.7
*Tashlyk HPSP is part of South Ukraine power complex

Source: Energoatom Investment Policy for 2017-2021 yrs

Based on the management comments, the main source of debt financing for nuclear power safety improvement are EBRD and Euratom loans thus feasibility of the Investment program is subject to available financing.

Depreciation Policy

Depreciation policy of the Company is set at the Group level and applied consistently across all divisions in compliance with the local accounting standards.

Accounting policy assumes straight-line depreciation method for PP&E and Investment property. Long-term assets possessing unique characteristics that could be viewed as separate systems or components are depreciated at individual rates.

Useful economic life of PP&E is reviewed at the end of each reporting period or in cases of significant changes in asset technical condition, and revised upon conducting generic engineering assessments.

Cost Capitalization Policy.

Cost capitalization is performed in line with the Ukrainian financial standards. CAPEX expenditures contributing to asset economic life extension, such as technical re-equipment or modernization, including the cost of related finance, are capitalized on the Balance Sheet as part of the related Fixed asset cost. Ongoing and current repairs deemed to support PP&E in its current condition are expensed through the Income Statement.

PP&E Leases

With respect to NPPs the Company does not use operational of finance leases for PP&E financing. The Group, however, has ongoing operational lease contract in the amount of UAH 166 mln used for rent of company office premises in Kiev.

Property rights restrictions

Serving as part of the Ukrainian national energy system nuclear power plants represent assets of the strategic importance at the national level and therefore cannot be pledged as collateral for securing debt finance.

Decisions with regards to NPPs assets disposal, or potential transfer of ownership is the competence of the Ministry of Energy of Ukraine.

Further net assets and net debt analyses were based on the financial statements compiled in accordance with Ukrainian NAS for 2014, 2015, and 2016.

In addition, significant items and summaries were compared to the audited financial statements for 2014, 2015 and non-audited preliminary draft for 2016 compiled in accordance with IFRS.

Analysis of accounts receivable

Account receivable as at 31 December 2016 are as follows:

Table 4.10. Accounts receivable, UAH ths.
	2014	2015	2016
Non-current receivables	1 231 194	486 533	274 404
Current receivables	10 204 872	12 191 754	14 718 864
Total	11 436 066	12 678 287	14 993 268
Increase		1 242 221	2 314 981
		11%	18%
Source: Energoatom. Baker Tilly calculations

As at 31 December 2016, total receivables amounted to UAH 14 993 thousand and increased by 18% compared to the previous year level.

Table 4.11. Structure of accounts receivable
	2014	2015	2016
Non-current receivables	11%	4%	2%
Current receivables	89%	96%	98%
Total	100%	100%	100%
Source: Energoatom, Baker Tilly calculations

The structure of accounts receivable changed towards increasing current receivables from 89% in 2014 to 98% in 2016 due to the increase in tariffs for electricity supply, depreciation of hryvnia against the exchange rates of currencies, in which prepayments were made, and recognition of a portion of non-current receivables in current assets.

Table 4.12. Breakdown of current receivables, UAH ths.
	2014		2015		2016
Current receivables for goods, works, services	6 255 220	61%	9 195 240	75%	10 859 537	74%
Prepayments issued	3 446 754	34%	2 035 250	17%	2 644 603	18%
Promissory notes received	21	0%	21	0%	10	0%
Tax prepaid	383 579	4%	432 860	4%	802 257	5%
Other current receivables	119 298	1%	528 383	4%	412 457	3%
Total	10 204 872	100%	12 191 754	100%	14 718 864	100%

Current receivables for goods, works, and services amount to UAH 10 859 537 thousand or 74% of total current receivables, including:

for electricity supplied to consumers - UAH 9 481 703 thousand or 87%, for finished products and supplies delivered - UAH 1 173 054 thousand or 11%.
The remaining 2% present other current receivables for ancillary goods and services provided to customers, which consist of insignificant amounts.

Prepayment to suppliers amount to UAH 2 644 603 thousand or 18% of current receivables, including:

for nuclear fuel – UAH 1 920 673 thousand or 73%,
for prepaid supplies, equipment and conducted works related to capital investments – UAH 646 000 thousand or 24%.
The remaining 3% of current liabilities present other current payables for supplies, works, services, which consist of insignificant amounts.

«Tax prepaid» takes 5% in the debt structure and includes the non-tax-payment as a part of Company’s net profit, which must be paid on the quarter basis to the budget.

The overpayment amount of the non-tax payment is UAH 795 962 thousand, which was formed due to the excess of advance payments made in the reporting period over the accrued based on the reporting results.

In 2014-2016, the growth rate of current receivables was approximately 20% per year.

Analysis of accounts receivable overdue

Accounts receivable overdue as at 31 December 2016 are as follows:

Table 4.13. Overdue accounts receivable as at 31.12.2016, UAH ths.
	2014	2015	2016
Current receivables	10 204 872	12 191 754	14 718 864

Overdue amount	4 250 844	7 071 286	8 115 364
	42%	58%	55%

Table 4.14. Accounts receivable as at 31.12.2016 by arrears, UAH ths.
Type of receivables	Total	Including overdue	Up to 12 months	From 12 months to 36 months	Over 36 months
Current receivables for goods, works, services	10 859 537	7 635 370	2 469 776	4 724 200	441 394
Prepayments issued	2 644 603	138 428	190	137 586	652
Promissory notes received	10	-	-	-	-
Tax prepaid	802 257	13
Other current receivables	412 457	341 553	76 157	262 350	3 046
Total	14 718 864	8 115 364	2 546 123	5 124 136	445 092
	100%	55%	17%	35%	3%
Source: Energoatom, Baker Tilly calculations

As at the end of 2016, overdue accounts receivable form 55% of current accounts receivable, which is almost a double in absolute terms compared to the end of 2014.

UAH 7 635 370 thousand or 90% of overdue accounts receivable fall within the supplied electricity debt. Of these, UAH 7 330 705 thousand or 96% are the overdue receivables from SE Energorynok. The remaining UAH 304 665 thousand or 4% fall on all other consumers and consists of insignificant amounts.

In the composition of overdue prepayment, UAH 136 781 thousand or 99% fall on the contractor for capital construction – Pyramida (Ukraine). The contractor did not fulfill the contractual obligations in time.

UAH 341 553 thousand or 83% of other current liabilities are overdue, of which on filed claims - UAH 98 546 thousand or 29%. UAH 241 554 thousand or 70% - a difference in the tax reconciliation act, which is the subject of separate pre-trial proceedings. The remaining UAH 1453 thousand or 1% falls on all other debtors and consists of insignificant amounts.

With regard to all overdue amounts, the Company adheres to the practice of pre-trial settlement and subsequent collection of overdue debts in a judicial proceeding.

Table 4.15. Structure of current receivables for goods, works, services as of 31.12.2016 by maturity
	2014	2015	2016
Up to 12 months	77%	61%	52%

From 12 months to 18 months	3%	21%	6%
From 18 months to 36 months	19%	14%	38%
Over 36 months	1%	4%	4%
Total	100%	100%	100%

Source: Energoatom, Baker Tilly calculations

The analysis of current accounts receivable for goods, works, services by maturities reflects the "aging" tendency: the structure of accounts receivable changes towards increasing the share of receivables originated from 18 to 36 months ago. During the analyzed period, the share of such receivables doubled and amounted to 38% of the total amount.

Provision for impairment

The provision for impairment of the accounts receivable is accrued using the method of absolute amount of doubtful debts on the basis of the analysis of debtor's solvency and expected collectability according to management estimates.

Table 4.16. Provision for impairment accounts receivable, UAH ths.
	2014	2015	2016
Accounts receivable less tax prepaid	12 118 379	14 492 963	17 037 349
Accumulated provision	- 1 065 892	- 2 247 536	- 2 846 338
Net accounts receivable	11 052 487	12 245 427	14 191 011
% impairment	9%	16%	17%
Source: Energoatom, Baker Tilly calculations

The share of doubtful debts allowance accrued on current receivables of the main debtor of SE Energorynok for the supplied electricity is 89%. In addition, a 100% allowance is accrued in respect of counterparties whose assets are in the area of the ATO.

The current receivables impairment ratio was 17%.

A rigorous methodology for accrual of provision is applied in IFRS reporting. In general, the allowance is provided for based on their ageing and expected collectability. In particular, actual failure to comply with the contractual relationships is taken into account regarding the terms of payment for shipped goods, works and services.

Hence, in the IFRS financial statements, the depreciation rate was over 81% resulting in a significant difference in the amount of accumulated allowance for doubtful debts.

Table 4.17. Comparison of provision for impairment, UAH mln
	2014	2015	2016
NFS	1 066	2 248	2 846
IFRS	2 539	5 692	9 992
Difference	- 1 473	- 3 444	- 7 146
Source: Energoatom, Baker Tilly calculations

Table 4.18. Comparison of current receivables for goods, works, services less provision for impairment, UAH mln
	2014	2015	2016
NFS	6 255	9 195	10 859
IFRS	2 743	2 473	2 287
Difference	3 512	6 722	8 572
Source: Energoatom, Baker Tilly calculations

A difference  between the amount of current receivables for goods, works, and services originated not only due to the difference in the accrued provision for impairment in the amount of UAH 7 391 million, but also due to the reclassification in the IFRS financial statements of a portion of receivables as other current assets.

In particular, the debt of SE Vostochny coal enrichment plant for the sold uranium concentrate in the amount of UAH 1 048 million and the amount of UAH 133 million others are recognized in other current assets, since this transactions does not relate to the Company’s core business.

Analysis of accounts payable

As at 31 December 2016, total accounts payable, except for loans, borrowings, issued bonds, as well as VAT deferred liabilities amount to UAH 7 136 971 thousand, which is 22% less than in 2015.

Table 4.19. Accounts payable, UAH ths.
	2014	2015	2016
Non-current accounts payable	519	577	218
Current accounts payable	9 398 537	9 130 525	7 136 971
Total	9 399 056	9 131 102	7 137 189
Decrease		- 267 954	- 1 993 913
		3%	22%
Source: Energoatom, Baker Tilly calculations

The decrease in accounts payable as at 31 December, 2016 is related to the written-off liabilities in the amount of 4 492 170 UAH ths in the form of allocations to the budget as a part of the Company's net profit payment. Liabilities are written off as a result of a positive outcome of the trial in favor of the Company.

Table 4.20. Breakdown of current accounts payable, UAH ths.
	2014		2015		2016
Current portion of non-current liabilities	2 476	0%	253	0%	-	0%
Current payables for goods, works, services	2 646 772	28%	3 642 803	40%	4 347 780	61%
Prepayments received	1 444 454	15%	871	0%	250	0%
Promissory notes issued	5 448	0%	5 148	0%	310	0%
Tax paid	4 792 381	51%	4 964 410	54%	2 199 430	31%
Social charges	62 871	1%	72 424	1%	63 649	1%
Payroll settlements	140 428	1%	137 686	2%	214 857	3%
Other liabilities	303 707	3%	306 930	3%	310 695	4%
Total	9 398 537	100%	9 130 525	100%	7 136 971	100%
Source: Energoatom, Baker Tilly calculations

As at 31.12.2016, current accounts payable for goods, works, services occupy 61% in current accounts payable for the year. The increase in payables under this item amounted to 20% in 2016, 38% in 2015.

Table 4.21. Breakdown of current payables by type, UAH ths.
	2015	2016	Movement 2016 to 2015
Nuclear fuel removal services	1 155 522	1 605 550	39%
Capital investments	1 102 139	1 384 317	26%
Inventories	915 119	944 052	3%
Outsourced services	417 510	228 167	-45%
Nuclear fuel and materials	32 324	167 032	417%
Other	20 188	18 662	-8%
Total	3 642 803	4 347 780	19%
Source: Energoatom, Baker Tilly calculations

Accounts payable overdue

Accounts payable overdue as at 31 December 2016 are as follows:

Table 4.22. Overdue accounts payable as at 31.12.2016, UAH ths.
	2014	2015	2016
Accounts payable	9 399 056	9 131 102	7 137 189
Overdue amount	989 191	1 467 056	1 078 875
	11%	16%	15%
Source: Energoatom, Baker Tilly calculations

The share of overdue accounts payable remains substantially unchanged during 2015-2016, despite a reduction of liabilities in absolute terms.

Table 4.23. Accounts payable as at 31.12.2016 by arrears, UAH ths.
Type of payables	Total	Including overdue	Up to 12 months	From 12 months to 36 months	Over 36 months
Promissory notes issued	310	310	-	-	310
Current payables for goods, works, services	4 347 780	970 243	412 160	11 743	546 340
Current payables for non-current liabilities	250	55	36	14	5
Tax paid	2 199 430	-	-	-	-
Social charges	63 649	1 920	-	-	1 920
Payroll settlements	214 857	-	-	-	-
Prepayment received	310 695	106 347	665	17	105 665
Total	7 136 971	1 078 875	412 861	11 774	654 240
Source: Energoatom

The largest share of overdue accounts payable, UAH 970 243 thousand or 90%, falls on current payables for goods, works, services, including:

UAH 598 763 thousand or 55% - liabilities for inventories delivered;
UAH 289 816 thousand or 27% - payables to suppliers and contractors related to capital investments.
UAH 190 296 thousand or 18% - other liabilities.

Significant accounts receivable

The debtors presented in the table below compose approximately 90% of total receivables.

Table 4.24. Breakdown of major receivables, UAH ths.
Counterparty	Type of receivables	Contractual currency	2 015	2 016
SE Energorynok (Ukraine)	Receivables for electric power supplied	UAH	8 918 831	9 481 681
TVEL (Russia)	The nuclear fuel assembly	RUB	1 146 524	1 675 880
	Other receivables	RUB	61 532	0
SE Vostochny coal enrichment plant (Ukraine)	Receivables for uranium concentrate	UAH	0	1 047 722
	Uranium concentrate prepaid	UAH	496 599	0
	Other receivables	UAH	20 855	24 366
HOLTEC INTERNATIONAL (USA)	Equipment and services prepaid	USD	284 839	415 491
Westinghouse Electric Sweden AB (Sweden)	Fabrication of the nuclear fuel assembly	EUR	2 041	244 793
Total			10 931 221	12 889 933
Source: Energoatom

Regarding Westinghouse Electric Sweden AB, a supplier of fresh nuclear fuel, the information was obtained from public sources on the fact that the parent Company Westinghouse Electric Company (USA) initiated a process of bankruptcy. However, the subsidiary, being a separate legal entity, stated that this fact would not affect the supplies of nuclear fuel to Ukraine.

SE "Energorynok"

In view of local energy market performance peculiarities, the largest debtor is a wholesale electricity buyer - SE Energorynok, whose share is more than 60% of all receivables.

Table 4.25. Accounts receivable of SE Energorynok, UAH ths.
	2014	2015	2016
Non-current receivables	1 030 026	114	-
Current receivables	6 867 342	10 856 041	12 022 261
Provision for impairment	- 745 922	- 1 937 324	- 2 540 580
Net receivables	7 151 446	8 918 831	9 481 681
Impairment %	9%	18%	21%

Source: Energoatom, Baker Tilly calculations

The rates of growth over the past three years were as follows: 37% in 2015 and 11% in 2016.
Table 4.26. The ageing of the accounts receivable of SE Energorynok, UAH ths.
	As at 31.12.2015	Sales	Payments	As at 31.12.2016
2 000	758 444		32 513	725 931
2 001	1 013 549			1 013 549
2 002	1 067 736			1 067 736
2 003	132 411			132 411
2 004	172 843			172 843
2 005	44 245			44 245
2 006	90 692		90 692	-
2 009	124 898		103 136	21 762
2 012	427 647			427 647
2 013	155 054		155 054	-
2 014	2 849 097			2 849 097
2 015	4 019 425		1 600 871	2 418 554
2 016	-	43 128 734	39 980 248	3 148 486
Total	10 856 041	43 128 734	41 962 514	12 022 261

In 2006, the Company concluded restructuring agreement with SE Energorynok. Due to this agreement the accounts receivable must have been paid up to 2017.  Accordingly, the portion of receivable was recognized as non-current. As of 31.12.2016, the outstanding balance in the amount of UAH 2 155 054 thousand is classified in the financial statements as current liabilities due to its maturity.

Table 4.27. Accounts receivable of SE Energorynok by payment terms, UAH ths.
Type of receivables	As at 31.12.2015		As at 31.12.2016
Overdue, including:	9 005 830	83%	9 871 285	82%
Restructured for previous periods	2 187 567		2 155 054
Overdue more than 90 days	5 725 909		6 714 569
According to judicial decisions	1 092 354		1 001 662
Current undue	1 850 211	17%	2 150 976	18%
Total	10 856 041		12 022 261
Source: Energoatom, Baker Tilly calculations

According to the contractual terms, the supplied electricity must be paid before the 15th day of a month following the reporting period. On the part of SE Energorynok, payment terms are not met with contractual agreement, while the share of overdue receivables remains approximately the same.

According to the National Financial Standards and the accounting policy, the provision for impairment regarding SE Energorynok is provided for based on the amount of inflation for the reporting period to the amount of overdue debt. In the financial statements under IFRS, the provision is provided for based on their ageing and expected collectability.

Table 4.28. Comparison of net accounts receivable of SE Energorynok, UAH mln
	2014	2015	2016
NFS	7 151	8 919	9 482
IFRS	3 410	3 065	2 236
difference	3 741	5 854	7 246
Source: Energoatom, Baker Tilly calculations

This difference takes place due to a significant difference in the amount of the accrued provision for impairment and long-term receivable discount in IFRS (restructured portion of the amount receivable).

Significant accounts payable

The creditors presented in the table compose approximately 60% of total payables.

Table 4.29. Breakdown of major payable, UAH ths.
Counterparty	Type of receivables	Contractual currency	2 015	2 016
Mining and Chemical Combine (Russia)	Removal of spent nuclear fuel services	USD	1 070 739	1 605 550
Remington Worldwide Limited (Gibraltar)	For inventories (by court decision)	USD	448 503	438 407
Radiy (Ukraine)	Supply of equipment	UAH	225 604	8 731
Radiy (Ukraine)	Supply of equipment	EUR		232 372
Westinghouse Electric Sweden AB (Sweden)	Fuel assembly and logistic	EUR	32 324	157 134
DIAKONT.S.R.L (Italy)	Supply of equipment	USD	-	115 941
INETEC-VUJE consortium (Croatia)	Supply of equipment	EUR	-	113 826
Yuzhenergobud (Ukraine)	Construction	UAH	35 726	106 984
Impulse (Ukraine)	Supply of equipment	UAH	106 146	96 318
Accel Team OU (Estonia)	Supply of equipment	EUR	98 026	84 229
NP Trade GmbH (Germany)	Supply of equipment	EUR		80 647
Ukrelectrovat (Ukraine)	By court decision, debt and penalties	UAH	106 067	67 296
HOLTEC INTERNATIONAL (USA)	Services related to equipment	USD	41 527	57 239
Ukrgazbank (Ukraine)	Interest	UAH	8 986	18 761
Ukrgazbank (Ukraine)	Interest	USD	3 164	23 491
State Disabled Persons protection department (Ukraine)	Penalty	UAH		37 695
Electropivdenmontazh (Ukraine)	Equipment, works performed	UAH	32 741	32 205
Ukreximbank (Ukraine)	Interest	UAH	4 657	5 101
Ukreximbank (Ukraine)	Interest	USD	17 096	26 728
Oschadbank (Ukraine)	Interest	UAH	35 382	23 938
Oschadbank (Ukraine)	Interest	USD		5 093
Total			2 266 688	3 337 686
Source: Energoatom

Provisions

According to the National Financial Standards and the accounting policy, the Company provides the following provisions (reserves) to ensure future payments:

provisions associated with current employee benefits: provision for unused vacation, provision for accrued employee bonuses, provision for social charges;
provision for the long-term employee benefits and post-employment;
provision for court litigation;
provision for expenses on uncollected documents;
provision for decommissioning of nuclear power units;
back-end fuel cost provision.
Table 4.30. Accrued provisions (balance debt), UAH ths.
	2014	2015	2016
Accrued provisions, recognized as	648 338	1 480 981*	1 726 466
current liabilities	648 338	941 131	1 116 069
non-current liabilities		539 841	610 397
* 597 263 adjusted after the balance sheet date Source: Energoatom
The share of accrued current provisions is 5% of the Company's current liabilities. Accrued provisions are recognized as current liabilities, except for a portion of a provision for the long-term employee benefits and post-employment provision.

Current employee benefits

Table 4.31. Accrued current employee benefit provisions (balance debt), UAH ths.
	2014	2015	2016
Provision for unused vacation		232 400	284 490
Provision for accrued employee bonuses	199 851	224 999	260 340
Provision for social charges	71 355	49 178	56 887
Total	271 206	506 577	601 717
Actual payroll budget	3 981 684	4 025 311	5 309 589
To payroll budget	7%	13%	11%
Source: Energoatom, Baker Tilly calculations

Based on historical data, the accrued current employee benefit provisions amount from 7% to 13% of actual payroll budget.

Long-term employee benefits and post-employment provisions

Starting from 2015 (retrospectively), a provision for the long-term employee benefits and post-employment payments has been created. The corresponding provision is based on independent professional actuarial calculations, updated annually and includes not only compensation to the Pension Fund of Ukraine paid by the Company, but also one-off payments to staff upon retirement. However, under the NFS, there are restrictions on the accrual of this provision, in contrast to IFRS, where the provision is formed in full according to actuarial calculations.

Table 4.32. Provision for the long-term employee benefits and post-employment, UAH mln
	2014	2015	2016
NFS	-	597	741
IFRS	2 465	3 732	3 847
Difference	- 2 465	- 3 135	- 3 106
Source: Energoatom, Baker Tilly calculations

As at the end of 2016, UAH 356 million under IFRS and UAH 130 million under NFS were recognized as current liabilities; the difference amounts to UAH 226 million.

In 2016, the actual payments for this provision amounted to UAH 250 million. Furthermore, UAH 63 million of liabilities for 2016 were postponed for the 1st quarter of 2017. Consequently, actual payments could have amounted to UAH 313 million. Therefore, it can be expected that the cash flow in 2017 will not be less than the amount of current liabilities accrued under IFRS.

Litigations

This section discloses pending claims submitted by the creditors to the Company and assessed risks of outflows due to the loss of case.

Table 4.33. Breakdown of the pending claims, UAH ths.
Counterparty	Essence of claim	Amount	Risk assessment **
State Disabled Persons protection department	non-compliance with disabled employment norm	72 477	probable
State Tax Authority	recovery of a portion of net profits to be paid to the budget	4 238 715	remote
SE Vostochny coal enrichment plant	breach contractual due dates	28 689	remote
Gentvim systems LLC	debtor replacement in liabilities	750 825	no data
Ukrelectrovat	collection of debts and penalties under the contract	26 960	possible
State Ecological Inspection	Violation of water use order	38 557	remote
Other	Other	10 888	possible
Total		5 167 111
* there is a counterclaim for violation of delivery dates for amount of 54 541
** with a view of risk qualification, the following levels of probability of unforeseen circumstances were applied:

probable, when the possibility of commencement of circumstances is 50-100%;
possible, when the possibility of commencement of circumstances is 5-50%, inclusive;
remote, when the possibility of commencement of circumstances is 0-5%, inclusive.

Utility charges

Table 4.34. Utility charges, UAH mln
	2015	2016
Closing debt, including	2 603	2 251
overdue up to 12 months	798	869
The share of utility charges is less than 1% of the total accounts payable.

Contractual liabilities for property lease for 2017 amount to UAH 7 million.

Working capital

Table 4.35. Working capital, UAH ths.
	2014	2015	2016
Current assets	21 965 427	30 106 591	37 606 507
Current liabilities	17 276 982	19 593 087	21 646 224
Working capital	4 688 445	10 513 504	15 960 283
Increase, UAH ths.		5 825 059	5 446 779
Increase, %		124%	52%
Source: Energoatom, Baker Tilly calculations

Working capital is calculated on the basis of financial statements issued by the Company after the end of the reporting period under NFS. However, there is a quarterly practice of adjusting the incoming balances of financial statements. Thus, after the reporting date in 2016, adjustments of assets and liabilities were made as at 31.12.2015 related to lawsuits and accruals of provisions for the long-term employee benefits and post-employment, as a result of which the working capital decreased insignificantly (<3%).

Table 4.36. Breakdown of working capital, UAH ths.
	2 014		2 015		2 016
Inventories	7 998 239	36%	12 202 268	41%	13 947 498	37%
Current receivables	10 204 872	46%	12 191 754	40%	14 718 864	39%
Cash and cash equivalents	401 547	2%	49 977	0%	257 896	1%
Deferred expenses	3 252 599	15%	5 623 256	19%	8 436 561	22%
Other current assets	108 170	0%	39 336	0%	245 688	1%
Total current assets	21 965 427	100%	30 106 591	100%	37 606 507	100%

Short-term loans	4 530 990	26%	6 870 449	35%	10 278 188	47%
Current portion of non-current liabilities	568 731	3%	696 038	4%	726 282	3%
Current accounts payable	9 396 061	54%	9 130 163	47%	7 136 969	33%
Current provisions	648 338	4%	883 709	5%	1 116 069	5%
Deferred income	1 810 614	10%	1 736 394	9%	1 667 973	8%
Deferred VAT liabilities	322 248	2%	276 334	1%	720 743	3%
Total current liabilities	17 276 982	100%	19 593 087	100%	21 646 224	100%
Source: Energoatom, Baker Tilly calculations

Deferred expenses represent (98% of the amount) the cost of nuclear fuel and other expenses. The nuclear fuel located in core is expected to be used within next twelve months.

Table 4.37. Deferred expenses, UAH ths.
	2014	2015	2016
Fuel in core	3 188 748	5 573 965	8 303 908
Other deferred expenses	63 851	49 291	132 653
Total	3 252 599	5 623 256	8 436 561
Source: Energoatom

In this report deferred expenses recognized as a part of the working capital due to the reasons mentioned below. Firstly, deferred expenses are recognized as current assets in the financial statements under IFRS too. Fuel in core is included in item “Nuclear fuel”, the remaining costs – in other current assets.

Secondly, one of the major creditors, Euratom, also includes in current assets ("Loan facility agreement dated August, 7, 2013, definitions") "prepaid expenses which are to be charged for income within one year".

Deferred income represents government grants. Mainly it includes the financing of capital expenditure received earlier.

Table 4.38. Comparison of working capital, UAH mln
	2014	2015	2016
NFS	4 688	10 514	15 960
IFRS	- 1 816	1 576	4 409
Difference	6 504	8 938	11 551
Source: Energoatom, Baker Tilly calculations

Based on different accounting standards to reporting, the amount of working capital according to the IFRS financial statements is significantly lower than the amount calculated financial statements under NFS.

As at the end of the reporting period, the working capital difference amounted UAH 11 551 million as a result of the following adjustments.

Table 4.39. Reconciliation IFRS and NFS working capital as at 31.12.2016, UAH mln
Working capital under NFS		15 960
Changes in:
differences in impairment of account receivable		- 7 391
differences in impairment of other current assets		- 350
differences in impairment of inventories		- 286
reclassification inventories related to capital investment as non-current assets		- 801
reclassification of capital investments prepaid as non-current assets		- 646
reclassification of nuclear fuel with limited access as non-current assets		- 788
reclassification of cash as current assets		40
differences resulting from the use of different methods of disposal of inventories		488
reclassification of deferred income as current assets		1 668
reversal of the back-end fuel cost provision		- 3 259
differences in long-term employee benefits and post-employment provision		- 226
Total changes		- 11 551
Working capital under IFRS	15 960	4 409

Key working capital KPI’s

Table 4.40. Calculation of working capital KPI’s under IFRS
	2013	2014	2015	2016
Data, UAH mln
Revenue		23 328	32 904	36 068
Cost of sales		15 817	19 548	22 951
Account receivable	1 530	2 743	2 473	2 287
Inventory	9 818	9 660	17 282	20 865
Accounts Payables	1 611	2 373	2 681	3 095
Calculations
Account receivable turnover:(revenue/AR)		10,9	12,6	15,2
Inventory turnover: (cost of sales/inventory)		1,6	1,5	1,2
Accounts payables turnover: (cost of sales/AP)		7,9	7,7	7,9
Days of sales outstanding: 365/AR turnover		33	29	24
Days of inventory on hand: 365/Inventory turnover		225	252	303
Days of payable: 365/AP turnover		46	47	46
Сash conversion cycle		212	233	281
 Source: Energoatom, Baker Tilly calculations

The cash conversion cycle has had an unfavorable trend; therefore, working capital requirements has risen too. An abrupt rise occurred at the end of 2015 due to increasing inventories. In particular, the increase in inventories in 2015 amounted to + 79% to the level of 2014 is due to significant local currency depreciation. The turnover of accounts receivable increases, and the Company attempts to compensate it by means of reducing the turnover of accounts payable, which is not always possible due to contractual obligations and may entail additional costs for the Company in the form of penalties and fines.

For other key liquidity’s ratios please refer to the section: “Financial statements high level analysis and on-going monitoring”.

Working capital adjustments

Working capital may be adjusted (increased) at the expense of non-monetary items adjusting assets and liabilities in the financial statements. In particular, current liabilities for back-end fuel cost provision were reversed, since this item was previously recognized in working capital as due to counterparties for services of removal and processing of spent nuclear fuel.

In addition, based on historical data, it can be assumed that SE “Energorynok” will repay the overdue liabilities, regarding which the impairment provision was fully accrued. Therefore, the liabilities can be restored to the original amount.

Table 4.41. Working capital adjustments, UAH mln
	2014	2015	2016
Working capital	- 1 816	1 576	4 409
Back-end fuel cost provision	2 696	2 615	3 259
Difference of net AR Energorynok	3 741	5 854	7 246
Adjusted working capital	4 621	10 045	14 914
Source: Energoatom, Baker Tilly calculations

5. Net debt analysis

Capital structure

Table 5.1. Capital structure, UAH ths.
	2014		2015		2016
Equity	154 744 064	95%	155 610 710	94%	159 616 296	92%
Attracted financing, including:	7 412 673	5%	9 570 504	6%	13 120 307	8%
long-term	2 312 952		2 004 017		2 115 837
short-term	5 099 721		7 566 487		11 004 470
 Source: Energoatom

Capital investment financing and working capital replenishment takes place both at the expense of internal and attracted sources of financing. As at 31.12.2016, borrowed resources amounted to UAH 13 120 307 thousand. Increase in 2015 was 29%, in 2016 - 37%, mainly due to replenishment of short-term resources.

The structure of capital changes towards increasing the attracted sources of financing and reducing the share of own capital.

 Table 5.2. Breakdown of financing according to classification in the financial statement, UAH ths.
	2014	2015	2016
Long-term loans	505 379	460 658	966 211
Other non-current liabilities (borrowings and bonds)	1 807 573	1 543 359	1 149 626
Short-term loans	4 530 990	6 870 449	10 278 188
Current portion of non-current liabilities	568 731	696 038	726 282
TOTAL	7 412 673	9 570 504	13 120 307
 Source: Energoatom

According to the information provided by the Company, 84% of all sources are short-term and are due for repayment within the next 12 months. Short-term loans were raised both in UAH and in foreign currency.

In the structure of borrowings, the share of short-term loans increases both due to increasing volume of attracted resources, and due to depreciating national currency against the currencies of loans.

Table 5.3. Breakdown of financing according to the intended purpose, UAH mln
	2014	2015	2016
Working capital replenishment	6 231	8 358	11 553
Capital investment financing	1 181	1 212	1 567
TOTAL	7 410	9 570	13 120
Source: Energoatom, Baker Tilly calculations

88% of attracted funds are directed to replenish working capital, 12% - to finance capital investments.

For key solvency ratios please refer to the section: “Financial statements high level analysis and on-going monitoring

Table 5.4. Breakdown of financing by type of debt currency, c.u. ths.
	2014	2015	2016
Loans, borrowings in UAH	2 367 966	3 329 533	3 482 037
Loans, borrowings in USD	245 251	228 771	308 130
Loans, borrowings in EUR	16 650	13 864	36 844
Loans, borrowings in CZK	618 565	397 788	202 030
 Source: Energoatom, Baker Tilly calculations

Financing was raised in various currencies, while the share of loans and liabilities in the national currency decreased and made a bit more than a quarter of total debts, which entailed an additional burden and currency risks associated with the devaluation of the national currency against the currencies in which the debts are denominated.

Table 5.5. Exchange rates of national currency against borrowing currencies
	As at 31.12.2014	As at 31.12.2015	As at 31.12.2016
Exchange rate UAH/USD	15,768556	24,000667	27,190858
Exchange rate UAH/EUR	19,232908	26,223129	28,422604
Exchange rate UAH/CZK	0,693903	0,970185	1,051871
Source: National Bank of Ukraine

Exchange rates of national currency against borrowing currencies as at 31 December 2015 increased significantly and affected negatively the working capital.

Issued bonds
In December 2012, Company issued bonds denominated in UAH in the total nominal amount of UAH 1 700 million. The bonds are redeemable until 2022. The bondholders are banks. As at 31 December 2016 the balance of bond debt amounted to UAH 1 275 000 thousand, including current liabilities in the amount of UAH 212 500 thousand, long-term liabilities in the amount of UAH 1 062 500 thousand.

Loan from EBRD

In March 2013, Company concluded a loan agreement with the European Bank for Reconstruction and Development in the amount of EUR 300 million for the overall program on safety improvement of the Ukrainian NPPs power units. The government of Ukraine provided the guarantee under the loan agreement.

Tranche disbursement on the loan shall terminate in December 2020.

Loan maturity – March 2028.

Table 5.6. Debt repayment schedule as at 31.12.2016, EUR
Debt as at 31.12.2016	2017	2018-2027	2028
30 994 423	1 408 837	2 817 675	1 408 837
Source: Energoatom, Baker Tilly calculations

The Company provided forecasted data on a drawdown, on the basis of which the repayment calculations were made in accordance with the contractual terms. Loan repayment shall start in September 2017. The repayment shall be carried out by semi-annual installments in equal amounts throughout twenty-two accounting periods until March 2028 (inclusive).

Table 5.7. Forecast of EBRD loan agreement movements, EUR
2016	30 994 423

2017	27 703 389	- 1 408 837
2018	125 014 898	- 5 213 559
2020	107 610 075	- 17 114 431
2019	8 677 215	- 30 466 123
2021		- 32 772 940
2022		- 32 772 940
2023		- 32 772 940
2024		- 32 772 940
2025		- 32 772 940
2026		- 32 772 940
2027		- 32 772 940
2028		- 16 386 470
TOTAL	300 000 000	- 300 000 000
Source: Energoatom, Baker Tilly calculations

Loan from European Atomic Energy Community

In August 2013, the Company concluded a loan agreement with the European Atomic Energy Community (Euratom) in the amount of EUR 300 million for the overall program on safety improvement of the Ukrainian NPPs power units in conjunction with the EBRD. The government of Ukraine provided the guarantee under the loan agreement.

As at 31 December 2016, there were no tranche disbursements under the contract. The tranche disbursement on the loan shall terminate in August 2019.

The Company provided forecasted data on a drawdown, on the basis of which the repayment calculations were made in accordance with the contractual terms.

Table 5.8. Forecast of Euratom loan agreement movements, EUR
2017	50 000 000
2018	100 000 000
2019	150 000 000
2026		- 100 000 000
2027		- 100 000 000
2028		- 100 000 000
TOTAL	300 000 000	- 300 000 000
Source: Energoatom

Covenants under the Loan agreements with EBRD

The loan agreements with the EBRD, the same as loans agreement with Euratom, provide for the implementation of financial and non-financial covenants on the part of the Borrower. The Company (Borrower) should comply with the following covenants:

Affirmative Project Covenants - related to the proper implementation of the agreed project in compliance with the current legislation and recognized international practices, timing and quality monitoring;

Procurement - related to proper criteria for the selection of suppliers and contractors, procurement of supplies and equipment on a tender basis;
Environmental and Social Compliance Covenants;
Negative Financial Covenants mentioned below:
•
the Company should not unless it informs the Creditor at least 30 days in advance obtain loans and have advances made in the ordinary course of business in an aggregate outstanding amount exceeding EUR 50 mln in UAH equivalent; enter into any management contract or similar arrangement whereby its business or operations are managed by any other person

•
the Company has no rights except as the Creditor otherwise agrees make any prepayment, repurchase or early redemption of any debt; enter into any agreement or arrangement to guarantee or in any way or under any condition to become obligated for all or any part of any financial or other obligation of another person; sell, transfer, lease or otherwise dispose of all or a substantial part of its assets; undertake or permit any merger, consolidation or reorganization; seek or implement changes to the Tariff Methodology; enter into any partnership, profit-sharing or royalty agreements.

In the IFRS statements for 2014 and 2015, the relevant disclosures were made regarding the facts of the covenant violation by the Borrower (the loan agreement with EBRD of USD 42 million), namely:

•	exceeding of restrictions in the established equivalent on the amount of prepayment under contracts (prepayment paid by the Company under supply contracts in the ordinary course of business)

•	distribution of net profit without prior authorization of the lender (a portion of the Company's profits is transferred to the budget)

As a result, the Company did not comply with the cross default in the agreement with Euratom.

The facts of the non-compliance with the covenants gives the Creditor the right to demand an immediate repayment of the loans and interests. The auditors outlined the Company did not have an unconditional right to defer the settlement of the loans for at least twelve months and therefore the loans should have been classified as current liabilities according to IFRS requirements.

Upon the fact of the Company’s reporting in favor of the Lenders, there were no additional requests regarding the cases of identified violations. In addition, there were no demands regarding the immediate repayment of loan and interest due. In turn, the Company did not request preliminary permits or post factum waivers. By unspoken agreement of the parties, the disbursements of tranches and repayment of the loan continued on schedule. The lack of requirements on the part of the Lenders provided grounds for the auditors to classify the liabilities, as non-current and current, corresponding in terms of maturity.

Financial Ratios under the Loan agreements with EBRD

The loan agreement with the EBRD, maintaining by the Borrower of financial performance stipulated by the loan agreement at a standard level.

The methodology for calculating financial ratios is based on the definitions given in the loan agreement.

The Company provided calculation of financial ratios for 2015. Similarly, preliminary data for 2016 were calculated.

Table 5.9. Calculation of financial ratios according to the financial statements under IFRS
		Ratio	2015	2016
Cash Collection Ratio	Operating Revenue during such period / Billings during such period	>0,95	As at 06/30/16-0,97	0.97
Ratio of Financial Debt to EBITDA	Financial Debt/EBITDA	<3,5	7,93	1,34
Free Cash Flow	Free Cash Flow/Aggregate amount of principal, interest, fee for payment	>1,3	2,16	2,38
 Source: Energoatom, Baker Tilly calculations

The Company did not comply with certain financial ratios as at 31 December 2015. However, the financial ratios are in the line with requirements by the loan as at 31 December 2016.

Other long-term Loan and Borrowings

Table 5.10. Other long-term loans and borrowings as at 31.12.2016, UAH ths.
EBRD	Power units modernization project	177 597	State guarantee
Czech Export Bank	Purchase of equipment	212 510	Right of claim under equipment supply contract, cash cover in the bank in the amount of UAH 126 600 thousand
Euratom	Power units modernization project	295 852	State guarantee
Total		685 959
 Source: Energoatom

In 2014-2016, repayment of loans (borrowings) and payment of interest were conducted on schedule.

No overdue debt available as at 31 December 2016.

Table 5.11. Loans and borrowings repayment schedule in loan currency, c.u. ths.
	Debt as at 31.12.2016	2017	2018
EBRD, USD	6 531 500	4 354 333	2 177 167
Czech Export Bank, CZK	202 030 125	140 171 375	61 858 750
Euratom, USD	4 765 555	3 607 665	1 157 890
Euratom, EUR	5 850 000	3 900 000	1 950 000
Source: Energoatom, Baker Tilly calculations

Current Loans

As at 31 December 2016, liabilities on short-term loans attracted to replenish working capital amount to UAH 10 278 188 thousand, including:

denominated in UAH – UAH 2 207 037 thousand,

denominated in USD - UAH 8 071 152 thousand or USD 296 833 thousand.

According to the terms of loan agreements, the maturity date of UAH 8 782 691 thousand or 85% of the amount is in 2017, UAH 1 495 497 thousand or 15% - in 2018.

As at the end of 2016, the available limit amounts to UAH 590 231 thousand.

In addition, according to the Company’s management, the selected limits will also be available on terms of refinancing.

Comprehensive informations about loans and borrowings are represented in the Appendix 2 to this Report.

Obligatory profit distribution

 According to current legislation, the Company is obliged to distribute 75% of the statutory net profit calculated under NFS to the state tax authorities on the quarter basis cumulatively.

Part of the profit available for distribution to the State in respect of any reporting period are determined based on the net profit in the financial statement prepared in accordance with NFS.

These non-tax payments are recognized in the accounting according to NFS within "Tax paid (prepaid)".

Being state owned enterprise and due to the reason that State regulates such non- tax payments, such obligations may be treated as the available source for funding Company’s liabilities.

Decommissioning provision

 The Company creates a provision for the decommissioning of nuclear power units, which represents the amount of deductions of the operator exploiting the nuclear units, to the special account of the State Treasury. The creation of the provision is provided for by the legislation of Ukraine. The amount of the deductions is determined by the National Commission, which performs the State Regulation in the Energy Sphere as agreed with the central authorities and the state financial policy regarding the commissioning and decommissioning of nuclear facilities.

The amount of deductions is taken into account when forming tariffs for electricity supply and heat production. According to the data provided by the Company, the accumulated provision, recorded in the State Treasury of Ukraine as at 31 October 2016, amounts to UAH 2 693 038 thousand. It can be assumed that this amount will be transferred to the Company as a target state financing and used to decommission nuclear power units.

In IFRS financial statements, this provision includes a discounted estimate of the actual costs of decommissioning the nuclear power units after the standard period of use, taking into account possible prolongation. These costs also include an estimate of decommissioning costs of a spent nuclear waste storage facility at Zaporizhzhya NPP.

Table 5.12. Provision for decommissioning of nuclear power units, UAH mln
	2014	2015	2016
Ukrainian NAS	377	377	377
IFRS	6 728	13 896	13 077
Difference	- 6 351	- 13 519	- 12 700
 Source: Energoatom, Baker Tilly calculations

In financial statements under IFRS and NFS both, UAH 377 million are recognized as current liabilities, which comprise UAH 283.4 million of deductions for 2016 plus debt for the previous period in the amount of UAH 93.6 million.

Remain part of provision in IFRS is recognized as non-current liabilities and does not affect the working capital.

In 2015 and 2016, the annual transfers of UAH 283.4 million were made to a special State Treasury account.

In the formation of tariffs for 2017, the deductions in the total amount of UAH 735.4 million were included.

Back-end fuel cost provision

The provision for the cost of reprocessing of spent nuclear fuel is created only in IFRS financial statements and represents future costs for the export of fuel to Russia and maintenance of the storage of spent nuclear waste at Zaporizhzhya NPP. The provision includes the costs of transportation, processing and long-term storage of spent nuclear fuel. The provision is allocated as follows: 98.7% is for the export of fuel to Russia, 1.3% for the storage of waste in Zaporizhzhya region. In IFRS financial statements, this provision includes a discounted estimate of the actual costs for the export of spent fuel for the next 8 years in accordance with the contracts concluded with third parties for the provision of these services.

In mid-2019, the Company expects to put into experimental operation a storage facility on the territory of Ukraine, while export to Russia will be terminated. Accordingly, a part of the unused provision will be written off from the expenses, and therefore the accrual of the provision in the financial statements under IFRS in 2016 was suspended.

Table 5.13. Back-end fuel cost provision, UAH mln
	2014	2015	2016
Accrued provision (debt balance), including	13 934	24 615	24 729
current liabilities	2 696	2 615	3 259
non-current liabilities	11 238	22 000	21 470
 Source: Energoatom

The provision is not created in Ukrainan NAS financial statements, but the services of external companies for the removal of spent nuclear fuel are recognized as expenses of the reporting period using the accrual method.

Other provisions

The Company provides provision for court litigation and provision for expenses on uncollected documents. The amount of such provisions are not significant.

Inquiries about financing arrangements with suppliers

The Company does not expect any changes in terms and conditions on the arrangements with significant customers and suppliers. It means that working capital not to be negatively affected by these reasons.

The contracts entered into by the Company are future obligations of the Company are disclosed below.

Table 5.14. Breakdown of commitments, mln UAH
Capital commitments	9 806
including
The purchase commitments of capital investment from Holtec International (USA)	6 961
Nuclear fuel and uranium concentrate purchase commitments	19 903
including
The purchase commitments of nuclear the fuel assembly from TVEL (Russia)	9 778
The purchase commitments for fabrication of the nuclear fuel assembly from Westinghouse Electric Sweden AB	Total 10 125
The purchase commitments for uranium concentrate from URENCO (the UK)
The purchase commitments of nuclear material from INTERNEXCO (Germany)
Insure risks of nuclear damage	5 466
Source: Energoatom, Baker Tilly calculations

Inquiries about restricted cash

A breakdown of cash and cash equivalents including restricted cash are represented in the table below.

Table 5.15. Сash and cash equivalents as at 31.12.2016 under IFRS, mln UAH
	Total assets, including	Non-current	Current
Bank guarantees placed on deposit being a monetary cover under the loan agreement with the Czech Export Bank	127	88	39
Cash in banks in liquidation process	95	95
Cash seized by court decisions	15		15
Letters of credit	247		247
Available cash	11		11
Total	494	183	311
Source: Energoatom, Baker Tilly calculations

In financial statements under NFS, all bank guarantees in the amount of UAH 127 million are recognized as non-current assets, which exceeds the amount recognized in IFRS financial statements by UAH 39 million. The working capital could be increased accordingly.

The loan agreement dated 25 March 2013 with the EBRD as well as the loan agreement dated 7 August 2013 concluded with Euratom, provide for the Company the special requirement. The Company should  open a settlement account in the name of the Lender, where funds will be a provision to cover the principal, interest and other payments in the next six (three)  months under the relevant loan agreement.

By 07.01.2017, the Company is planning to place a cash provision under a loan agreement with the EBRD.

Foreign exchange risk

According to IFRS disclosure, the Company's foreign currency debt as at 31 December 2016 amounts to:

Table 5.16. Breakdown of currency risks at carrying amount, UAH mln
	USD-denominated	Euro-denominated	RUR-denominated	CZK-denominated
Other current assets	60	-	-	-
Loans and borrowings	- 91	- 854	-	- 65
Loans and borrowings	- 8 287	- 146	-	- 147
Trade and other accounts payable	- 2 264	- 651	- 11	-
Net short position	- 10 582	- 1 651	- 11	- 212
Source: Energoatom

The share of currency positions to the Company’s total liabilities is slightly exceeds 25%, which is estimated as an acceptable currency risk for the Company.

6. Cash flow analysis

Cash flow from operations

Cash received

To determine the approximate cash receipts from its customers, it is necessary to adjust revenue amount by the net change in accounts receivable for the year. If accounts receivable increase during the year, revenue on an accrual basis is higher than cash receipts from customers, and vice versa.

Table 5.17. Cash received from customers, UAH ths.
	2015	2016	2015→2016
Revenue	32 903 883	36 067 864	10%
Increase in account receivables for goods and services	2 195 359	1 452 168
Cash received	30 708 524	34 615 696	13%

Source: Baker Tilly calculation

Table 5.18. Account receivables turnover, UAH ths.
	2015	2016
Receivables turnover	12,62	15,15

Days of sales outstanding	24	20

Source: Baker Tilly calculation

Taking into account receivables turnover and, correspondingly, days of sales outstanding, the seasonality of cash inflow could be assumed similar to seasonality of revenue.

Table 5.19. Seasonality effect – deviation from average yearly generation volumes
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Deviation	22%	6%	6%	-4%	-13%	-13%	-14%	-15%	-9%	9%	8%	18%

Source: Baker Tilly calculations

Cash paid

To calculate cash paid to suppliers it is necessary to make certain adjustments to the cost of revenue, which reflect shifts and in recording expenses and actual cash settlement.

If inventory increased during the year, then purchases during the year exceeded cost of goods sold, and vice versa.

Once purchases have been determined, cash paid to suppliers can be calculated by adjusting purchases for the change in accounts payable. If the Company made all purchases with cash, then accounts payable would not change and cash outflows would equal purchases. If accounts payable increased during the year, then purchases on an accrual basis would be higher than they would be on a cash basis, and vice versa.

It is also necessary to adjust cost of revenue for all cash-based current assets and liabilities since they represent additional sources and uses of cash.

Table 5.20. Cash paid, UAH ths.
	2015	2016	2015→2016
Cost of revenue	17 330 947	22 148 486	28%
Increase in inventory	149 000	98 000
Increase in nuclear fuel	7 582 000	3 447 000
Increase in nuclear fuel prepayment	-1 411 504	609 353
Increase in nuclear fuel provisions	81 000	- 644 000
Increase in account payables	267 954	1 993 913
Increase in other receivables	458 366	253 460
Increase in NC assets	1 071 000	-46 000
Cash paid	25 528 763	27 280 212	9%
Cash from operations	5 179 761	6 755 484	30%

Source: Baker Tilly calculation

Cash paid for administrative and other operating expenses

To determine the cash paid for other operating expenses, it is necessary to adjust the other operating expenses amount on the income statement by the net changes in prepaid expenses and accrued expense liabilities for the year.

Table 5.21. Cash paid for other operating expenses, UAH ths.
	2015	2016	2015→2016
Administrative expenses	-641 033	- 702 745
Other income/expenses, net	500 216	- 592 380
Increase in pension liabilities (CF to budget)	597 000	144 000
Increase in other current liabilities	-714 000	292 000
Operating cash flow	4 921 944	5 896 359	20%

Source: Baker Tilly calculation

Adjusted EBITDA vs Operating cash flow

Historical adjusted EBITDA (for details please refer to corresponding section of the report - Historical financial performance) and cash flow, generated by the Company:

Table 5.22. EBITDA vs Operating cash flow, UAH ths.
	2015	2016
EBITDA	15 432 119	12 624 253
Operating cash flow	4 921 944	5 896 359
Operating cash flow as a % of EBITDA	32%	47%

Source: Baker Tilly calculation

Adjusted EBITDA excludes all non-cash items and represents actual cash inflows and outflows recorded in Income statement.

The Company’s business is highly tied-up on the working capital, especially to nuclear fuel. This is the main reason, why cash-based adjusted EBITDA significantly differs from cash flow from operations.

Net operating cash flow

Please, note that income tax expenses and financial costs are presented separate despite fact, that abovementioned costs are technically attributable to Operating cash flow. The reclassification is made to separate pure cash flow from operating activities performed by the Company.

In 2016 the significant portion of account payables (UAH 4 492 mln) was written-off, which represents amount which was charged to the Company by the state. Taking into account that it is non-cash write-off it was excluded from cash flow calculation.

Table 5.23. Non-operating cash flow, UAH ths.
	2015	2016	2015→2016
Interest expenses	-1 266 000	-1 698 000
Tax expenses	-275 000	-1 124 000
Increase in other taxes payable	161 000	1 227 000
Non-operating cash flow	-1 380 000	-1 595 000	16%

Source: Baker Tilly calculation

Taking into account all components, we calculated net operating cash flow.

Table 5.24. Net Operating cash flow, UAH ths.
	2015	2016
Operating cash flow	4 921 944	5 896 359
Non-operating cash flow	-1 380 000	-1 595 000
Net operating cash flow	3 541 944	4 301 359

Source: Baker Tilly calculation

Financing cash flow

Financial cash flow is primary consists of loans, because the common stock has not been changed throughout period under review.

The historical financial cash flow represents actual cash inflow and outflow from outstanding loans and bonds issued as well as payment of government dividends. For details, please, refer to the Net debt analysis section of the Report.

Table 5.25. Historical financing cash flow, UAH ths.
	2015	2016
Financing cash flow	- 340 000	1 846 000
Proceeds from borrowings	12 370 000	21 981 000

	2015	2016
Repayment of borrowing	- 12 710 000	- 19 465 000
Obligatory profit distribution (“state dividends”)		- 670 000

Source: Energoatom

Indicative projected financing cash flow from loans and borrowings is based on the outstanding major debts and their repayment schedule. Also, please note that projected cash flow includes only loans, which have been already signed and does not include government dividends, which are directly linked to the Company’s net income for the corresponding period.

Table 5.26. Projected financing cash flow (rounded), EUR ths.
	2017	2018	2019	2020	2021	2022
EBRD
Disbursement	28 000	125 000	108 000	9 000
Repayment	1 000	5 000	17 000	30 000	33 000	33 000

Euratom
Disbursement	50 000	100 000	150 000
Repayment				100 000	100 000	100 000

Total disbursement	78 000	225 000	258 000	9 000	-	-
Total repayment	1 000	5 000	17 000	130 000	133 000	133 000

	2023	2024	2025	2026	2027	2028
EBRD
Disbursement
Repayment	33 000	33 000	33 000	33 000	33 000	16 000
Euratom
Disbursement
Repayment				100 000	100 000	100 000
Total disbursement	-	-	-	-	-	-
Total repayment	33 000	33 000	33 000	133 000	133 000	116 000

Source: Energoatom

Investing cash flow

Investing cash flow mainly consists of acquisition of property, plant and equipment and represent actual cash outflow for the fixed assets.

Table 5.27. Historical investing cash flow, UAH ths.
	2015	2016
Investing cash flow	- 3 221 000	- 6 301 000
Acquisition of PPE and intangible assets	- 3 174 000	- 6 052 000
Placement of bank deposits	- 39 000	8 000
Placement of restricted cash	- 8 000	- 257 000

Source: Energoatom

Projected investing cash flow is based on the scheduled major overhauls, investments in fixed assets in-line with approved investing program of the Company.

The major core investments focus on construction of two additional nuclear power units at KhNPP, ZNPP overhauls, investments in safety and life extension of existing capacities.

Table 5.28. Projected investing cash outflow, UAH ths.
	2017	2018	2019	2020
Investing cash flow	9 596 300	21 111 800	21 631 500	18 985 500
Additional nuclear power units	973 800	4 658 800	9 580 800	12 311 500
Safety improvements	6 828 300	13 698 400	9 490 800	5 396 400
License extension	1 794 200	2 754 600	2 559 900	1 277 900

Source: Energoatom

For more details, please refer to Fixed Assets overview section of the Report.

Net cash flow and reconciliation with financial statements

Net cash flow is calculated taking into account all components. The differences between management accounts and IFRS are insignificant.

Table 5.29. Net cash flow, UAH ths.
	2015	2016
Net operating cash flow (analysis), UAH ths.	3 541 944	4 301 359
Net operating cash flow (IFRS), UAH ths.	3 299 000	4 372 000

Financing cash flow, UAH ths.	- 340 000	1 846 000
Investing cash flow, UAH ths.	- 3 221 000	- 6 301 000

Net cash flow (analysis), UAH ths.	-19 056	-153 641
Net cash flow (IFRS)	-262 000	-83 000
Difference as a % from adjusted EBITDA	2%	-1%

Source: Baker Tilly calculation

7. Financial statements high level analysis and on-going monitoring

Profit and loss statement

Table 7.1. Profit and loss statement under IFRS, mln UAH
	2013	2014	2015	2016

Revenue	17 237	23 238	32 904	36 068
Cost of sales	- 14 572	- 15 817	- 19 548	-22 951
Gross profit	2 665	7 421	13 356	13 117

Administrative expenses	- 653	-660	- 694	-790
Change in back-end fuel cost provision	72	-824	- 8 196	-2 151
Loss on disposal of PPE	- 1			-
Reversal of impairment of inventories	- 129	87	- 109	38
Impairment of PPE	- 149	-145	- 35	-120
(Impairment) reversal of impairment of trade accounts receivables	1 039	- 1 313	- 3 814	-2 814
Other operating income	629	946	1 599	1 297
Other operating expenses	- 1 405	-884	- 630	-931

Operating income (EBIT)	2 068	4 628	1 477	7 646

Financial income	111	119	99	61
Financial expenses	- 1 648	- 1 928	- 2 935	-3 517
Foreign exchange loss	- 159	- 3 082	- 3 312	-1 452

Profit before tax	372	-263	- 4 671	2 738

Income tax	- 543	1 170	571	-545

Net income	- 171	907	- 4 100	2 193
Source: Energoatom

Table 7.2. Pro-forma profit and loss statement under IFRS, mln UAH
	2013	2014	2015	2016
Revenue	100%	100%	100%	100%
Cost of sales	-85%	-68%	-59%	-64%
Gross profit	15%	32%	41%	36%

Administrative expenses	-4%	-3%	-2%	-2%
Change in back-end fuel cost provision	0%	-4%	-25%	-6%
Loss on disposal of PPE	0%	0%	0%	0%
Reversal of impairment of inventories	-1%	0%	0%	0%
Impairment of PPE	-1%	-1%	0%	0%
(Impairment) reversal of impairment of trade accounts receivables	6%	-6%	-12%	-8%
Other operating income	4%	4%	5%	4%
Other operating expenses	-8%	-4%	-2%	-3%

Operating income (EBIT)	12%	20%	4%	21%

Financial income	1%	1%	0%	0%
Financial expenses	-10%	-8%	-9%	-10%
Foreign exchange loss	-1%	-13%	-10%	-4%

Profit before tax	2%			8%

Income tax	-3%	5%	2%	-2%

Net income		4%		6%
Source: Energoatom, Baker Tilly calculation

Balance sheet

Table 7.3. Balance sheet under IFRS, mln UAH
	2013	2014	2015	2016
Assets	55 020	62 063	78 939	86 229

Non-current assets	40 847	45 304	56 602	58 357

	2013	2014	2015	2016
Property, plant and equipment	34 314	38 364	46 168	47 744
Intangible assets	117	117	121	120
Trade accounts receivables	751	694	640	-
Bank deposits	33	33	13	87
Deferred tax assets	3 439	4 958	7 436	8 226
Restricted cash	22	78	93	95
Prepayment for corporate income tax	684
Other non-current assets	1 487	1 060	2 131	2 085

Current assets	14 173	16 759	22 337	27 872
Nuclear fuel	8 699	8 660	16 242	19 689
Inventories	1 119	1 000	1 040	1 176
Trade accounts receivables	1 530	2 743	2 473	2 287
Prepaid current income tax	358	379	427	1
Restricted cash	2	14	7	262
Other current assets	2 089	3 592	1 984	4 407
Bank deposits	21	62	121	39
Cash and cash equivalents	355	309	43	11

Equity and liabilities	55 020	62 063	78 939	86 229

Equity	23 604	19 932	14 573	21 685
Issued capital	164 876	164 876	164 876	164 876
Additional paid-in capital	514	705	- 193	8
Unexplained difference
Unrecovered loss	- 141 786	- 145 649	- 150 110	-143 199

Non-current liabilities	21 467	23 556	43 605	41 081
Deferred income from government grants	1 071	1 038	2 294	970
Loans and borrowings	2 322	2 312	1 957	2 073
Decommissioning and other provisions	15 401	17 966	35 896	34 547
Post-employment and other LT employees benefits	2 669	2 239	3 458	3 491
Other non-current liabilities	4	1

Current liabilities	9 949	18 575	20 761	23 463
Loans and borrowings	4 273	5 097	7 562	11 000
Decommissioning and other provisions	1 196	2 696	2 615	3 259
Post-employment and other LT employees benefits	228	226	274	356
Trade accounts payable	1 611	2 373	2 681	3 095
Other taxed payable	583	4 985	5 146	2 984
Promissory notes payable	23	7	6
Other current liabilities	2 035	3 191	2 477	2 769
Source: Energoatom

Table 7.4. Pro-forma balance sheet under IFRS, mln UAH

2013	2014	2015	2016

	2013	2014	2015	2016
Assets	100%	100%	100%	100%

Non-current assets	74%	73%	72%	68%
Property, plant and equipment	62%	62%	58%	55%
Intangible assets	0%	0%	0%	0%
Trade accounts receivables	1%	1%	1%	0%
Bank deposits	0%	0%	0%	0%
Deferred tax assets	6%	8%	9%	10%
Restricted cash	0%	0%	0%	0%
Prepayment for corporate income tax	1%	0%	0%	0%
Other non-current assets	3%	2%	3%	2%

Current assets	26%	27%	28%	32%
Nuclear fuel	16%	14%	21%	23%
Inventories	2%	2%	1%	1%
Trade accounts receivables	3%	4%	3%	3%
Prepaid current income tax	1%	1%	1%	0%
Restricted cash	0%	0%	0%	0%
Other current assets	4%	6%	3%	5%
Bank deposits	0%	0%	0%	0%
Cash and cash equivalents	1%	0%	0%	0%

Equity and liabilities	100%	100%	100%	100%

Equity	43%	32%	18%	25%
Issued capital	300%	266%	209%	191%
Additional paid-in capital	1%	1%	0%	0%
Unexplained difference	0%	0%	0%	0%
Unrecovered loss	-258%	-235%	-190%	-166%

Non-current liabilities	39%	38%	55%	48%
Deferred income from government grants	2%	2%	3%	1%
Loans and borrowings	4%	4%	2%	2%
Decommissioning and other provisions	28%	29%	45%	40%
Post-employment and other LT employees benefits	5%	4%	4%	4%
Other non-current liabilities	0%	0%	0%	0%

Current liabilities	18%	30%	26%	27%
Loans and borrowings	8%	8%	10%	13%
Decommissioning and other provisions	2%	4%	3%	4%
Post-employment and other LT employees benefits	0%	0%	0%	0%
Trade accounts payable	3%	4%	3%	4%
Other taxed payable	1%	8%	7%	3%
Promissory notes payable	0%	0%	0%	0%
Other current liabilities	4%	5%	3%	3%
Source: Energoatom, Baker Tilly calculation

Ratios and trends

To analyze major financial statements of the Company we calculated financial ratios, which underline major financial events and potential risks of the business. We also made a high level inquiry in cash- and non-cash items.

The analysis was based on the audited financial statements for 2014, 2015 and non-audited preliminary draft for 2016.

Table 7.5. Major financial ratios

	2014	2015	2016
Liquidity
Current ratio	0,90	1,08	1,19

Activity ratios
Receivables turnover	10,88	12,62	15,15
Inventory turnover	1,62	1,45	1,20
Payables turnover	7,94	7,74	7,95

Days of sales outstanding	34	29	24
Days of inventory on hand	225	252	303
Days of payable	46	47	46
Cash conversion cycle	212	233	281

Assets turnover	0,40	0,47	0,44
Fixed assets turnover	0,64	0,78	0,77

Profitability
Gross profit	32%	41%	36%
Operation profit	20%	4%	21%
ROE	23%	10%	35%
Solvency
Debt-to-equity	0,31	0,68	0,55
Debt-to-assets	0,10	0,12	0,14
Debt-to-EBITDA		0.64	0.95
Source: Baker Tilly calculation

The liquidity ratio expresses current assets in relation to current liabilities

The liquidity of the Company which is illustrated by the current ration shows that the Company constantly improving its position in meeting its current obligations.

In 2014 the Company’s current ratio was less than 1, which indicated less liquidity, implying a greater reliance on operating cash flow and outside financing to meet short-term obligations. In year 2016, the Company’s current ration shows 19% excess of current assets comparing with current liabilities.

However, it should be noticed, that approximately 50% of current assets represent nuclear fuel, which is highly specific product and could be sold to the limited list of customers, which also affect liquidity of the Company.

The activity ratios are intended to measure how well a company manages various activities, particularly how efficiently it manages its various assets. Activity ratios are analyzed as indicators of ongoing operational performance—how effectively assets are used by a company.

Receivables turnover and DSO

The number of DSO represents the elapsed time between a sale and cash collection, reflecting how fast the company collects cash from customers to whom it offers credit.

In the last 3 years the Company improves its cash collection from the customers. A constantly increasing receivables turnover ratio (and commensurately low DSO) indicates highly efficient collection.

Taking into account that the Company sells 99% of its production (electricity) to one customer – Energorynok, it could also indicate improving payment discipline from the government body.

Inventory Turnover and DOH

It indicates the resources tied up in inventory (i.e., the carrying costs) and can, therefore, be used to indicate inventory management effectiveness.

The Company’s metrics show decrease in inventory turnover ratio (and commensurately high DOH) which could be an indicator of slow-moving inventory.

Payables Turnover and the Number of Days of Payables

The number of days of payables reflects the average number of days the company takes to pay its suppliers, and the payables turnover ratio measures how many times per year the company theoretically pays off all its creditors.

The payables turnover ratio was generally stable in 2014 and 2016 with certain decrease in 2015. Fluctuations could be result of the specific contract terms on nuclear fuel, which are negotiated every year.

The cash conversion cycle, a financial metric not in ratio form, measures the length of time required for a company to go from cash paid (used in its operations) to cash received.

Increase in cash conversion cycle in 2016 is explained by both increase in DOH and decrease in days of payables. The Company tied more cash on inventory and eased its payment terms for suppliers.

Together abovementioned factors affected changes in cash conversion cycle and during the subject period the length of time funds are tied up in working capital increased.

Total assets and fixed assets turnover

Total assets and fixed assets turnover ratio measures how efficiently the company generates revenues from its investments in (fixed) assets.

The Company utilize its assets more effectively in 2015-2016 comparing with 2014. The increase in subject ratio indicates the more efficient use of both fixed and current assets in generating the revenue. Since 73% in 2016 of total assets represent property, plant and equipment positive trend in corresponding ratio could indicate increase in utilization rates of NPPs.

Profitability ratios

Gross profit margin indicates the percentage of revenue avail- able to cover operating and other expenses and to generate profit.

Higher gross profit margin in 2015, comparing with 2014 indicates combination of increase in tariffs with constant amount of electricity generation some combination conditionally stable product costs.

In 2016 the gross profit margin decreased primarily affected by the decrease in electricity generation and significant change in fuel prices.

Significant decrease in operating profit margin in 2015 comparing to 2014 and 2016 do not generally linked with cash-based operating costs, such as administrative expenses.

The main factors, which affected operating profit margin, are certain accounting procedures, such as back-end fuel provision and reserves, inventory and receivables write-offs, which do not affect cash flow.

Return-on-equity (ROE) measures the return earned by a company on its equity capital. ROE is linked both on operating profit and equity, thus significant fluctuations are explained by changes in operating profit and equity (retained earnings, which arise from Net income) in 2015-2016.

Generally, the ROE indicator has a tendency for growth, indicating increasing profitability of the Company.

Solvency ratios

The debt-to-equity ratio measures the amount of debt capital relative to equity capital. During 2014-2015 debt-to-equity ratio has a tendency to growth, which mainly indicates increase in debt financing in capital structure of the Company.

Debt-to-assets ratio measures the amount of total assets financed with debt. Since major part of Company’s assets is PPE, which was constructed in USSR and, subsequently, financed with equity, the debt-to-assets ratio is not significant. It shows, that nearly 10% of assets are financed with debt.

However, constant increase in ratio indicate increase in debt financing which is not offset by the fixed assets depreciation.

Debt-to-EBITDA shows total amount of interest bearing debt in comparison with main financial metric of the Company operations. Increase in debt-to-EBITDA shows that debt amount increases in a higher pace, than EBITDA, which also indicates, that the Company uses debt financing in the last years more aggressively. However, the ratio in 2016 is 0.95, which is significantly lower industry average boundary 3.0-3.5.

On-going monitoring

The analysis was performed based on the management account presented by the Company.

Since cost of revenue is the main component, which affect financial performance of the Company.

Table 7.6. Cost of revenue, NPPs
	2015	2016	1Q2017	% from 2015	% from 2016
Production services	2 855 265	3 640 599	80 414	3%	2%
Raw materials	1 021 308	1 427 432	230 558	23%	16%
Nuclear fuel	6 702 515	9 369 565	3 186 618	48%	34%
Electricity	18 682	24 802	8 186	44%	33%
Wages	3 436 175	4 202 780	1 115 604	32%	27%
Government insurance	1 157 105	900 652	241 757	21%	27%
Other expenses	1 771 032	2 169 562	460 451	26%	21%
Source: Energoatom

Table 7.7. Cost of revenue structure, NPPs
	2015	2016	1Q2017
Production services	16,8%	16,7%	1,5%
Raw materials and supplementary	6,0%	6,6%	4,3%
Nuclear fuel	39,5%	43,1%	59,9%
Electricity	0,1%	0,1%	0,2%
Wages	20,3%	19,3%	21,0%
Government insurance	6,8%	4,1%	4,5%
Other expenses	10,4%	10,0%	8,6%
Source: Energoatom

Significant difference relates to the nuclear fuel disposal, which was not present during 1Q2017. Other expenses differs not significantly, thus the Company’s operations are stable in terms of cost of revenue structure.

Table 7.8. Nuclear fuel consumption and cost per t
	2015	2016	1Q2017	2015→2016	2016→2017
Nuclear fuel cost, UAH ths. per t	20 889	31 294	47 087	50%	50%
Nuclear fuel cost, USD ths. per t	952	1 221	1 752	28%	43%
Source: Energoatom

The nuclear fuel prices continued to increase in 1Q2017.

However, taking into account the specifics of production process, the expenses on nuclear fuel more likely reflect the fact, that subject costs include fuel assemblies, which will be used in upcoming periods and do not reflect significant rise in prices for nuclear fuel.

Table 7.9. Gross profit, NPPs

	2015	2016	1Q2017
Electricity generation, ths. MWh	82 351	75 931	22 188
Tariff, UAH per kW	0,39	0,47	0,47
Revenue, ths. UAH	32 787 658	35 940 611	10 348 577
COGS, ths. UAH	17 330 947	22 148 486	5 323 588
Gross profit, ths. UAH	15 456 711	13 792 125	5 024 989
Gross margin, %	47%	38%	49%
Source: Energoatom

Increase in gross profit margin reflects the fact that there was no used fuel disposal during 1Q2017. However, the Company demonstrates stable operational performance in-line with its historical results.

8. Electricity market study

Electricity market overview

The electricity sector is based on a single independent system operator; one high voltage transmission company (which owns all cross-border power lines); and around 70 energy generators, which sell generated electricity to the Wholesale Electricity Market of Ukraine. Below them are a number of distribution companies and suppliers.

The scope for competition is also limited by the structure of the wholesale market.

Under the current system, power producers sell into a centralized market for wholesale electricity, the WEM, which is operated by Energorynok and distribution companies distribute the power to the end user. Each member of the WEM must sell all electricity produced and imported for sale in Ukraine exclusively on the WEM, with just a few exceptions.

Picture 8.1. Electricity system of Ukraine
Source: NERC

Structure of electricity market

Since 1997, Ukraine has had a single-buyer electricity market. Energorynok, a state-owned company, which acts as the buyer of all power generated by the regional generation companies and renewable energy producers at prices regulated by NERC, operates the Wholesale Electricity Market (WEM).

Chart 8.1. Structure of the WEM
Source: C/M/S

The Ukrainian electricity sector consists of:

generators of electricity, the largest of which are: Centrenergo, DTEK Dniproenergo, Donbasenergo, DTEK Zakhidenergo, DTEK Skhidenergo – thermal power; Ukrhydroenergo – hydro power; and Energoatom – nuclear power;

a number of enterprises producing electricity from renewable sources;
single buyer of the produced electricity, the wholesale electric power SUPPLIER and market administrator (Energorynok);
the state-owned national transmission grid company (Ukrenergo);
the distribution companies (Oblenergos) which also function as electricity suppliers for retail customers; and vi. the independent suppliers that supply electricity to large industrial customers.
Supply and demand of Ukrainian energy market is balancing on a day-by-day basis by Energoynok and Ukrenergo.

Energorynok prepares hourly forecast of electricity consumption for the next 24 hours based on the historical data, forecasted volumes provided by consumers and meteorological conditions. The calculated hourly forecast is matched with forecasted utilization of whole energy system and each unit separately.

First, the schedule includes generating capacities from hydroelectric and nuclear power generating capacities – they make up base load supply. Thermo power plants mostly cover the “variable” part of schedule, based on announced prices, technical condition of each generating unit and its actual generating capacity.

In case of emergency with scheduled generating capacities or unexpected rise of consumption, Ukrenergo schedule reserve capacities from existing generating units of thermo power plants, which are expected to enter operating regime within 8 hours.

Electricity consumption

The largest consumers of electricity with share 42% in 2016 are industrial enterprises. Population consumes nearly 30%.

The drop in consumption by 12% in year 2015, compared with 2014 was primary caused by decrease in demand from the population due to the rising tariffs and relatively warm winter months, which are historically the most intensive in energy consumption;
decrease in demand due unfavorable economic situation in metallurgy;
decrease in electricity supply to Crimea.

Chart 8.2. Historical electricity consumption, mln kWh

Source: Ministry of energy and coal mining of Ukraine

Chart 8.3. Electricity consumption, mln kWh, 2016

Source: Ministry of energy and coal miming of Ukraine

The largest share of electricity from industrial consumers belongs to metallurgy sector – 58%. Other industries’ shares is distributed approximately equal, each of them at the level of 4-7%.

Significant decrease in demand among industrial customers in 2015 was primarily related to tough situation in metallurgy sector (-15%). In addition to continuous decline on global markets, part of Ukrainian production capacities is located in eastern regions, where anti-terroristic operation take place.

Among other sectors, which affected total industrial consumption are fuel industry (-42%), chemical (-19%) and machine building (-16%).

Effect prom population decrease in consumption was at the level of 6% in 2015.

Table 8.1. Electricity consumption forecast
	2016	2017F	2018F	2019F	2020F
Consumption (industry and municipal), mln kWh	65 186	70 215	70 885	71 562	72 245
GDP, mln USD	92 000	103 000	108 079	113 408	119 000
Consumption per GDP, kWh per USD	0,71	0,68	0,66	0,63	0,61

Consumption (population), mln kWh	35 917	36 001	35 870	35 739	35 609
Population, mln	42,46	42,31	42,15	42,00	41,85
Consumption per capita, kWh	845,86	850,93	850,93	850,93	850,93

Total consumption, mln kWh	101 103	106 215	106 755	107 301	107 854
Source: SP Advisors research, Trading economics, Baker Tilly calculation

In 2016 situation stabilized and taking into account absence of major structural changes in economy, the consumption is expected to rise in upcoming several years.

Due to the draft of Energy strategy of Ministry of energy and coal mining, it is planned to decrease consumption of electricity per GDP from 0,71 kWh per USD in 2016 to 0,61 kWh per USD in 2020 - it will potentially affect consumption level. Despite forecasted growth of GDP, the increase in energy effectiveness will result in constant consumption level.

Electricity generation

Total installed capacity of Ukrainian generation in 2016 comprises approximately 56 GW, which effectively generate more than 140-170 mln kWh per year.

The most important generating company in Ukraine is Energoatom, which owns nearly 15 GW of nuclear capacity, contributing about half of Ukraine's electricity. Three further units, each of 1GW, are reported to be under construction.

Thermal plant operators Zakhidenergo, Tsentrenergo, Dniproenergo and Donbasenergo, which between them have around 33 GW of generating capacity, make up 40% of electricity generation.

The state-owned Ukrhydroenergo (hydropower), with 4.6GW of installed capacity, generates 5%.

Chart 8.4. Electricity generation, mln kWh

Source: Ministry of energy and coal miming of Ukraine, Razumkov center

The electricity generation in 2016 decreased by 3% compared with 2015 and 14% compared with year 2014.

The main factors, which affected volumes of electricity generation (excluding demand factors), are

•	issues with coal for TPP in 2015;

•	relatively low precipitation in 2015, which have an impact on water level in rivers and, consequently, power generated by HPP.

The only sector, which was relatively stable in terms of generation, is nuclear power. The generation of NPP shortened on 8% from the year 2014, comparing to 24% and 21% fall of TPP and HPP, correspondingly.

The main reason is structure of electricity system and mechanics of supply-demand balancing: nuclear power is base element in energy generation and electricity market primarily utilize nuclear capacities.

Also, despite, the heavy dependence on Russian nuclear fuel, the fuel cycle for NPP is approximately 18 months, that gives a higher leverage in negotiating with fuel producer or its change if any controversial situation regarding fuel supply arise.

Chart 8.5. Electricity generation structure, mln kWh

Source: Ministry of energy and coal mining of Ukraine

The energy mix remains stable through last several years. Energoatom, making nuclear power the most reliable source of energy in nearest future, supplies more than 50% of all electricity generation.

The redistribution of energy generation volumes from TPP to NPP in last several years reflects aftermath of coal crisis in 2015.

Chart 8.6. Electricity generation seasonality, mln kWh, 2017
Source: Ministry of energy and coal miming of Ukraine

Primarily due to climate in Ukraine the generation volumes has a pronounced seasonality.

The extremely high generation (+19% compared to year median) lasts for 2 months – December and January.

Flat generation season (+-5% on average compared to year median) generally lasts 5 months a year.

Low generation (-10% on average compared to year average) could be observed from May till September.

Chart 8.7. Installed capacity forecast, GW
Source: DTEK, IHS

Based on research conducted by DTEK and IHS, it is expected that rising consumption will be covered by rise in installed capacity, primarily from TPP.

Nuclear power will remain foundation of energy independence of Ukraine and the main producer in base regime until 2030s.

It is planned that existing capacities will be in use until year 2026. After 2026, the new units will be put into operation, which will replace existing TPP. By the year 2030, the quantity of TPP units will be 17, 4 of which will be blocks existing today and 13 – newly constructed. The total installed TPP capacity will be approximately 47 GW.

Table 8.2. Electricity generation forecast by major segments
	2016	2017F	2018F	2019F	2020F
Generation, mln kWh	149 466	144 529	154 570	164 723	164 723
TPP	56 612	61 800	65 545	65 545	67 418
HPP	6 967	9 470	9 470	9 470	9 470
NPP	80 950	83 300	89 708	89 708	89 708

Capacity, GW	51	52	52	55	55
TPP	33	33	35	35	36
HPP	6	6	6	6	6
NPP	13	13	14	14	14
Source: DTEK, Ministry of energy and coal miming of Ukraine, Baker Tilly calculations

The electricity production forecast was made based on the projected installed capacity and historical utilization rates for different types of energy generating plants. It assumes growth in electricity generation in-line with increase of installed capacity of energy system of Ukraine.

The projected surplus of electricity generation can be driver for increase in electricity import and could have potential impact on internal prices, putting downward pressure on them since the competitive market will be developed.

Tariffs

Historically, the electricity tariff for TPP was higher than other types of generation. During 2015-2016 the TPP tariff was higher than average market tariff by 33% and 54%, correspondingly.

The nuclear power generation works with tariff, which is nearly 40% less than average market tariff.

Average tariff grew at almost 100% during the last 3 years, from 2014 till 2016.

The most undervalued type of generation was HPP – its tariff growth made up nearly 190%, while TPP and NPP tariffs grew at 77% and 88%, correspondingly.

Chart 8.8. Historical tariffs, UAH (kop) per kW
Source: Energoatom

The Wholesale electricity market (WEM) can be divided into two submarkets: the generators’ market and the distributors’ market. The purchase prices in the WEM are calculated by taking into account the power prices in the generators’ market.

The calculation of the average wholesale distributors’ price (AWDP) is based on the average wholesale generators’ price, additionally taking into account “special surcharges” and “donation certificates”.

“Special surcharges” are fees to Energorynok (for administration services rendered in the WEM), Ukrenergo (for power transmission via high-voltage lines, operating and dispatching the Unified Power System of Ukraine) and other fees.

Oblenergos sell electricity at the regulated tariffs. They are also compensated for expenses incurred in connection with power deliveries to preferential groups of consumers (particularly households). These compensation fees are called “donation certificates”. The NERC approves the volume of these “donation certificates” for each separate Oblenergo in proportion to the structure of its consumers. The final price that Oblenergo should pay for electricity purchased in the WEM is decreased by the amount covered by “donation certificates”.

The electricity in the WEM is also purchased by the independent distributors. They are not entitled to receive donation certificates and therefore have to purchase electricity in the WEM at higher prices than Oblenergos do. The independent distributors purchase electricity in the WEM either for their own needs or for further resale to the large industrial consumers.

Picture 8.2. Structure of the wholesale electricity price
Source: C/M/S

Nuclear power generation

NNEGC Energoatom, the country’s nuclear power utility, operates Ukraine’s 15 nuclear power units at four nuclear power plants. All are Russian VVER types, two being upgraded 440 MWe V-312 models and the rest the larger 1000 MWe units – two early models and the rest V-320s.

Following the addition of two new VVER-1000 reactors in 2005, capacity increased to 13,107, which was 25% of the country’s total installed capacity. Energoatom expects nuclear to retain its contribution of 50-52% of Ukraine's electricity in 2020.

Picture 8.3. Location of NPP in Ukraine, 2017

Source: Energoatom, World nuclear association

Original design lifetime of the Russian reactors was 30 years. Energoatom announced that all reactors were to have 20-year life extensions by 2030. The life extension programme was challenged under the UN Convention on Environmental Impact Assessment in a Transboundary Context – informally known as the Espoo Convention – which has been ratified by 44 countries and the EU. The convention comes under the Economic Commission for Europe and the challenge was on the basis of inadequate environmental assessment.

Table 8.3. Committed and planned life extension of reactors
NPP	Block	Reactor type	Power, MW	Committed life extension	Expected stop of the reactor
Zaporizhya	1	PWR-1000/320	1000	23.12.2025	23.12.2035
Zaporizhya	2	PWR-1000/320	1000	19.02.2026	19.02.2036
Zaporizhya	3	PWR-1000/320	1000	05.03.2017	05.03.2037
Zaporizhya	4	PWR-1000/320	1000	04.04.2018	04.04.2038
Zaporizhya	5	PWR-1000/320	1000	27.05.2020	27.05.2040
Zaporizhya	6	PWR-1000/320	1000	21.10.2026	21.10.2046
South Ukraine	1	PWR-1000/320	1000	02.12.2023	02.12.2033
South Ukraine	2	PWR-1000/338	1000	31.12.2025	31.12.2035
South Ukraine	3	PWR-1000/320	1000	10.02.2020	10.02.2040
Rivne	1	PWR-440/213	415	22.12.2030	22.12.2030
Rivne	2	PWR-440/213	420	22.12.2031	22.12.2031
Rivne	3	PWR-1000/320	1000	11.12.2017	11.12.2037
Rivne	4	PWR-1000/320	1000	07.06.2035	07.06.2055
Khmelnitsky	1	PWR-1000/320	1000	13.12.2018	13.12.2038
Khmelnitsky	2	PWR-1000/320	1000	07.09.2035	07.09.2055
Source: Energoatom

Nuclear fuel cycle

The process of electricity generation at nuclear power plants is described by the nuclear fuel cycle (hereinafter - NFC).

Picture 8.4. Nuclear fuel cycle

Source: EY

The nuclear fuel cycle begins with the extraction of uranium, a raw material for the production of nuclear fuel.

Further, uranium is enriched and processed into fuel. The specially prepared fuel is loaded into a nuclear reactor, where a controlled nuclear chain reaction takes place.

The nuclear fuel cycle is completed by the utilization of spent fuel (in the case of open nuclear cycle) or further processing it into secondary fuel (in the case of a closed NFC).

Despite the economic advantages of a closed nuclear fuel cycle in the form of resource savings, which is associated with more efficient use of raw materials and a reduction in the cost of transporting spent fuel, in most countries, including Ukraine an open cycle is used. The main advantage of open NFC is the simplicity and absence of the need for the construction and operation of a radiochemical plant - a source of environmental pollution.

A complete fuel cycle, from the extraction of raw materials to the disposal of waste or their processing, is now realized only in Russia. In other countries operating nuclear power plants separate stages of the NFC are not represented. Thus, in Belgium, Germany, and France, uranium is not mined, and reprocessing plants operate only in England, France, Russia, India and Japan.

Like most countries, in Ukraine, mining and processing of uranium ore is organized, but there are no facilities for enriching uranium and producing nuclear fuel. These stages of the nuclear fuel cycle for Ukrainian nuclear power plants are carried out in Russia (TVEL) and Sweden (Westinghouse).

Nuclear fuel in Ukraine

Ukraine has modest recoverable resources of uranium – 221,000 tU according to the IAEA 'Red Book' 2016, 59,000 tU of these recoverable at under $80/kgU.

Reasonably assured resources are 139,400 tU, nearly all in metasomatite deposits in the Kirovograd block of the Ukrainian Shield and requiring underground mining.

VostGOK, the largest uranium extracting facility in Ukraine, had been producing up to 830 tonnes of uranium per year – around 30% of the country's requirements. The central mill is at Zheltye Vody, close to the border of Kirovograd.

Table 8.4. Uranium production, t
	2011	2012	2013	2014	2015	2016	2017F	2018F
Zheltye Vody mill	892	960	922	926	1 200	1 005	1 220	1 500
Source: World nuclear association

Mine production is from several sources – notably Ingulskaya and Smolinskaya mines in the Kirovograd region, with about 66,000 tU and 5000 tU resources respectively. At Ingulskaya block leaching in the Centralniy and

Michurinskoye deposits is undertaken, and at Smolinskaya, mining the Vatutinskoye deposit, beneficiated ore from radiometric sorting at site is railed to the central mill. Also, VostGOK plans to start mining the Severinskiy deposit in 2020. The mineralization occurs in metasomatite deposits up to 1300 meters deep, with typical grade of 0.1%U.

Ukrainian uranium concentrate is sent to Russia for fuel fabrication. The nuclear fuel produced from these Ukrainian components by TVEL in Russia then returns to Ukrainian NPPs.

The country depends primarily on Russia to provide other nuclear fuel cycle services also, notably enrichment.

In order to diversify nuclear fuel supplies, Energoatom started implementation of the Ukraine Nuclear Fuel Qualification Project (UNFQP) for VVER-1000 fuel. The Project assumed the use of Western-manufactured fuel in the VVER-1000 following the selection of Westinghouse as a vendor on a tender basis.

In 2015 Energoatom ordered Westinghouse fuel for unit 5 of the Zaporozhe plant, as well as for South Ukraine. It plans to use Westinghouse fuel in Zaporozhe 1, 3, 4 and 5, and has loaded this fuel into unit 5. This fuel is fabricated at the Westinghouse plant at Vasteras in Sweden.

Chart 8.9. Structure of nuclear fuel suppliers to Ukrainian NPP’s

Source: World nuclear association

The State Concern Nuclear Fuel intend to build a plant to manufacture VVER-1000 fuel assemblies. Preparatory work was undertaken in 2012 for the US$ 460 million (€355 million) plant at Smolino, Kirovograd region, 300 km southeast of Kiev, to produce about 400 fuel assemblies (200 tU) per year, but with eventual capacity of 800 per year. As of year 2017 the project is frozen.

Taking into account 18-months typical worldwide refueling interval and average amount of low-enriched uranium for 1GW reactor at the level of 75 tones, the planned Nuclear Fuel facility in Ukraine could potentially cover approximately 30% of internal needs.

Potential industry risks related to nuclear energy sector

The country's political and economic situation remains extremely unstable. Despite significant progress in diversification, Ukraine is importing fuel assemblies from Russia, but this is vulnerable to political developments.

In case of politically motivated loss of the main nuclear fuel supplier, PWR-440 reactors most likely will be forced to stop for uncertain period, because of absence of nuclear fuel (Westinghouse produce only PWR-1000 fuel assemblies) and PWR-1000 reactors appear under pressure since it is not clear if Westinghouse has sufficient capacities to feed all Ukrainian NPPs.

Switching from Russian nuclear fuel to analogs has effect on the used nuclear fuel utilization.
Since Russia is accepting only used Russian nuclear fuel and increase in Westinghouse share will cause increase in volumes of used nuclear fuel to be utilized in Ukraine.

Delay or cancelling of used nuclear fuel storage project will cause pressure on Energoatom in medium-term perspective, since there is only one dry cask storage in ZPP with limited capacity (it was designed only for ZPP needs).

4 out of 15 nuclear reactors useful life expire in 2017-2018, which is 4GW of installed capacity.
In case of technical issues, which lead to delay in prolongation of operating terms, it will cause significant effect not only on Energoatom itself, but also on energy balance of Ukraine leading to unexpected significant investments.

General overview of the electricity market reform

Acronyms used:

AS                 Ancillary Services

DAM             Day-Ahead Market

DSO             Distribution System Operators

EUPHEMIA                  the day ahead pricing algorithm currently in use throughout Europe. Allows for the use of a number of different bid and offer, collectively order, types.

IDM               Intra-Day Market

OTC             over-the-counter

RES             Renewable Energy Source

RTBM           Real Time Balancing Market

TSO              Transmission System Operators

In 2011, Ukraine became a member of the Energy Community with a particular obligation of implementing the Second Energy Package1. Such obligation and timelines for implementation of the Second Energy Package were reflected in the Protocol of Accession to the Treaty on Establishment of the Energy Community. By the time Ukraine became a member of the Energy Community the Third Energy Package was adopted, and consequently right after entering into force for Ukraine of the Energy Community Treaty, Ukraine obtained obligations to implement the Third Energy Package without finalizing the work with transposition of the Second Energy Package. The key aim of the Third Energy Package is increasing competition, entry of new participants and reduction of energy prices.

Nowadays electricity market of Ukraine still operates under non-transparent, overregulated conditions with excessive cross-subsidization based on a "single buyer" model (Energorynok, the state-owned enterprise).

In 2013, Law of Ukraine No. 663-VII "On the Principles of Functioning of the Electricity Market in Ukraine" was adopted, which was generally compliant with the Second Energy Package, but did not meet the requirements of the Third Energy Package. This law was updated several times but the Third Energy Package requires other terms and conditions for electricity market functioning. The Report determines adoption of the new Electricity Market Law as the highest priority for Ukraine as it is a starting point for the reforms implementation. There are other priorities named by the Report in this sector, e.g. approval of secondary legislation, unbundling of Ukrenergo (TSO), development of trading platforms and electronic technology for real time balancing, etc.

It should be mentioned that the new draft Electricity Market Law, compliant with the Third Energy Package, has been elaborated during the last 2 years together with the Secretariat of the Energy Community. After September 2016, Draft Law No. 4493 "On Electricity Market" (the "Draft Law") passed the first reading in the Ukrainian Parliament. The Draft Law launches a new model for the electricity market that is aimed at liquidation of the "single buyer" model and introduces several trading platforms, or "markets", in particular the (a) market of bilateral agreements; (b) day-ahead and intraday markets; (c) balancing market; (d) auxiliary services market, and (e) retail electricity market. In these conditions, electricity market participants will be able to trade electricity through any of the markets, save for certain regulatory limitations. In addition, customers will be allowed to choose their supplier of electricity. The liberalization of electricity market will be the primary result of named flexibility and competitive electricity prices.

Main points of electricity Market Reform

Draft Electricity Market Law:

Adoption of the new Electricity Market Law is of primary importance as it will provide compliance with the 3rd Energy Package
The adoption of the Law will bring into force a series of reforms needed for tariffs to reveal true costs and therefore contribute the overall sector efficient operation
Electricity Sector Reform:

TSO Model: ownership unbundling
DSOs unbundling: distribution is legally unbundled from supply
Ukrenergo role’s upgraded: responsibility for ancillary and balancing services procurement under market based mechanisms/ imbalances settlement
Forward physical OTC market introduced
Cross border allocation of capacity: under joint allocation processes
Consumers protection: Universal and Last Resort Supply Services
Residential Consumers switching supplier

Chart 8.10. New Wholesale Market Structure
Source: Energy Reforms Coalition

Wholesale Market Reform

Target Model: Forward, DAM, IDM, RTBM
Market based procurement for AS and reserves
Introduction of concrete balancing products
RES under green tariffs represented by the Guaranteed Buyer
Guaranteed Buyer to resell to the Forward, DAM and IDM under regulated conditions
New RES incorporated in the market
DAM –Euphemia
IDM portfolio
RES under green tariffs enjoy priority in the DAM
Imbalance cost for RES under support schemes is partially and progressively passed to RES operators
Liquidity rules for the DAM
Wholesale market reform aimed that wholesale prices to be public and transparent

Cross Border Trade

Explicit daily PTRs auctions –participation in the DAM
At a second stage: coupling under implicit allocation of cross border capacity
PTRs auctions to be organized on a joint auction basis with neighboring TSOs
Imports should be allowed when cheaper i.e. under commercial terms and not only when the Ukrainian system is expected to face shortages

Transitional Provisions:

RES support schemes’ cost: to be addressed through a heavily regulated mechanism
The Guaranteed Buyer to purchase under regulated prices nuclear and hydro power
Upper quantity limits set by the draft Law: 75% of the installed and operational nuclear capacity and 40% (average of previous 3 years) hydro production

NEURC to set the details of how this energy will be transferred to consumers and how any residual quantities will be resold in the commercial markets, the restrictions that should apply and how the price benefit will be allocated within the two bidding zones

Strict and complex methodology in view of reflecting the above benefits to end user tariffs

Retail Market Reform:

Vulnerable Customers and protected customers regime
Supplier switching even for residential customers/ commercial metering methodology to allow settlements when switching even for profiled meters
Universal Supply –service to households and small non-households
Supplier of Last Resort-service to all customers

Status on January 2017

In the electricity sector, drafting the legislative framework, which is essential for the sector, has been deferred to the 2017 year. The Parliament failed to consider the draft Law “On the Electricity Market of Ukraine” in the second reading. The Government also faces the problem of accumulating arrears owed to miners.

Assessment of Ukraine’s progress: 29 out of 100

The Energy Community Secretariat has not closed the case initiated in 2013 concerning procedures regulating access to transmission capacity of inter-state electricity networks. Withdrawal of the claims depends on the adoption of the draft Law “On the Electricity Market of Ukraine”.

That framework draft Law was only adopted in the first reading. The NEPURC permanent group has a working plan on drafting the necessary secondary legislation. Some drafts have been prepared but not yet published. Draft network codes, draft commercial metering code have been prepared by the working groups but not published as those documents are still to be brought in line with the law on the electricity market.

Certain regulatory acts have been drafted but only part thereof have been approved. As far back as in the end of 2015, amendments to the Procedure of authorizing international transportations of radioactive materials were developed. However, the State Regulatory Service of Ukraine (SRS) refused to approve those amendments, and they are supposed to be considered only after bringing the Law of Ukraine “On Authorizing Nuclear Energy Use” in line with the Law of Ukraine “On Administrative Services”.

As of December 2016, the second draft of the CMU Resolution “On approval of the Procedure of creation of a unified state individual radiation exposure control and measurement system” has been agreed upon by all central executive authorities except the Ministry of Health.

In the existing electricity market, competition is only partially existent in the segment of heat generation (TPPs), which reaches 43–47% in the total generation structure. But the NEPURC adjusts prices on the wholesale market on a monthly basis. Auctions are held for the access to transmission capacity of the inter-state electricity networks of Ukraine for export purposes, but e-procedure has not yet been introduced. The respective regulatory act has been drafted and may be published following the adoption of the Law of Ukraine “On the Electricity Market of Ukraine”.

The energy system’s operation is stable. On August 22, a 40-minute threshold frequency drop down to 49.61 Hz was registered in the UES of Ukraine. It was caused by an accident in Russia’s UES. While Ukraine’s UES operated in the design mode. The 10-year development plan for the UES of Ukraine has been adopted and will be amended on an annual basis.

Status on April 2017

On 13 April 2017 the Ukrainian parliament submitted  Draft Law No. 4493 of  21 April 2016 On Electricity Market (the “Electricity Market Draft Law”). The law still requires promulgation by the President of Ukraine. The law enters into force immediately, while majority of provisions will be applicable from 1 July 2019 on.

Expected key changes in the Company’s business during and after the transition period especially related to consumer structure.

Approximately the market will have opened for industrial consumers by April 2019. In July 2020, it will open for everyone, including households.

During the transition period

During this period, which starts in January 2019, the producers of electricity in nuclear power plants (the Company) will be obliged to sell part of the electricity to a guaranteed buyer at a regulated tariff. The Compnay will have to sell up to 75% of its working capacity of its average annual production. The bill does not specify the end date of the transition period.

Chart 8.11. Functioning of the new electricity market of Ukraine during transitional period (01.07.2019 – 01.07.2020) under the draft Law of Ukraine “On electricity market”
Source:  Ministry of energy and coal industry of Ukraine

During transitional period, the compensation for buying electricity under “green tariff” (difference between “green tariff” and price at Day-Ahead Market) is exercised by Nuclear Generation Company through the mechanism of buying service for support RES from Guaranteed Buyer.

TSO by transmission tariff compensate for Guaranteed Buyer purchase of electricity under the “green tariff”.

Draft of Law of Ukraine « On electricity market of Ukraine» on 12.04.2017 states:

«Transition period commences from the start date of the new electricity market till 01 January of 2019. During transition period, nuclear electricity production economic legal entities are subject to obligation of selling electricity to guaranteed buyer at regulated prices and in amounts set by Regulator according to requirements of this point.

Regulator quarterly makes decision to set volumes of the electricity that shall be sold to the guaranteed buyer from nuclear electricity production economic legal entities, according to methodology that is set by Regulator after consultations with Secretariat of the Energetic Community. Starting the date of commencing new electricity market, such electricity volumes should correspond to following requirements:

- do not exceed 75% of the production facilities of Nuclear Power Plants, which are used by economic legal entity to produce electricity;

During transition period, Regulator shall make decisions on gradual diminishment of the electricity volumes that are to be sold to guaranteed buyer from nuclear electricity production economic legal entities.

Upon consultations with Secretariat of the Energetic community Regulator approves an order of purchase and sale of the electricity by guaranteed buyer for the transition period for new electricity market that shall adhere to the principles of transparency, competitiveness and free market trade ».

The latest draft of Law of Ukraine «On electricity market of Ukraine» version on 21.04.2017 states:

«Article 29. Competitive procedures for construction of the energy generating capacity and execution of measures of demand management

1. If there is lack of existing generating capacities to cover anticipated demand for electricity generating capacities,(including those with construction permits granted) and demand management measures are insufficient, then in order to secure electricity energy supply competition contest procedures for construction generating capacities and execution of demand management measures are applied. Such measures besides incorporate construction of the new generating capacities, renovation (modernization) of acting generating capacities, prolongation the exploitation term of nuclear energy power blocks.“

Balancing market and additional services market, market “a day ahead” and intraday market, bilateral agreements (hereinafter – new electricity market) shall be effective since 1 July 2019. And balancing market, market “ a day ahead”, intraday market and bilateral agreements shall be effective simultaneously. »

«…

Transition period commences since the start date of new electricity market till 1 July 2020 and during that period  Guaranteed Buyer buys electricity from producers for “green” tariff according to provisions of the 65 Article of this Law and details set in this Article   Special liabilities to secure increase of electricity generation from alternative sources are imposed on guaranteed buyer and on economic activity entity that produces electricity on nuclear power stations.

To secure economically grounded expenses of the Guaranteed buyer to execute special liabilities for buy-in of the electricity at “green” tariff, the Guaranteed buyer simultaneously for the nuclear power electricity generating economic entity shall provide services aimed at increase of electricity generation part from alternative sources. »

After the transition period

After the transition period The Company will compete with other producers on market base approach. However, in terms of big production capacity the Company will have specific requirements described below.

Nuclear Power Plants: connected at the transmissions network should notify any bilateral energy contracts they hold to the MO (including any forward import and/or export contracts), obtain transmission capacity rights, submit declarations of their technical data, participate to reserves tendering, nominate physical delivery on the bilateral contracts registration platform, submit orders to the DAM for energy injections, participate in the IDM (on a voluntary basis), submit bids and offers in the balancing market under corresponding technical standards and capabilities, and hold appropriate accounts for the purposes of the settlements performed by the MO and the TSO.

The proposal is for Bids and Offers in the Balancing Market (BM) to be placed by Balancing Service Providers, per unit in case of producers. Up to 30’ prior to real time the TSO should appropriately instruct increments and decrements to match generation with demand, based on the submitted bids and offers. Within Annex B we provide for a summary table of the indicative timing for the various actions made in the frame of the OTC, DAM, IDM and balancing trading. It is clarified that corresponding timings will be finally determined within the detailed Market Rules, DAM and IDM Rules. Participation in the BM is mandatory for all thermal power units with installed capacity above [X] MW and dispatchable Hydro units for the capacity that has not been committed under reserve contracts, OTC contracts, the DAM and the IDM. Participation for nuclear power plants is also mandatory under corresponding technical (ramp rates) and safety standards.

Balancing Service Providers During the first phase of the market operation, only thermal, nuclear and dispatchable hydro generating units and dispatchable load provide balancing services, referring both to reserves capacity and balancing energy. At a second phase RES plants operating outside green tariffs holding appropriate technical capabilities should also be allowed to provide balancing energy as BSPs in view of adapting to ACER’s FG which require generation units from renewable and intermittent energy sources to become BSPs. Balancing energy is offered by Balancing Services Providers (BSPs) in the form of Bids for energy absorption from the system or Offers for energy injection into the system14. The BM process will produce bids and offers acceptance which will be transposed to dispatch instructions issued by the TSO. Bids and offers acceptance entails corresponding obligations for the balancing services providers.

Identification and overview of the similar electricity markets in one of the developed countries to the proposed Ukrainian reform. The commercial strategy for nuclear power generation companies in this country (based on publicly available information): consumer’s structure, price policies, etc.

Picture 8.5. Nuclear plants in Europe
Source:  International Atomic Energy Agency

Table 8.5. EU nuclear power
Country	2015 nuclear generation		Reactors operable at April 2016		Reactors under construction at April 2016		Reactors planned at April 2016		Reactors proposed at April 2016
	TWh	% e	No.	MWe net	No.	MWe gross	No.	MWe gross	No.	MWe gross
Belgium	24.8	37.5	7	5943	0	0	0	0	0	0
Bulgaria	14.7	31.3	2	1926	0	0	1	950
Czech Rep.	25.3	32.5	6	3904	0	0	2	2400	1	1200
Finland	22.3	33.7	4	2741	1	1700	1	1200	1	1500
France	419	76.3	58	63130	1	1750	0	0	1	1750
Germany	86.8	14.1	8	10728	0	0	0	0	0	0
Hungary	15.0	52.7	4	1889	0	0	2	2400	0	0
Lithuania	0	0	0	0	0	0	1	1350	0	0
Netherlands	3.9	3.7	1	485	0	0	0	0	1	1000
Poland	0	0	0	0	0	0	6	6000	0	0
Romania	10.7	17.3	2	1310	0	0	2	1440	1	655
Slovakia	14.1	55.9	4	1816	2	942	0	0	1	1200
Slovenia	5.4	38.0	1	696	0	0	0	0	1	1000
Spain	54.8	20.3	7	7121	0	0	0	0
Sweden	54.5	34.3	9	8849	0	0	0	0
UK	63.9	18.9	15	8883	0	0	4	6680	7	8920
EU	815.2	c27%	128	119,421	4	4392	19	21,840	16

Source:  World Nuclear Association

Table 8.6. EU neighbours nuclear power
Country	2015 nuclear generation		Reactors operable at April 2016		Reactors under construction at April 2016		Reactors planned at April 2016		Reactors proposed at April 2016
	TWh	% e	No.	MWe net	No.	MWe gross	No.	MWe gross	No.	MWe gross
Belarus	0	0	0	0	2	2388	0	0	2	2400
Russia	182.8	18.6	35	26053	8	7104	25	27755	23	22800
Switzerland	22.2	33.5	5	3333	0	0	0	0	3	4000
Turkey	0	0	0	0	0	0	4	4800	4	4500
Ukraine	82.4	56.5	15	13107	0	0	2	1900	11	12000
Total	287.4		55	42,493	10	9492	31	34,455	43
Source:  World Nuclear Association

Table 8.7. List of power (electricity generation) companies in the nuclear sector
#	Country of origin	Company	#	Country of origin	Company
1	Belgium	Electrabel	17	Slovakia	Slovenske Elektrarne
2	Bulgaria	Bulgarian Energy Holding	18	Slovenia	GEN Energija
3	Czech Republic	ČEZ Group	19	Spain	Endesa
4	Finland	Fortum	20		Iberdrola
5		Fennovoima	21	Sweden	E.ON Kärnkraft Sverige
6		Teollisuuden Voima	22		OKG
7	France	EdF	23		Vattenfall
8	Germany	E.ON Kernkraft	24		Forsmark Kraftgrupp
9		EnBW	25	Switzerland	Nordostschweizerische Kraftwerke
10		RWE	26		Resun AG
11	Italy	Enel	27		BKW FMB Energie
12	Netherlands	Essent	28		Alpiq
13		DELTA	29	United Kingdom	Horizon Nuclear Power
14	Romania	Nuclearelectrica	30	Ukraine	Energoatom
15	Russia	Inter RAO
16		Rosenergoatom
Source: World Nuclear Association

Generation % – Ukraine 56.5%, Slovakia 55,9%, Hungary 52,7%

Generation TWh – Ukraine 82.4 TWh, UK 63.9 TWh, Germany 86.8 TWh.

State-owned operator – Ukraine (Energoatom), Romania (Nuclearelectrica), Bulgaria (BEH EAD), Slovenia (GEN Energija).

Snapshot of energy markets in Central and Eastern Europe

Central and Eastern Europe represents a diverse energy region, with some common traces and challenges ahead. The national markets significantly differ in size, as well as in their energy consumption. For example, Poland or Ukraine alone consume more energy than the Czech Republic, Hungary and Slovakia all together. Slovakia has a well-balanced energy mix, Poland and the Czech Republic rely very much on coal, whilst Hungary depends on nuclear power to a large extent. Ukraine is somewhere in between with high coal and gas shares in primary energy consumption (See Figure 1). Among other CEE countries, Romania possesses larger indigenous sources, mainly natural gas and coal, while Estonia produces energy mainly from oil shale and Latvia has a high level of renewables (37%).

Overview of electricity markets in Central and Eastern Europe

Gross electricity generation in EU-11 was almost 448 TWh in 2014. The largest electricity producers in the CEE region are Poland (159 TWh in 2014), Ukraine (157 TWh), the Czech Republic (86 TWh) and Romania (66 TWh).  In 2010-2014 there was a general EU pattern of falling electricity generation, but few CEE countries actually increased net electricity generation, namely Romania, Poland, the Czech Republic, Slovenia and Bulgaria. As far as Ukraine is concerned, due to economic crisis and large territorial losses to Russia, its role in CEE production is decreasing.

Czech Republic

Key issues

Coupling of the day-ahead markets between the Czech Republic, Slovakia and Hungary improved price stability in the region. Market coupling with the rest of European regions remains a priority.

The Czech Republic should reinforce its power distribution and transmission network in order to integrate power generating facilities, including dispersed renewables.

The major concerns regarding security of supply relate to depleting lignite reserves, an ageing electricity infrastructure (including the generation portfolio) and high networks costs, which influence the electricity prices for end-users.

Electricity

The concentration of wholesale power generation remains very high. ČEZ is the dominant electricity generator with a market share close to 80%.

In the Czech Republic, electricity is traded at Prague-based Power Exchange Central Europe (PXE), and in spot markets (day-ahead and intraday) organised by OTE, a.s. (a joint stock company established in 2001 which acts as the Czech electricity and gas market operator). In 2012, a total of 112 TWh was traded under bilateral contracts registered in the OTE system with an additional 11 TWh traded in the organised spot markets. A total of 19,8 TWh was traded at the PXE in future energy exchange products (a market volume of EUR 944 million).

The market coupling of the Czech, Slovak and Hungarian day-ahead markets started in September 2012 and has been successful so far. The price convergence between the countries reached 76% after the launch of the market coupling.

Retail markets

Electricity Market concentration remains very high, but the dominant position of three main power suppliers, ČEZ, E.ON and PRE is gradually decreasing. The three companies covered close to 70% of the market in 2012 down from 85% in 2011.

Czech power prices are fully liberalized. The supplier switching ratio in 2012 was relatively high (7.96%).

Between 2008 and 2012, power prices decreased for industrial consumers and increased for household consumers.

Chart 8.12. Electricity price change by component 2008-2013
Source:  Eurostst, energy statistics

The network component of electric energy prices for households has increased since 2010 (figure 3). The levies related to the share of renewables in electricity consumption grew from less than 2% of the total energy bill for households in 2009 to more than 9% in 2012.

The increasing share of renewables in the energy mix of the Czech Republic and other countries in the region, as well as the foreseen increasing demand (up of about 200 MW per year depending on scenarios), call for an ambitious investment in the Czech energy infrastructure.

Security of supply

The Czech Republic's degree of electricity dependence is one of the lowest in the EU (25.2 % in 2012). The generation mix is well diversified as the national strategy does not allow any single source of energy to provide for more than 65% of the total. Abundant domestic coal resources are gradually declining. They can be exploited until 2050. The country is a net electricity exporter. Major concerns relate to the depleting lignite reserves, ageing electricity infrastructure and high networks costs which influence the electricity prices for end-users.

The Czech energy policy has been described in the 2015 update of State Energy Policy (SEP) strategic document, which outlines the government’s vision for the national energy sector between 2015 and 2040. (MPO, 2015c) The SEP update places strong emphasis on self-sufficiency in electricity production and future development of nuclear energy, which is envisaged to become the backbone of the Czech electricity generation portfolio following a wave of coal plant shut-downs planned for the 2020-2026 period. (ČEPS, 2016)

Table 8.8. The structure of the Czech electricity generation portfolio in 2040 according to SEP
Source	Share
Nuclear	46 – 58%
RES	18 – 25%
Natural gas	5 – 15%
Black coal and lignite	11 – 21%
Source: Central Europe Energy Partners

Table 8.9. Production mix in the Czech Republic (2001 – 2013)
Source: Energy Regulatory Office

Table 8.10. Electrical energy balances in the Czech Republic (2000 – 2013)
Source: Energy Regulatory Office

Chart 8.13. Electricity consumption by sectors in the Czech economy (2001 – 2013)
Source: Energy Regulatory Office

Chart 8.14. Installed capacity in the Czech electricity grid (2001 – 2013)
Source: Energy Regulatory Office

Chart 8.15. Installed capacity in individual regions (as of August 2014)
Source: Energy Regulatory Office

Chart 8.16. Renewable energy sources in the Czech Republic (2004 – 2013)
Source: Energy Regulatory Office

Hungary

The Hungarian energy system – similar to those of other European countries – consists of numerous market segments. The electricity is generated by various power plants and in Hungary the biggest one is the Paks Nuclear Power Plant with its four power units producing approximately a half of the domestic electricity. In addition, the system comprises coal-fired and gas-fired power plants (these can be readjusted for oil-firing), biomass-based power plants and a few water and wind power plants as well. Electricity generated by these power plants and an additional imported volume is purchased by MVM Hungarian Electricity Ltd. The process is supervised by MAVIR Hungarian Independent Transmission Operator Company Ltd., which deals with the distribution of electricity that is further delivered by local electricity providers to small consumers. Industrial consumers, however, purchase electricity in the competitive market and not from local electricity providers, rather mainly from electricity trading companies which, in their turn, purchase the greater part of their electricity from the MVM electricity trading company, while a smaller quantity can be procured directly from import.

Main indicators:

Fully liberalized energy market
Competitive energy prices
Competitive investment environment
Favourable implementation costs
Implementation of single energy market currently in progress in the EU
Constant dynamic development of the sector
Government high priority focus sector
Government commitment in the areas of sustainability and energy efficiency
Ambitious renewable target (13% by 2020) – active area, regarding regulation, state support, technological innovations and investment opportunity
Feed-in-tariff system for renewable energy sources
Expected growth in energy consumption
General overview:

The liberalization of the Hungarian electricity and natural gas market was completed in 2008. Today every consumer is free to choose their supplier, although the prices for universal suppliers are still regulated. 2008 was considered a transition period, the players of the market had to adapt to the new rules. Hungarian electricity consumers pay for substantial subsidies to the renewables and combined heat and power (CHP) sectors through levies on their tariffs.

As far as European Union legislation is concerned, the application of the 3rd Energy Package has been carried out, and market competition is constantly growing, mainly regarding the electricity market. The ratio of the power exchange (HUPX), in relation to domestic consumption, is 34.18%.

The energy market was fully opened on 1 January 2008. To supply the vulnerable consumers, universal service supplier licenses were issued in addition to the license types previously in use. In parallel with the abolition of public utility supply, the license for public utility wholesale was also abolished. The European Committee investigated the compatibility of long term contracts with the competitive market, the contracts of which aimed to prepare the privatization in the single buyer model. In decision No. C-41/2005, published on 4 June 2008, the Committee stated that the contracts implied prohibited state subsidy and ordered to terminate them and to repay the prohibited state subsidy. Thereby, the system of long term contracts ceased to be in force at the end of 2008. Due to the lack of generation sources in the region and the high oil prices, the full market opening resulted in a non-expected price rise on the domestic market. The Electricity Act was again amended in June 2008 to ensure an “intervention possibility” in determining the prices. Based thereon and after identifying the participants with considerable market power, the Hungarian Energy and Public Utility Regulatory Authority ordered MVM Trade Ltd. and GTER Ltd. to apply electricity price caps. The universal service category includes the household consumers and (former public utility) low voltage consumers with nominal current not greater than 3×63 A. In this circle, authority (regulated) pricing continues to exist. The competitive market consumers have to purchase the power from the traders and have to sign a network use contract with the network license holder competent in the relevant area. Authority pricing now concerns only the system use charges, the prices of electricity traders are set by the competitive market. However, network access is ensured for each market participant. In connection with public consumers on December 15, 2012 the Ministry of National Development issued a decree stipulating price reductions in electricity, a cut-off of 10 % as of 1 January 2013.

The power generation mix is dominated by nuclear energy (50%), gas-fired generation (31%) and solid fuels (16.7%).

Renewable energy sources (RES) play an increasingly important role in the consumption mix. The share of RES in the energy mix rose from 2.2% in 2004 to 6.7% in 2013, the main contributor being biomass-based power generation. In addition, geothermal generation is forecasted to expand in Hungary and increase in the coming years.

The Hungarian power transmission network

Hungary’s gross electricity generation in 2014 was in total 30.3 TWh, with the gross consumption reaching 35 TWh. Main import partners are Slovakia and Ukraine; the main export partner is Croatia.

The resource side of the Hungarian electricity system is still dominated by the Paks Nuclear Power Plant, accounting for 50.7% of the total domestic production, followed by the Mátra Power Station (20.3%). The two power plants together provide two-thirds of the total Hungarian production.

The installed total capacity of Hungarian power stations in 2013 was beyond 9,000 MW.

Table 8.11. ELECTRICITY PRODUCTION, CONSUMPTION AND CAPACITY
												Average annual growth rate (%)
	1970	1980	1990	2000	2005	2010	2011	2012	2013	2014	2015	2000-2015
Capacity of electrical plants (GWe)
- Thermal**			5.36	6.32	6.35	6.13	6.76	6.73	6.70	5.669	5.793	-0.58
- Hydro			0.05	0.05	0.05	0.05	0.06	0.06	0.06	0.057	0.058	0.99
- Nuclear			1.76	1.85	1.87	2	2	2	2	2	2	0.52
- Wind			0	0	0.02	0.29	0.33	0.33	0.36	0.329	0.325	0.99
- Geothermal			0	0	0	0	0	0	0	0	0	0
- other renewable***			0.01	0.02	0.36	0.52	0.5	0.29	0.3	0.364	0.278	19.18
- Total	2.48	4.98	7.18	8.29	8.6	8.99	9.65	9.41	9.40	8.419	8.453	0.13

Electricity production (TWh)
- Thermal**			14.51	20.77	20.05	18.59	17.59	16.15	15.96	12.12	11.31	-3.97
- Hydro			0.18	0.18	0.2	0.19	0.22	0.21	0.21	0.21	0.23	1.65
- Nuclear			13.73	14.18	13.83	15.76	15.69	15.79	15.79	15.37	15.83	0.74
- Wind			0	0	0.01	0.53	0.63	0.77	0.77	0.72	0.69	0.74
- Geothermal			0	0	0	0	0	0	0	0	0	0
- other renewable***			0.02	0.07	1.66	2.3	1.86	1.66	1.86	1.86	2.22	25.92
- Total (1)	14.5	23.9	28.44	35.2	35.75	37.37	35.99	34.58	34.59	30.27	30.29	-1.00
Total Electricity consumption (TWh)****	17.94	31.3	39.58	38.63	41.98	42.57	42.63	42.55	42.2	42.15	43.98	0.87
Source: International Atomic Energy Agency

Power Exchange

The HUPX Hungarian Power Exchange Company Ltd. started operation in 2009 and has achieved significant success next to constantly improving liquidity. The continuous development of the HUPX day-ahead market has increased interest in organized electricity trading in Hungary, which is also shown in the significant growth of the number of admitted members. HUPX is also offering physically fulfilled futures trading. In addition to the settlement of transactions concluded on the exchange, OTC transactions can also be registered. In November 2014, the CZ-SK-HU-RO Market Coupling was successfully launched, integrating the Czech, Slovak, Hungarian and Romanian day-ahead electricity markets and replacing CZ-SK-HU Market Coupling.

Hungarian energy strategy

The Hungarian Energy Strategy was adopted by the Parliament in October 2011. The Energy Strategy gives a roadmap until 2030 and it has a vision until 2050. The main aim of the strategy is to ensure the optimal balance of security of supply, competitiveness and sustainability. The energy import should be decreased by diversification of resources and/or origins. The government considers energy production as a way out of the economic crisis. The main elements of the strategy include the increased use of renewables, maintenance of nuclear capacity (life time extension and consideration of new capacity building), and development of regional energy infrastructure, development of a new organizational system as well as the increased effectiveness and efficiency in energy use. According to government policy, energy price cuts reached 20% in 2014 for individual customers.

In the last years, Hungary made substantial progress in restructuring its electricity sector and creating a market-oriented, fully EU-conforming regulatory framework. Today, the power industry is restructured and mainly privatized. Its prices cover costs.

Sweden

Electricity users

There are different categories of electricity users, everything from industrial plants to private households. Local grids are normally divided up into low-voltage (400/230V) and high-voltage (normally 10-20 kV) grids. About 5.2 million users are connected to the low-voltage grid and about 6 500 to the high-voltage grid. All users, regardless of category, have an agreement with the electric grid company for the transmission of electricity and an agreement with an electricity trader or producer, directly or via the electricity market, for the purchase of electricity.

Electricity producers

Electricity is produced in power plants and fed it into the grid. Most of the electricity in Sweden is generated by nuclear power and hydropower, although the share of renewables is steadily rising. Producers can choose whether the electricity they generate is to be sold to electricity traders or users, sold via the electricity market or used for their own purposes. Acquisitions and mergers have reduced the number of major players over the last 20 years. The largest producers in Sweden are: state-owned Vattenfall, Fortum Sverige, E.ON Sverige, Statkraft Sverige and Skellefteå Kraft. Central government owns approximately 39 percent of the installed electricity generation capacity. Foreign owners account for about 39 percent, municipally owned entities constitute about 12 percent and other owners make up the remaining 10 percent.

Grid companies

The electricity companies own and run the grid and are responsible for transporting the electricity from production sites to the users. This takes place via the three levels into which the Swedish grid is divided: the national grid, regional grid and local grid. They have different voltages and are owned by different grid companies. Sweden has about 170 grid companies of varying sizes. The national grid is owned by Svenska Kraftnät. The electricity is transported from large producers to the regional grids via the national grid. Three grid companies – E.ON Elnät Sverige, Vattenfall Eldistribution and Fortum Distribution own the majority of the Swedish regional grids. The regional grids then transport the electricity on to local grids and even directly to customers who use large quantities of electricity. e.g large industrial plants. The local grids distribute to private households, factories, etc. These are owned not only by the state, municipalities and private companies but also by economic associations. A grid owner must have a permit, known as a grid concession, from the Energy Markets Inspectorate in order to build and operate high-voltage power lines. The grid concession also includes an obligation to connect electricity plants in the concession area and the responsibility for collecting and reporting measurement values for use and production.

Electricity traders and balancing services

Traders buy electricity from producers, via the electricity market and/or from other traders and sell it under different contract terms to users in competition with other traders. An electricity trader can have several different roles including being responsible for balancing and acting as a retailer. A trader can also offer portfolio management services and other trading-related products and services. About 120 traders, who can be differentiated between both in terms of their actions and the focus of their activities, compete for end-customers on the Swedish electricity market. There are large, vertically integrated power utilities, municipally owned companies and co-owned electricity trading companies (often municipalities that have merged and formed a joint trading company) active on the market. There are also a number of independent electricity traders that are not part of a sphere in which other activities are pursued on the electricity market. According to the Swedish Electricity Act and the “balancing responsibility”, there must be a company that is legally responsible for balancing all the electricity that is produced or consumed at the input and outlet points of the grid. A balancing responsibility means that the company has a financial responsible to ensure that there is always a balance between electricity production and consumption with regard to its undertaking. Before a company can have a balancing responsibility, it must first have a balancing services contract with Svenska Kraftnät.

Physical electricity trading – the electricity market

The Nordic electricity market, Nord Pool Spot AS, organises electricity trading for physical supply, the “spot” market. The spot market is a market for short-term trade in physical electrical power/physical electricity contracts. Players submit their bids to buy and offers to sell to the market and, in accordance with these, a system price or “spot” price and area prices are calculated for the electricity for every individual hour a day ahead of the supply period (24 hours). The spot markets system price also constitutes a reference price for the financial trading on the electricity market. On the “Elbas” adjustment market, players have the opportunity to trade during the current 24-

hour period up until one hour before supply, and to adjust the imbalances that may have occurred as a result of events taking place after the spot market has closed.

Financial electricity trading

The Nasdaq OMX Commodities market organises a futures market (financial trading) for long-term electricity trading. This allows the players to guard themselves against the varying spot price and manage the risk for the electricity that they buy and sell for future supply. This, in turn, enables other players to act who are more interested in purely financial trading, e.g. banks and traders. The market supplies standardised financial contracts (futures) for delivery further down the line. These contracts contain a certain volume of electricity for a certain period at a certain price. The spot market’s system price constitutes the reference price for the financial trading. Financial futures trading can take place for a time period of up to four years and trading can be done on 24-hour, weekly, block, seasonal or annual contracts. The market also offers clearing activities aimed at reducing the financial counterparty risk for those who have bought the contracts.

9. Electricity market. Collections

The payment discipline for electricity consumption is improving over last several years and reaches more than 90% on average.

Table 9.1 Payment discipline, breakdown by final customers, 9m 2015-2016
	Share in total electricity consumption		Collections from customers
	2015	2016	2015	2016
Industry	42%	42%	94%	96%
Coal	4%	3%	54%	55%
Metallurgy	24%	24%	97%	99%
Chemical	3%	3%	87%	88%
Machine building	3%	3%	93%	95%
Other	9%	9%	99%	100%

Agriculture	3%	3%	100%	100%
Population	31%	30%	96%	97%
Municipal	13%	13%	80%	83%
Water supply and drainage			65%	69%
Other			79%	83%
Other	11%	12%

Total Ukraine	100%	100%	94%	96%
Source: Ministry of coal and energy of Ukraine, UAEA

The industrial companies on average show 90-100% payments for electricity in current periods.

The most intensive in term of electricity consumption industry is metallurgy with its share 24% from total Ukrainian consumption. Metallurgical companies are one of the most orderly clients - up to 99% current bills were paid in 2016, improving 97% result for year 2015.

Coal industry covers 55% of current electricity bills, what could be explained by the tough situation in coal sector and location of the major part of coalmines in close proximity to the conflict area. The situation affects operational performance of the coalmines. Due to the technological specifics, the coalmines consume electricity even in case of shortage or stop of their activity – primarily because of pumps, which are used to prevent underground waters destruct underground mine-works.

However, the share of coal industry in total electricity consumption is insignificant.

Other major consumers are population and municipal entities – together they make up nearly 43% of total electricity consumption in 2016.

While population covers more than 95% of current bills, the municipal companies cover nearly 80%.

The main issues arise with the water supply and drainage companies: 65-68% of current bills paid. In could be explained by the continuous shortage in local budgets and conditionally low prices for correspondent services, as they do not cover expenses on production.

It is expected that reforms which result in rising prices for municipal services will improve situation with payments for electricity.

To mitigate risks related to the cash collection from customers following procedures are commonly used:

ensure the profitability of the counterparty and clear conditions of payments for electricity;
control and monitoring activities. Generating facility could stop electricity supply in case of payment absence – this is common practice which is regulated by law.
Metallurgy

Ukraine metal sector shows continuous decline since 2013 and was hardly affected by the war conflict in the eastern regions, unfavorable global situation in metal industry and political instability.

Going forward, Ukraine's metals sector will see modest growth to the end of 2018, with a handful of new projects to increase production growth. Production will not return to pre-crisis highs, however, due to global overcapacity and steel prices not making substantive gains over 2013. There are no major expansions on the cards, and no major players in either the aluminum or steel industries have announced substantial investment plans.

Ukraine’s steel production is heavily concentrated in three major companies: Metinvest Holding, Industrial Union of Donbas (ISD), and JSC Zaporizhstal Iron and Steelworks (49.9% owned by Metinvest).

The three companies together accounted 80% of the country’s total production.

The mining and metals sector of Ukraine is comprised from enterprises performing the following activities:

Mining and preparation of key inputs for further processing (ore mining, production of ore concentrate and pellets);
Ferroalloys production;
Coke production;
Metal processing – key technological process resulting in production of pig iron, steel, semi-finished products from ferrous metals (slabs, rods, billets, tubes etc.) and alloys;
Scrap and by-products utilization.

Picture 9.1. Major production stages within mining and metal sector
Source: Deloitte

Chart 9.1. Historical main indicators of the steel industry, ths. tones
Source: Business Monitor International

Ukraine's steel sector faces the threat of diminished demand in Europe, the country's largest export destination. However, some of this will be offset by increasing domestic demand. As with the rest of Europe, the influx of cheap Chinese steel as well as rising labor costs in Ukraine will cause the sector to struggle. What is more, the ongoing conflict in the country has hit both output and consumption levels hard in 2015, and continue to do so in 2016 too.

Chart 9.2. Main indicators affecting internal consumption of metal industry

Source: Business Monitor International

The outlook for Ukraine's metals sector is unpromising, as overcapacity in the global steel sector will continue, reducing incentives to invest. In addition, the poor growth outlook for Europe's steel demand, where Ukraine's exports go, will weigh on growth opportunities.

Table 9.2. Historical and projected data on Ukrainian metal industry
	2012	2013	2014	2015	2016	2017	2018	2019	2020
Crude steel production, ths. t	32 912	33 160	28 728	24 626	18 898	16 337	16 117	17 473	19 097
Crude steel consumption, ths. t	7 196	6 351	4 819	4 371	2 519	1 977	2 068	2 804	4 064
Crude steel balance, ths. t	25 716	26 809	23 910	20 255	16 379	14 360	14 049	14 669	15 033

Crude steel production, %	-6,9%	0,8%	-13,4%	-14,3%	-23,3%	-13,6%	-1,3%	8,4%	9,3%
Crude steel consumption, %	-1,3%	-11,7%	-24,1%	-9,3%	-42,4%	-21,5%	4,6%	35,6%	45,0%
Source: Business Monitor International

While the political tensions and lack of economic reforms in Ukraine are the major risk to near-term forecasts, over the medium term, however, the main risk is the rising cost of electricity caused by the increase in the price of energy, what can shrink operating margins even more in the future. The industry is also in major need of modernization, with more than half the world's open hearth furnace capacity located in Ukraine, indicating the industry's lack of efficiency.

The probability of capacity rationalization precludes any return to pre-2008 levels of production. It is forecasted 2018 crude output at around 16.1 mln tones with the recovery beginning with 4.6% growth.

10. Financial model review

Macroeconomic assumptions

The main macroeconomic assumptions used in model include:

•	Exchange rate forecast – primarily UAH/USD;

•	US inflation rate forecast;

•	UA inflation rate forecast.

Taking into account available projected data and trends from open sources and Business Monitor International research, the forecast of main macroeconomic assumptions was performed under the conservative approach. We do not observe any significant unexplained fluctuations neither in medium term, nor in long term forecast.

Thus, in our, opinion, current methodology reflects real expectations on how Ukrainian economy will perform throughout forecasted period.

Energoatom operating model

Revenue

Model assumes 2-year transition period within market liberalization. During this period top line revenue consists of

•	85% regulated tariff;

•	15% free market.

Revenue from the free market electricity sale during transition period consists of

•	long-term contracts - 80% of free market revenue;

•	next day contracts – 15% of free market revenue

•	spot contracts – 5% of free market revenue.

In fully liberalized market environment revenue structure is as follows:

•	long-term contracts - 85% of free market revenue;

•	next day contracts – 10% of free market revenue

•	spot contracts – 5% of free market revenue.

Regulated tariff forecast is not inflated during the transition period and is equal to tariff in 1Q2017.

Basic element in the Company’s sale structure are long term contracts, which is inflated at the constant yearly rate 5%, beginning from year 2018 and starting with 2017 regulated tariff.

Next day and spot contracts are projected as 5% and 10% premium over the long-term contract price.

Table 10.1. Electricity prices for 7-year forecasted period, UAH per kWh
	2017	2018	2019	2020	2021	2022	2023
Tariff price	0,47	0,47	0,47
Long-term contract	0,47	0,49	0,52	0,54	0,57	0,60	0,63
Day-Ahead-Market average price	0,49	0,52	0,54	0,57	0,60	0,63	0,66
Spot Market average price	0,52	0,54	0,57	0,60	0,63	0,66	0,69

Structure
Tariff price	80%	80%	80%	0%	0%	0%	0%
Long-term contract	16%	16%	16%	85%	85%	85%	85%
Day-Ahead-Market average price	3%	3%	3%	10%	10%	10%	10%
Spot Market average price	1%	1%	1%	5%	5%	5%	5%

Weighted average price	0,47	0,47	0,48	0,55	0,58	0,60	0,63

	2017	2018	2019	2020	2021	2022	2023
dynamics, %		1%	1%	14%	5%	5%	5%

Source: financial model, Baker Tilly calculation

The model forecasted electricity output is based on the actual figures for year 2016.

The 2016 figure was affected by unusually long term maintenance works on ZNPP, based on the managements’ information. Thus, electricity generation in 2016 was affected by the major life extension procedures, which forced to stop certain reactors for comparatively long period. Taking into account the abovementioned, in our opinion, the forecast tend to be conservative.

Management also states that the Company could produce electricity up to installed capacity level, taking into account that there are not major unscheduled maintenance works during operating year.

Taking into account planned decommissioning of certain reactors in 2036-2040 due to their physical depreciation, the actual safe capacity of nuclear generation capacities of the Company is as follows:

Table 10.2. Actual safe capacity of Energoatom
	2017-2035	2036	2037	2038	2039	2040
Installed capacity, MW	13 935 000	10 935 000	9 935 000	7 935 000	6 935 000	6 935 000
Decommissioning capacities, MW	-	3 000 000	1 000 000	2 000 000	1 000 000	-
Operating days	300	300	300	300	300	300
Safety discount	90,00%	90,00%	90,00%	90,00%	90,00%	90,00%
Actual capacity, mln MWh	90 298 800	70 858 800	64 378 800	51 418 800	44 938 800	44 938 800

Source: financial model, Baker Tilly calculation

The electricity generation is projected using constant utilization rate at the level of year 2016.

Table 10.3. Projected electricity generation volumes
	2017-2035	2036	2037	2038	2039	2040
Projected output, mln MWh	75 931 438	59 585 165	54 136 133	43 238 069	37 789 037	37 789 037
Actual capacity, mln MWh	90 298 800	70 858 800	64 378 800	51 418 800	44 938 800	44 938 800
Utilization rate, %	84,09%	84,09%	84,09%	84,09%	84,09%	84,09%

Source: financial model, Baker Tilly calculation

The projected revenues have smooth pattern without significant unexplained fluctuations. 9% increase in revenues in year 2020 comparing with 2019 is explained by the full market liberalization and, consequently, higher electricity prices.

Decrease in revenue which is observed since 2036 is mainly due to the decommissioning of the reactors at the end of their normal useful life.

Table 10.4. Total revenue
	2017	2018	2019	2020	2021-2035
Projected output, mln MWh	75 931 438	75 931 438	75 931 438	75 931 438
Revenue, 000 UAH	35 648 187	35 918 384	38 096 613	41 601 901
Revenue dynamics, %		1%	6%	9%	5%
	2036	2037	2038	2039	2040
Projected output, mln MWh	59 585 165	54 136 133	43 238 069	37 789 037	37 789 037
Revenue, 000 UAH	71 262 079	67 982 459	57 011 862	52 318 353	54 934 270
Revenue dynamics, %	-18%	-5%	-16%	-8%	5%

Source: financial model, Baker Tilly calculation

Taking into account abovementioned, in our opinion, the Company’s revenue model is built using conservative approach, which is unlikely overestimate revenues from electricity sales.

EBITDA and net cash flow before Senior loan

Two main components of Company’s expenses are projected in financial model: cost of sales and administrative expenses.

Gross profit is calculated through gross margin forecast. It is assumed flat gross margin 34% for the entire projected period. To reflect decrease in cost of sales due to shortening and, further, excluding costs associated with used nuclear fuel recycling, the subject amount is added back to EBITDA. The exact figures were obtained from the Company, they are based on current and future prices and correspond with historical data.

Please, note, that we do not checked these figures and believe, that management estimates are correct. The analysis which was undertaken to test high-level appropriateness of management data showed that these figures are based on current data and do not have major differences with alternative approach we utilized within our tests.

Applied approach was tested and compared to the approximate results, which could be potentially obtained using forecasts of each component of cost of sales. We have not analyzed period 2037-2040 because cost of sales’ structure in post-operating period for decommissioning nuclear reactors is highly unpredictable and require numerous assumptions to be made, which could significantly influence our analysis.

Table 10.5. Gross margin comparison
	2017-2023	2024-2035
Gross margin from model	44%	49%*
Gross margin based on component forecast, 000 UAH
Minimum	37%	45%
Maximum	46%	46%
Average	42%	46%
*for the comparison purposes we accounted abovementioned decrease in used fuel costs in gross margin. For consistent comparison we used similar approach in nuclear fuel forecast as was utilized within financial model – without adjusting its prices for inflation.

Source: financial model, Baker Tilly calculation

The is no significant differences between two approaches observed, thus, despite the fact that within certain periods cost of sales in model could be slightly overstated or understated comparing to alternative approach, the resulting figures do not differ significantly.

Also, please note, that decomposition of cost of sales to the components (salary, nuclear fuel, other) will show significant differences between two approaches, because of different macroeconomic assumptions used for components’ projections. However, as it was mentioned previously, it will not have significant impact on total figures.

EBITDA calculation was based on the gross profit less administrative expenses. Historically, administrative expenses made up to 2% from revenue and this margin was used within estimating projected expenses.

The amount of planned investments for 2017-2020 was obtained from the Company. Since, the Company plans to continue life extension procedures after 2020, the forecasted operating cash flow is adjusted by average amount of investments in life extension for the period 2017-2020. The model assumes, that the cash outflow will be constant till year 2030, when the major share of reactors will be recertified.

As it was mentioned in Cash flow analysis section of the report, the actual cash flow from operations significantly differs from EBITDA. Thus, in order to forecast operating cash flow in model, calculated EBITDA was adjusted on corresponding coefficient, which equal 0,47 and represent actual portion of EBITDA transferred to real operating cash flow.

Table 10.6. EBITDA and cash flow from operations for the first 5 years of forecasted period, ths. UAH
	2017	2018	2019	2020	2021
Gross profit	13 189 829	13 289 802	14 095 747	15 392 704	16 599 159
Administrative expenses	712 964	718 368	761 932	832 038	873 640
Savings on used fuel disposal	-	-	1 976 906	4 151 203	4 270 657
EBITDA	12 476 865	12 571 434	15 310 720	18 711 868	19 996 176
EBITDA margin	32%	32%	37%	41%	42%
Coefficient (cash flow/earnings)	47%	47%	47%	47%	47%
Cash flow from operations	5 864 127	5 908 574	7 196 039	8 794 578	9 398 203
Loan payments	40 831	154 773	478 850	889 205	972 343

	2017	2018	2019	2020	2021
License extension	1 794 200	2 754 600	2 559 900	1 277 900	2 096 650
Net cash flow	4 029 096	2 999 202	4 157 288	6 627 474	6 329 210

Source: financial model

EBITDA margin has two major deviation from its average:

•	2019 – increase indicating start of the storage and subsequently decrease in costs associated with used nuclear fuel disposal;

•	2020 – increase indicating full utilization of nuclear fuel at nuclear fuel storage.

In a long-term, EBITDA margin is stable and show increase in 2036, with the certain reactors are being stopped.

Table 10.7. EBITDA margin and operating cash flow-to-revenue ratio
	2017-2019	2020-2024	2025-2031-	2032-2040
EBITDA margin	35-40%	45-48%	47%	50-54%
Cash flow-to-revenue	8-11%	14-16%	10-22%	23-25%

Source: financial model

Please note, net operating cash flow projected in model does not include outstanding loans’ service costs, which potentially could overstate operating cash flow in model by the amount of interest payments for EBRD and Euratom debts. The approximate difference could make on average up to 0,7% in 2017-2028, till outstanding loans are not repaid.

Project operating model

Please note, that our review of storage facility operations do not include in-depth analysis of construction time schedule, total cost of project, significant technological issues, suppliers, etc. We assume that these issues are covered in corresponding documents and believe that inputs used within storage operating model are presented correctly and represent actual quantity and cost as of report date.

Despite issued Amendment 8 to Holtec contract, Amendment 6 is incorporated in financial model. Based on the data from modelling team it could be explained by immaterial difference between two Amendments and more detailed schedule presented in Amendment 6, which allows to reflect investment period with more accuracy comparing to Amendment 8.

Also, we assume that all needed materials, inventory, transport and personnel are available or could be available at the needed date.

We focused on analyzing consistency in projections, structure of the operating expenses and logic of operational activity forecasts.

Project cost

The project is divided into the following major stages:

“Zero” stage, which includes preparation of the construction site and various tests of the land plot, geodetic examination, design and survey.
The total cost of “zero” stage is UAH 34 mln and it is assumed that it will be completed by the 30 Sept 2018.

1-st stage include constructing all auxiliary facilities, transportation, power supply, utilities and other. The estimated completion date is by 30 Sept 2020 with total estimated cost UAH 1,1 bln.
2-nd stage include construction of the core facilities – cask storage area. Cask installation is forecasted till 2034.
First phase consists of construction of the main reception building and imported casks with total cost USD 265 mln. It is expected that this phase will end in year 2023. The storage facility will be equipped with imported Holtec casks.

Second phase is expected to begin in year 2024 and last till 2034. Total investments in cask storage area are estimated at the level of UAH 18,6 bln. Second phase assumes another supplier of core equipment, preliminary local entity, which is specialized on nuclear heavy machinery.

All costs are based on the corresponding contracts and calculations provided by the Company and believed to be correct.

Also, in excess of core construction expenses, construction costs include additional costs associated with construction of social facilities, contingency costs and others, which are based on the research of state engineering organization (Energo-project). The construction costs include corresponding projected changes in prices.

Please, note, that Holtec contract assumes only cask installation and does not include any construction work on the site. The construction works will be performed by the local companies.

Operating expenses

Total operating costs of the storage is assumed to be nearly USD 2,9 mln and is distributed within following major categories:

Table 10.8. Operating cost structure
Cost	Share	Inflated with
Helium	23%	USD inflation rate
Diesel oil, grease	7%	USD inflation rate
Transportation of SNF	21%	UA inflation rate
Personnel and staff	45%	UA inflation rate
Other	4%	UA inflation rate, except expenses on argon and welding wire

Source: financial model

All costs’ categories are projected using one approach without significant fluctuations and deviations from the average figures. The production process do not include any specifics or which could significantly affect average operating cost.

The operation model of the storage is fully dependent to the Company’s operating activity, as well as successful operations of nuclear power units depend on the storage.

Debt service and repayment

Debt service and repayment is based on the preliminary schedule and terms, which have been discussed between potential partners and is as follows:

Table 10.9. Senior loan
Senior loan
	Disbursement	months	36
	Repayment	years	17
	End of disbursement period	date	31-Jan-21
	End of repayment period		31-Jan-38
	Repayment frequency	months	6
	Base interest rate		6,0000%
	OPIC premium		2,0000%
	Interest rate	%	8,00%
	Maximum amount	USD	250 000 000

	Expense reserve account	USD	2 500 000
	Additional reserve account 1	USD	-
	Additional reserve account 2	USD	-
	Debt service reserve account	years	1 year(s)
Trust
	Interest earned on cash	%	0,5000%

Source: financial model

Please, note, that we do not perform tests or analysis on the used interest rates, consultant fees and other terms of loan. We assume, that these terms are real and based on preliminary negotiations between counterparties.

The timing of cash inflows corresponds with cash outflows (with certain shift), which are planned under the construction contracts. Please note, that “Revenues” represent net operating cash flow from core activity.

Table 10.10. Senior debt service and repayment, ths. USD
2017	2018	2019	2020	2021
Inflow
Revenues	146 338	105 373	138 183	209 815	194 767
From senior loan	-	231 333	18 667	-
Total	146 338	336 706	156 851	209 815	194 767

Outflow
Construction(storage)	53 728	135 566	203 869	133 718	128 256
Operating expenses (storage)	727	3 209	3 458	3 857	4 149
Financing costs	750	12 500	-	-	-
Senior loan principal	-	-	-	-	14 706
Senior loan interest payments	-	7 500	15 000	15 000	14 779
OPIC premium	-	5 150	5 150	5 150	5 070
Total	55 205	163 925	227 478	157 725	166 960

Other CF (net)	-	-8 321	85	-0	41 176

Net CF	91 133	164 461	-70 542	52 090	68 984
Net CF as a % of revenues	62%	156%	25%	35%
2027	2028	2029	2030	2036	2037
Inflow
Revenues	142 446	163 964	271 625	270 889	262 727	253 479
From senior loan
Total	142 446	163 964	271 625	270 889	262 727	253 479

Outflow
Construction(storage)	75 877	50 645	66 192	36 416	-	-
Operating expenses (storage)	6 025	6 325	5 814	6 670	8 593	8 940
Financing costs	-	-	-	-	-	-
Senior loan principal	14 706	14 706	14 706	14 706	14 706	14 706
Senior loan interest payments	9 485	8 603	7 721	6 838	1 544	662
OPIC premium	3 252	2 949	2 646	2 343	526	223
Total	109 346	83 229	97 079	66 973	25 369	24 531

Other CF (net)	1 250	1 250	1 250	1 250	1 250	18 235

Net CF	34 350	81 986	175 797	205 166	238 609	247 183
Net CF as a % of revenues	24%	50%	65%	76%	91%	98%

Sum of NCF 3 465 675

Source: financial model

The financial model shows that the Company has sufficient operating cash flow for debt service and repayment. In 2019 model results in negative net cash flow, which indicate insufficient amount of funds for investment program, however, the negative cash flow is offset by the positive net cash flow in previous and next periods, which potentially could be used for payments on corresponding loans.

Based on the performed analysis and certain limitations, which were mentioned above, in our opinion, financial model with substantial level of accuracy reflects total resulting figures related to the forecasted performance of the Company and project as of date of the Report, taking into account current economic and political situation.

Please, note, that significant changes in contracts with major suppliers and customers, political situation, Company’s strategy, macroeconomic situation and other fundamental factors could significantly impact financial performance of the Company and distort current forecasts.

State Enterprise National nuclear energy generating company «Energoatom» Addentum to Due Diligence report issued on 31 May 2017

In accordance with Additional Agreement No 1 to the Contract No 58/17 for rendering consulting services dated 15 February 2017 we concluded with Central Storage Safety Project Trust (further ‘Customer’) we, Baker Tilly Ukraine LLP (further ‘BTU’) have prepared Addentum to the Due Diligence report issued on 31 May 2017 and comprising results of Due Diligence of NNEC Energoatom SE (hereinafter referred to as the “Target”/”Company”) for 2015 and 2016 calendar years (hereinafter referred to as “Services”). This Addentum discloses general analysis of the updates to the financial model of NNEC Energoatom SE (hereinafter referred to as the “Target”/”Company”) stemming from actualization of the input data in the condition as at 17 January 2018. This Addentum comprises 5 pages and shall be read together with our Due Diligence report issued on 31 May 2017.

Our work consisted primarily of analysis and analytical procedures applied to the public information, and also data, information and explanations provided to us by or at the request of the Customer and of the Target. We did not verify the accuracy and / or completeness of the public information, data or information and explanations provided by management of the Target or by the Customer, such as would be the case during an audit and / or a review. Consequently this Addentum report does not contain an audit opinion and / or a review report on any of the information set out in this Addentum report.

The updated financial model shows that the Company has sufficient operating cash flow for debt service and repayment.

Table 1. Extract from model. All figures (except DSCR) are in USD mln

	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
CADS	92.6	36.3	148.8	102.2	193.9	196.4	260.2	276.0	174.1	186.1	242.3
Debt service OPIC	(8.6)	(13.8)	(13.8)	(27.5)	(26.8)	(26.0)	(25.3)	(24.6)	(23.8)	(23.1)	(22.4)
DSCR OPIC	10.8	2.6	10.8	3.7	7.2	7.5	10.3	11.2	7.3	8.1	10.8
Debt service other	(93.6)	(99.9)	(109.7)	(111.4)	(107.8)	(101.2)	(90.6)	(82.7)	(198.6)	(204.3)	(180.9)
DSCR corporate	2.0	1.2	2.1	1.5	2.2	2.2	2.9	3.2	1.6	1.7	2.0

Based on the performed analysis and certain limitations, in our opinion, financial model with substantial level of accuracy reflects total resulting figures related to the forecasted performance of the Company and project as of the date of the Report, taking into account current economic and political situation.

Please, note, that significant changes in contracts with major suppliers and customers, political situation, Company’s strategy, macroeconomic situation and other fundamental factors could significantly impact financial performance of the Company and distort current forecasts.

Alexander Pochkun

Managing Partner
Baker Tilly Ukraine LLP

Kyiv, Ukraine

19 January 2018

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The updated model incorporates following major amendments, which affect the final result:

•	interest rate is updated per signed agreement (including 0.5% Minister of Finance fee);
•	repayment frequency was changed to 3 months (quarterly repayments);
•
model utilizes more realistic forecast of UAH/USD exchange rate with steady increase up to 30.5 UAH per USD (comparing with 31.6 in model v.1) in 2020 and 35.5 (comparing with 47.8 in model v.1) in 2030.

These figures are consistant with estimates, which are based on IMF forecasts;

•	tariff prices for 2018 and 2019 were updated according to the information from the Company.
For Year 2018: tariff of 0.55 UAH/KWh is approved by government authorities for first half of 2018, in the second half of 2018 tariff of 0.74 UAH/KWh is expected as required by EBRD;

•	tariff price increase was lowered to conservative 3% yearly growth;
•	OPIC Premium payments. Payment mechanism was updated according to signed agreement. 1.85% is paid on drawn loan and interest payable, 0.1% is paid on the undrawn loan amount;
•	loan draws were updated according to BAML Indicative Cash Flow Schedule;
•	methodology of calculating Corporate DSCR was amended to.

CADS (Cash available for debt service)	Cash flow excluding payments on debt and including CAPEX and OPEX
Total debt service	Total debt service include OPIC, EBRD/Euroatom, revolver, bond debt services

•
capex represented in the model are designated for safety upgrade programs and increasing of efficiency excluding extension of blocks. The model comprises CAPEX that shall be covered by this program, the source for these CAPEX is approved of for 2018, and the model assumes that the same resource will be in further periods in the same amount as minimum. Based on interview with Company's management, years 2018-2020 only include extension of blocks. Safety of upgrade and increasing efficiency of 2018-2020 are extended until 2031 due to the residual approach.

•
forecast of bond redemption and incurred interests (a current rate as at 31.12.2017 was 20.25%) were added in the model. As at 31 December 2017 the balance of bond debt amounted to 000 UAH 1 172 189 , including current liabilities in the amount of 000 UAH 212 500 , long-term liabilities in the amount of 000 UAH 904 689.

•
The schedule of the European Bank for Reconstruction and Development (further EBRD) loan was updated. Loan movements were based on the Company’s projection of disbursements and repayments and were calculated in line with loan agreements conditions.

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Table 2. Forecast of EBRD loan agreement movements, EUR, updated

	Drawdown	Repayment	Debt outstanding
2016	30 994 423		30 994 423
2017	22 339 313	-2 416 237	50 917 499
2018	74 533 177	-7 646 116	117 804 560
2019	125 293 146	-19 629 520	223 468 186
2020	46 839 941	-28 896 634	241 411 492
2021		-32 188 199	209 223 293
2022		-32 188 199	177 035 094
2023		-32 188 199	144 846 895
2024		-32 188 199	112 658 696
2025		-32 188 199	80 470 497
2026		-32 188 199	48 282 298
2027		-32 188 199	16 094 099
2028		-16 094 100	0
TOTAL	300 000 000	-300 000 000
Source: Energoatom, Baker Tilly calculations

•	The schedule of the European Atomic Energy Community (further Euratom) loan was updated. In 2017, Company received the first tranche in the amount of EUR 50 million.

Table 3.   Forecast of Euratom loan agreement movements, EUR, updated

	Drawdown	Repayment	Debt outstanding
2017	50 000 000		50 000 000
2018	50 000 000		100 000 000
2019	150 000 000		250 000 000
2020	50 000 000		300 000 000
2026		-100 000 000	200 000 000
2027		-100 000 000	100 000 000
2028		-100 000 000	0
Total	300 000 000	-300 000 000	0
Source: Energoatom

According to loan agreement repayments could not be made earlier than in 2019 - the 6-th Anniversary of signing of Agreement. Due to flexible payments conditions repayment dates of further disbursements in amount of 250 000 000 EUR could be changed to more favorable schedule for the Company.

•	repayments of other outstanding debts were included in the model as follows:

Table 4. Other outstanding debts related to EBRD and Euratom loans

	Debt as at 31.12.2016	Repayments 2017	Repayments 2018
EBRD, USD	6 531 500	4 354 333	2 177 167
Euratom, USD	4 765 555	3 607 665	1 157 890
Euratom, EUR	5 850 000	3 900 000	1 950 000
Source: Energoatom, Baker Tilly calculations

•	interests related to EBRD and Euratom debts were added to the model.

•
the interests related to short-term credit lines were included into the model. It is assumed that Company revolving credit line will be maintained at the level as at December 31, 2017, where only interest will be paid yearly.

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Table 5.  The outstanding Debts on short-term credit lines

	as at 31.12.16%		as at 31.12.17%
denominated in UAH, 000 UAH	2 207 037	21%	4 236 267	28%
denominated in USD, 000 USD	296 833	79%	378 835	72%
Total in 000 USD	378 001	100%	529 768	100%

According to the terms of loan agreements, the maturity date is in 2018.

According to the Company’s management representation and historical data, these loans will also be available on terms of refinancing.

The interest rate had a declining trend in 2017: in average, the rate has decreased by 2-3% for all types of short-term financing. As at 31.12.2017 the interest rate for credit lines denominated in UAH was 18.8%; in USD – 9.5%.

Table 6. The accounts receivable due from SE “Energorynok”, 000 UAH

Type of receivables	As at 31.12.2016%		As at 31.12.2017%
Overdue	9 871 285	82%	10 971 903	87%
Current	2 150 976	18%	1 632 747	13%
Total	12 022 261		12 604 650

This source of extra cash was not included in the model and could be used for repaying of short-term credit lines.

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